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Exhibit 10.17




                          LOAN AND SECURITY AGREEMENT
                      (RECEIVABLES TRANSACTIONS WAREHOUSE FACILITY)


      This LOAN AND SECURITY AGREEMENT (RECEIVABLES TRANSACTIONS WAREHOUSE FACILITY) is made and entered into as of September 30, 1999, by and among RESORT FUNDING, INC., a Delaware corporation ("Borrower"), and FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender").

      In consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

SECTION
1.  DEFINITION OF TERMS.

      The capitalized terms used in this Agreement are defined in this Section
1. The definitions include the singular and plural forms of the terms defined.

      1.1 Advance. A portion of the proceeds of the Loan advanced from time to time by Lender to Borrower in accordance with the terms of this Agreement.

      1.2   Advance Request.  Defined in Section 4.3 hereof.

      1.3   Affiliate.

      (a) Any shareholder, officer, director, general partner, or member of Borrower; and

            (b) Any Person that, directly or indirectly, through one (1) or more intermediaries, controls, is controlled by, or is under common control with Borrower or for which any other Affiliate of Borrower is an officer, director, shareholder, general partner, or member. For purposes of the definition of "Affiliate:" (i) a Person shall be presumed to be in control of a corporation if that Person, either alone or pursuant to an arrangement or understanding with one (1) or more other Persons, (A) owns, controls, or has the power to vote (including by proxy) greater than fifty percent (50%) of any class of voting securities of such corporation or that determines in any manner the election or appointment of a majority of the directors thereof; or (B) has the power or practical ability to exercise a controlling influence over the management or policies of such corporation; and (ii) a Person shall be deemed to be in control of a Person other than a corporation if that Person, either alone or pursuant to an arrangement or understanding with one (1) or more other Persons, (A) owns, controls, or has the power to vote (including by proxy) greater than fifty percent (50%) of the equity or beneficial interest of such Person; or (B) has the power or practical ability to exercise a controlling influence over the management or policies of such Person.



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      1.4 Agreement. This Loan and Security Agreement (Receivables Transactions
Warehouse Facility) by and among Borrower and Lender (including the exhibits and schedules hereto), as it may be amended and/or restated from time to time.

      1.5   Applicable Borrowing Base Percentage.  Ninety percent (90%).
            ------------------------------------

      1.6 Applicable Declaration. With respect to an Applicable Resort, the declaration of condominium, declaration of covenants, conditions, and restrictions, master deed, or similar document, together with any amendments or restatements thereof, that establishes the underlying form of ownership of such Applicable Resort and is recorded in the appropriate public records of the Applicable Jurisdiction.

      1.7   Applicable  Jurisdiction.  With respect to an  Applicable  Resort,  the state,
            ------------------------
county,  municipality,  and/or other  governmental  jurisdiction  in which such Applicable
Resort is located.

      1.8 Applicable Laws. With respect to an Applicable Resort, any and all federal, state, and local statutes, ordinances, rules, regulations, court orders and decrees, administrative orders and decrees, and other legal requirements of any and every conceivable type to which Borrower, Guarantor, such Applicable Resort or any portion thereof, or all or any portion of the Collateral or any Applicable Underlying Transaction Collateral is or becomes subject from time to time.

      1.9 Applicable Mortgage. A mortgage or deed of trust, if any, that secures the payment by an Applicable Underlying Developer of amounts owed to Borrower by such Applicable Underlying Developer in connection with an Applicable Underlying Transaction.

      1.10  Applicable  Resort.  A Qualified  Resort in connection with which Borrower has
            ------------------
engaged in a Qualified Transaction with a Qualified Developer.

      1.11 Applicable Timeshare Documents. All Applicable Declarations and other documents and instruments relating to an Applicable Resort and/or the Units, Common Elements, Common Furnishings, and Intervals thereat, including but not limited to the project documents, registrations and other approvals, business licenses, Applicable Timeshare Owners' Association agreements and corporate documents, budgets, and other documents used in the marketing, sale, and financing of such Intervals. Each Applicable Timeshare Document shall be in form and content acceptable to Lender. Lender shall have received and approved true, correct, and complete copies of all Applicable Timeshare Documents as a condition precedent to any Advances hereunder in respect of the Applicable Resort to which such Applicable Timeshare Documents pertain.

      1.12  Applicable  Timeshare  Owners'  Association.  With respect to each  Applicable
            -------------------------------------------
Resort,  a  not-for-profit  corporation or other legal entity  organized under the laws of the Applicable Jurisdiction.

      1.13  Applicable  Underlying  Borrower. A Qualified Developer that is the maker of a
            --------------------------------
Pledged Note Receivable.


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      1.14 Applicable Underlying Consumer Notes Receivable Purchase Portfolio.
At any time all Consumer Notes Receivable which have been purchased by Borrower in a Qualified Purchase and remain owned by Borrower.

      1.15  Applicable  Underlying  Developer.  An  Applicable  Underlying  Borrower or an
            ---------------------------------
Applicable Underlying Seller.

      1.16  Applicable  Underlying  Guarantor.  Any Person that has executed and delivered
            ---------------------------------
an Underlying  Guaranty in favor of Borrower in connection  with an Applicable  Underlying
Transaction.

      1.17  Applicable  Underlying  Loan.  A Qualified  Loan as to which Lender has agreed
            ----------------------------
to make certain Advances hereunder.

      1.18 Applicable Underlying Loan Collateral. Any and all collateral granted or available to Borrower to secure the payment by an Applicable Underlying Borrower of all principal, interest, and other amounts owed to Borrower by such Applicable Underlying Borrower in connection with an Applicable Underlying Loan.

      1.19 Applicable Underlying Loan Documents. All documents and instruments that evidence or secure an Applicable Underlying Loan, including but not limited to any Notes Receivable, Applicable Mortgages, and Underlying Guarantees executed and delivered to Borrower in connection therewith. The form and content of each Applicable Underlying Loan Document shall be satisfactory to Lender and approved by Lender in writing prior to any Advances hereunder in respect of the Applicable Underlying Loan to which such Applicable Underlying Loan Document pertains. Lender has approved the forms of Applicable Underlying Loan Documents identified in a letter from Lender to Borrower dated as of even date herewith. Borrower agrees not to amend, restate, or otherwise modify any Applicable Underlying Loan Documents in a material manner without Lender's prior written consent. Copies of any such amended, restated, or otherwise modified Applicable Underlying Loan Document, as so approved by Lender and fully executed and delivered by Borrower, shall be provided to Lender and Servicing Agent promptly following the effective date thereof. Modifications to incorporate changes required for the financing of (a) Interval Mortgages secured by Intervals which are timeshare licenses or timeshare estates which are undivided interests, or
(b) contracts for deed shall not be considered material modifications.

      1.20 Applicable Underlying Purchase. A Qualified Purchase in which Borrower has acquired Eligible Consumer Notes Receivable against which Lender has agreed to make certain Advances hereunder.

      1.21 Applicable Underlying Purchase Collateral. Any and all collateral granted or available to Borrower to secure the payment by an Applicable Underlying Seller of all amounts owed to Borrower by such Applicable Underlying Seller in connection with an Applicable Underlying Purchase.

      1.22 Applicable Underlying Purchase Documents. All documents and instruments that evidence or secure an Applicable Underlying Purchase, including but not limited to any Put and Reserve Agreements, Applicable Mortgages, and Underlying Guarantees executed and delivered to Borrower in connection therewith. The form and content of each Applicable Underlying Purchase Document shall be satisfactory to Lender and approved by Lender in writing prior to any Advances hereunder in respect of the Applicable Underlying Purchase to which such Applicable Underlying Purchase Document pertains. Lender has approved the forms of Applicable Underlying Purchase Documents identified in a letter from Lender to Borrower dated as of even date herewith. Borrower agrees not to amend, restate, or otherwise modify any Applicable Underlying Purchase Documents in a material manner without Lender's prior written consent. Copies of any such amended, restated, or otherwise modified Applicable Underlying Purchase Document, as so approved by Lender and fully executed and delivered by Borrower, shall be provided to Lender and Servicing Agent promptly following the effective date thereof. Modifications to incorporate changes required for the purchase of
(a) Interval Mortgages secured by Intervals which are timeshare licenses or timeshare estates which are undivided interests, or (b) contracts for deed shall not be considered material modifications.

      1.23  Applicable   Underlying  Purchase  Property.   All  Purchased  Consumer  Notes
            -------------------------------------------
Receivables and other property  purchased by Borrower as part of an Applicable  Underlying
Purchase.

      1.24  Applicable  Underlying  Seller.  A  Qualified  Developer  that is the  obligor
            ------------------------------
under a Pledged Put and Reserve Agreement.

      1.25  Applicable Underlying Transaction.  A Qualified Loan or a Qualified Purchase.
            ---------------------------------

      1.26  Applicable Underlying Transaction  Collateral.  Any and all collateral granted
            ---------------------------------------------
or  available  to  Borrower  to  secure  the  payment  and  performance  by an  Applicable
Underlying Developer in connection with an Applicable Underlying Transaction.

      1.27  Applicable  Underlying  Transaction  Documents.  With respect to an Applicable
            ----------------------------------------------
Underlying  Transaction,  the  Applicable  Underlying  Loan  Documents  or the  Applicable
Underlying Transaction Documents, as the case may be.

      1.28  Borrower.  Resort  Funding,  Inc., a Delaware  corporation,  together with its
            --------
successors and assigns.



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      1.29 Borrowing Base. (a) With respect to an Applicable Underlying Loan and the related Pledged Note Receivable, an amount equal to the lesser of (i) the unpaid principal balance of the Loan or (ii) the product of (A) the Applicable Borrowing Base Percentage times (B) the lesser of (1) the aggregate outstanding principal balance of each of the Eligible Consumer Notes Receivable that comprise a portion of Borrower's Applicable Underlying Loan Collateral for the Applicable Underlying Loan and the Pledged Note Receivable or (2) the present value of the contractual cash flow of each of such Eligible Consumer Notes Receivable discounted at the interest rate then applicable under the terms of the Note; and (b) with respect to an Applicable Underlying Purchase, amount equal to the least of (i) Borrower's unamortized investment in the Applicable Underlying Consumer Notes Receivable Purchase Portfolio for the Applicable Underlying Purchase, (ii) the lowest price at which the Applicable Underlying Seller either has the right or may be obligated to repurchase the Applicable Underlying Consumer Notes Receivable Purchase Portfolio for the Applicable Underlying Purchase or (iii) the product of (A) the Applicable Borrowing Base Percentage times (B) the lesser of (1) the aggregate outstanding principal balance of each of the Eligible Consumer Notes Receivable that comprise a portion of Borrower's Applicable Underlying Consumer Notes Receivable Purchase Portfolio for the Applicable Underlying Purchase or (2) the present value of the contractual cash flow of each of such Eligible Consumer Notes Receivable discounted at the interest rate then applicable under the terms of the Note.

      1.30 Borrowing Term. A period of twenty-four (24) calendar months following the earliest of the date of the initial Advance, the date of the initial advance under the RFI ADC Credit Facility or October 31, 2001.

      1.31  Business  Day. Each day that is not a Saturday,  a Sunday,  or a legal holiday
            -------------
under the laws of the State of New York or the United States.

      1.32  Closing Date.  The date of this Agreement.
            ------------

      1.33 Code. The version of the Uniform Commercial Code in effect from time to time in an Applicable Jurisdiction, as amended from time to time.

      1.34 Collateral. Collectively, the Pledged Notes Receivable, Pledged Put and Reserve Agreements, Purchased Consumer Notes Receivable and Applicable Mortgages (if any), together with all accounts, chattel paper, general intangibles, instruments and investment property related thereto and the cash and non-cash proceeds thereof, and all now owned or hereafter acquired right, title, and interest of Borrower in and to all Applicable Underlying Transaction Collateral for any and all of the Pledged Notes Receivable, Pledged Put and Reserve Agreements and Applicable Mortgages (if any) and in and to all Applicable Underlying Purchase Property, including but not limited to the following (to the extent applicable):

            (a) An absolute and unconditional first collateral assignment of all of Borrower's right, title, and interest in all Applicable Mortgages (if any) that secure any Pledged Notes Receivable or Pledged Put and Reserve Agreements;

            (b) An absolute and unconditional first collateral assignment in and pledge of all of Borrower's right, title, and interest in all Pledged Consumer Notes Receivable, together with all accounts, chattel paper, general intangibles, instruments and investment property related thereto and the cash and non-cash proceeds thereof;

            (c) An absolute and unconditional first collateral assignment of all of Borrower's right, title, and interest in and to all Interval Mortgages that secure the payment of Pledged Consumer Notes Receivable or Purchased Consumer Notes Receivable;

            (d) An absolute and unconditional first collateral assignment of all of Borrower's right, title, and interest in and to the Encumbered Intervals, together with all appurtenant rights and interests, including, without limitation, appurtenant rights and interests in and to the Common Elements and Common Furnishings and all easement, license, and use rights in and to all Applicable Resort facilities and amenities, all as described and set forth in the Applicable Timeshare Documents;

            (e) An absolute and unconditional first collateral assignment and pledge in and to all of Borrower's right, title, and interest in all documents, instruments, accounts, chattel paper, general intangibles and investment property relating to the Pledged Consumer Notes Receivable, the Purchased Consumer Notes Receivable, the Interval Mortgages, and the other Applicable Underlying Transaction Collateral (including the cash and non-cash proceeds thereof);

            (f) An absolute and unconditional first collateral assignment and pledge in and to all of Borrower's right, title, and interest in all furniture, furnishings, and fixtures of every kind and description (and all improvements and accessions thereto, including, without limitation, the Common Furnishings) located in or on or used in connection with any Encumbered Interval;

            (g) An absolute and unconditional first collateral assignment of all other agreements to which any Applicable Underlying Developer is or becomes a party or holds any interest and which in any way relate to the use, occupancy, maintenance, or enjoyment of any Encumbered Intervals or Encumbered Personal Property, including but not limited to utility contracts, maintenance agreements, management agreements, service contracts, and any agreement guaranteeing the performance of the obligations contained in any of the foregoing agreements (to the extent that assignments thereof are obtained by Borrower from the Applicable Underlying Developer);

            (h) An absolute and unconditional first collateral assignment of all of Borrower's right, title, and interest in and to any and all easements, contracts, leasehold interests (whether as lessor or lessee), permits, licenses, and approvals in respect of all or any portion of an Applicable Resort;

            (i) First priority Liens in and to all of Borrower's right, title, and interest in and to all books, records, reports, computer tapes, computer disks, and software relating to all or any portion of the Collateral;

            (j) Extensions, additions, improvements, betterments, renewals, substitutions, and replacements of, for, or to any of the Collateral, wherever located, together with the products, proceeds, issues, rents, and profits thereof and any replacements, additions, or accessions thereto or substitutions thereof, and all rights in or under insurance policies and to the proceeds of any insurance policies covering any of the other Collateral, all rights to unearned or refunded insurance premiums, and the proceeds of any condemnation awards or any claims regarding any of the other Collateral;

            (k) An absolute and unconditional first collateral assignment of all of Borrower's right, title, and interest in and to any rights inuring to an Applicable Underlying Developer related to easements, leasehold interests (whether as lessor or lessee), franchises, permits, approvals, licenses, facilities, and amenities on, affecting, or appurtenant to the Applicable Resorts and rights to occupy, use, and enjoy any such facilities or amenities and any Encumbered Intervals;

            (l) An absolute and unconditional first collateral assignment of all of Borrower's right, title, and interest in, to and under all Payment Authorization Agreements signed and delivered by or on behalf of a Purchaser of an Encumbered Interval and all accounts and proceeds relating thereto or deriving therefrom;

            (m) An absolute and unconditional first collateral assignment of all of Borrower's right, title, and interest in and to any rights inuring to an Applicable Underlying Developer or Borrower pursuant to any designation of such Applicable Underlying Developer or Borrower as an "institutional mortgagee," an "institutional lender," or a "mortgagee" in connection with any Encumbered Interval as provided in the Applicable Underlying Timeshare Documents; and

            (n) All now owned or hereafter acquired right, title, and interest of Borrower in and to any and all of the collateral for any other timeshare-related loan or credit facility between Lender and Borrower or an Affiliate of Borrower.

      1.35 Combined Outstanding Commitments. The sum of the Outstanding RFI Receivables Credit Facility Commitment and the Outstanding RFI ADC Credit Facility Commitment (as defined in the RFI ADC Credit Facility Agreement).

      1.36 Common Elements. The common areas and facilities, as defined or provided for in the Applicable Declaration and/or other Applicable Timeshare Documents, including, without limitation, the Land and all improvements thereto except for the Units that have been dedicated to the condominium or comparable form of ownership, as well as any limited common elements, as those terms are defined and used in the Applicable Declaration.

      1.37 Common Furnishings. All furniture, furnishings, fixtures, appliances, carpeting, and equipment located in a Unit or elsewhere within an Applicable Resort and available for use by Purchasers in accordance with the terms and conditions of the Applicable Timeshare Documents.

      1.38 Consumer Note Receivable. A promissory note, installment sales contract, or other evidence of indebtedness made and executed by a Purchaser in favor of an Applicable Underlying Developer in connection with such Purchaser's acquisition of an Interval.

      1.39 Custodial Agreement. The custodial agreement, if any, from time to time entered into and in effect between Lender, Borrower and Custodian and in form and substance satisfactory to Lender, pursuant to which Custodian will maintain custody of all original Applicable Underlying Transaction Documents including, without limitation, all Pledged Consumer Notes Receivable, Purchased Consumer Notes Receivable and related collateral documents and take certain actions in connection therewith.

      1.40 Custodial Fee. Five Dollars ($5) per each Pledged Consumer Note Receivable and each Purchased Consumer Note Receivable, payable at the time such Consumer Note Receivable is first delivered to Lender or to Custodian.

      1.41 Custodian. FINOVA Portfolio Services, Inc., an Arizona corporation and a wholly-owned subsidiary of Lender, or such other Person as Lender, in its discretion, engages from time to time, at Borrower's sole cost and expense, to maintain custody of all original Applicable Underlying Transaction Documents and take certain actions in connection therewith.

      1.42 Debtor Relief Laws. Any applicable liquidation, conservatorship, receivership, bankruptcy, moratorium, rearrangement, insolvency, reorganization, or similar law, proceeding, or device providing for the relief of debtors from time to time in effect and generally affecting the rights of creditors.

      1.43  Default.  An Event of  Default or an event or  condition,  the  occurrence  of
            -------
which,  with the lapse of time or the giving or notice or both, would become,  an Event of
Default .

      1.44 Default Rate. The Interest Rate plus five percent (5%) per annum; provided, however, that the Default Rate shall in no event exceed the highest interest rate permitted to be charged under any applicable usury laws.

      1.45 Eligible Consumer Note Receivable. A Pledged Consumer Note Receivable or Purchased Consumer Note Receivable that satisfies each of the following criteria or such other criteria as Lender may approve in writing:

            (a)   The Applicable Underlying Developer is the sole payee;

            (b) It arises from a bona fide sale by an Applicable Underlying Developer to a Purchaser of one (1) or more Intervals; provided a Consumer Note Receivable shall not be an eligible Consumer Note Receivable if and to the extent that the Purchaser has purchased more than six (6) Intervals in the Applicable Resort;

            (c) The Interval sale from which it arises has not been canceled by the Purchaser, any statutory or other applicable cancellation or rescission period has expired, the Interval sale has closed except as otherwise permitted in Exhibit "K" attached hereto and herein incorporated by this reference, and the Interval sale otherwise complies fully with the terms, provisions, and conditions of this Agreement, the other Loan Documents, the Applicable Underlying Transaction Documents, and all Applicable Laws, and is otherwise legally valid and enforceable against the Applicable Underlying Developer;

            (d) It is encumbered by an Interval Mortgage; and except as otherwise permitted in this Section 1.45(d) or in Exhibit "K", attached hereto and incorporated herein by this reference, if the Intervals from whose sale the Consumer Note Receivable has arisen are coupled with an estate in real property and the Purchaser is entitled to a deed to the Interval before the purchase price for the Interval is paid in full, the Consumer Note Receivable is secured by a recorded Interval Mortgage on the purchased Interval, which Interval Mortgage has been assigned in a recorded document to Borrower by the Applicable Underlying Developer and then assigned in a recorded document by Borrower to Lender; provided, however, that if the Intervals from whose sale the Consumer Note Receivable has arisen are coupled with an estate in real property, the Purchaser is not entitled to a deed to the Intervals before the Purchase Price is paid in full and the Intervals are not encumbered by a recorded Interval Mortgage which has been collaterally assigned to Lender, then, except as otherwise permitted in Exhibit "K", attached hereto and incorporated herein by this reference, the obligations of the Applicable Underlying Developer to Borrower under the Applicable Underlying Transaction Documents shall be secured by an Applicable Mortgage (which may be the same mortgage or deed of trust which has been given to Borrower by the Applicable Underlying Borrower and is an "Applicable Mortgage" as the term is defined in the RFI ADC Credit Facility Agreement) encumbering legal title to the Intervals, and the mortgagee's or beneficiary's interest in which shall have been appropriately collaterally assigned to Lender;

            (e)   Principal  and  interest   payments  on  it  are  payable  to  the
      Applicable Underlying Developer in legal tender of the United States;

            (f)   Payments of principal  and interest on it are due in equal monthly installments;

            (g)   It shall have an original term of no more than one hundred  twenty
      (120) months;

            (h) A cash down payment and/or other cash payments have been received by the Applicable Underlying Developer from the Purchaser or the maker of the Consumer Note Receivable in an amount equal to at least ten percent (10%) of the original purchase price of the purchased Interval, and the Purchaser has received no cash or other rebates of any kind;

            (i) No monthly installment due with respect to the Consumer Note Receivable is more than thirty (30) days' contractually past due at the time of the initial advance against or the purchase of such Consumer Note Receivable, as the case may be, under the Applicable Underlying Transaction and thereafter is contractually past due no more than the lesser of (A) ninety (90) days or (B) the comparable number of days set forth in the definition of "eligible note receivable" or its equivalent in the Applicable Underlying Transaction Documents;

            (j) The minimum interest rate on the Consumer Note Receivable must not be less than twelve percent (12%) per annum;

            (k) Except as otherwise permitted in Exhibit "K", attached hereto and by this reference incorporated herein, the Purchaser of the relevant Interval has access to a Unit within the Applicable Resort during any use period reserved by or assigned to such Purchaser, all in accordance with the Applicable Timeshare Documents;

            (l) Neither the Purchaser of the relevant Interval nor any other maker of the Consumer Note Receivable is an Affiliate of, or related to, or employed by the Applicable Underlying Developer or Borrower;

            (m) Except as otherwise permitted in Exhibit "K", attached hereto and by this reference incorporated herein, the Purchaser or other obligor has no claim against the Applicable Underlying Developer, Borrower, or any Affiliate of the Applicable Underlying Developer or Borrower, or any defense, set-off, or counterclaim with respect to the Consumer Note Receivable;

            (n) Neither the Consumer Note Receivable nor the Interval Mortgage which secures it is subject to any prior or other lien, assignment, pledge or hypothecation;

            (o) The Consumer Note Receivable is executed by a U.S. or Canadian resident; provided, however, that up to ten percent (10%) of the aggregate outstanding principal balance of all Eligible Consumer Notes Receivable from any Applicable Resort or Applicable Underlying Developer may from time to time be comprised of Consumer Notes Receivable executed by residents of countries other than the United States or Canada;

            (p) The original of the Consumer Note Receivable and all related documents have been endorsed by the Applicable Underlying Developer to Borrower and then endorsed by Borrower to Lender in the manner prescribed by Lender and delivered to Lender or Custodian as provided in this Agreement, and the terms thereof and all instruments related thereto shall comply in all respects with all Applicable Laws;

            (q) Except as otherwise permitted in Exhibit "K", attached hereto and by this reference incorporated herein, each Unit in the Applicable Resort which the relevant Purchaser has the right to occupy, pursuant to the Applicable Timeshare Documents, has been completed and furnished in accordance with the terms and provisions of such Purchaser's purchase contract, the Applicable Resort's public offering statement, and the other Applicable Timeshare Documents, a certificate of occupancy for each such Unit (or the building in which the Unit is located) has been issued, and such Unit is not subject to any Lien (other than the Lien created by such Interval Mortgage and the Permitted Liens and Encumbrances) that has not previously been consented to in writing by Lender; and

            (r) The forms of documents and instruments required to be used under Applicable Laws or otherwise relating to the Interval purchase transaction giving rise to such Consumer Note Receivable have been approved in advance by Lender in writing (including, without limitation, the forms of Consumer Note Receivable, Interval Mortgage (to the extent applicable, and federal truth-in-lending disclosure statement)).


      1.46  Eligible Note  Receivable.  A Pledged Note  Receivable  that satisfies each of
            -------------------------
the following criteria:

            (a)   The  Applicable  Underlying  Loan that it evidences was originated by Borrower in the ordinary course of its business;

            (b) Advances by Borrower under such Note Receivable may be used by the Applicable Underlying Borrower solely for purposes of providing purchase money financing to a Purchaser in connection with an Interval at the Qualified Resort related to such Applicable Underlying Borrower, to pay down or pay off loans secured by such Qualified Resort or otherwise in compliance with the Applicable Underlying Loan Documents;

            (c)   The  Applicable  Underlying  Loan  Documents have been approved in writing by Lender;

            (d)   Borrower is the sole payee;

            (e)   Principal  and interest  payments on it are payable to Borrower in legal tender of the United States;

            (f) It provides for the payment to Borrower of a minimum rate of interest approved in writing by Lender at the time it has designated the Applicable Underlying Loan as a Qualified Loan;

            (g)   Neither the  Applicable  Underlying  Borrower  nor the  Applicable
      Underlying Guarantor, if any, is an Affiliate of Borrower or Guarantor;

            (h) No monthly installment or other amount due with respect to the Note Receivable is more than thirty (30) days' contractually past due at the time of its pledge to Lender hereunder, and no such monthly installment becomes more than sixty (60) days' contractually past due thereafter;

            (i) Neither the Applicable Underlying Borrower nor the Applicable Underlying Guarantor, if any, has any claim against Borrower, Guarantor, or any Affiliate thereof, and no defense, set-off, or counterclaim exists with respect to the Note Receivable at the time of any Advance in respect thereof; and

            (j) The original of the Note Receivable and all related documents and instruments, the terms of each of which shall comply fully with all Applicable Laws, have been assigned and, if applicable, endorsed in the manner prescribed by Lender and delivered to Lender or, if Lender directs, Custodian.

      1.47  Eligible  Purchase   Transaction.   An  Applicable  Underlying  Purchase  that
            --------------------------------
satisfies each of the following criteria:

            (a)   The   Applicable   Underlying   Purchase  that  it  evidences  was
      originated by Borrower in the ordinary course of its business;

            (b) Purchase payments made by Borrower under such Applicable Underlying Purchase may be used by the Applicable Underlying Seller solely for purposes of providing purchase money financing to a Purchaser in connection with an Interval at the Qualified Resort related to such Applicable Underlying Seller, to pay down or pay off loans secured by such Qualified Resort or otherwise in compliance with the Applicable Underlying Purchase Documents;

            (c) The Applicable Underlying Purchase Documents include a Put and Reserve Agreement and have been approved in writing by Lender;

            (d)   Borrower  is the sole  Person  to whom the  Applicable  Underlying
      Seller is obligated under the Applicable Underlying Purchase Documents;

            (e)   Payments due to Borrower under the Applicable  Underlying Purchase
      Documents are payable to Borrower in legal tender of the United States;

            (f) It provides for the payment to Borrower of a rate of return approved in writing by Lender at the time it has designated the Applicable Underlying Purchase as a Qualified Purchase;

            (g)   Neither  the  Applicable  Underlying  Seller  nor  the  Applicable
      Underlying Guarantor, if any, is an Affiliate of Borrower or Guarantor;

            (h) No amount due to Borrower under the Applicable Underlying Purchase Documents is more than thirty (30) days' contractually past due at the time of its pledge to Lender hereunder, and no such monthly installment becomes more than sixty (60) days' contractually past due thereafter;

            (i) Neither the Applicable Underlying Seller nor the Applicable Underlying Guarantor, if any, has any claim against Borrower, Guarantor, or any Affiliate thereof, and no defense, set-off, or counterclaim exists with respect to the Applicable Underlying Purchase at the time of any Advance in respect thereof; and

            (j) The original of the Applicable Underlying Purchase Documents and all related documents and instruments, the terms of each of which shall comply fully with all Applicable Laws, have been endorsed in the manner prescribed by Lender and delivered to Lender or, if Lender directs, Custodian.

      1.48 Encumbered Personal Property. All furniture, furnishings, fixtures, appliances, equipment, inventory, supplies, accounts, chattel paper, and general intangibles at any time located at, arising out of the use of, and/or used or useful in connection with the management or operation of any Encumbered Interval, whether now owned or hereafter acquired by Borrower or an Applicable Underlying Developer, together with all improvements and accessions thereto and replacements thereof and the cash and non-cash proceeds thereof, a Lien against which constitutes Applicable Underlying Transaction Collateral for a Pledged Note Receivable or a Pledged Put and Reserve Agreement, as the case may be, or Applicable Underlying Purchase Property.

      1.49 Environmental Laws. The Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time ("CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended from time to time ("RCRA"), the Superfund Amendments and Reauthorization Act of 1986, as amended, the federal Clean Air Act, the federal Clean Water Act, the federal Safe Drinking Water Act, the federal Toxic Substances Control Act, the federal Hazardous Materials Transportation Act, the federal Emergency Planning and Community Right to Know Act of 1986, the federal Endangered Species Act, the federal Occupational Safety and Health Act of 1970, the federal Water Pollution Control Act, and any and all comparable statutes or ordinances enacted in an Applicable Jurisdiction, as all of the foregoing laws may be amended from time to time, and any rules or regulations promulgated pursuant to the foregoing; together with any similar local, state or federal statutes, ordinances, rules, or regulations, either in existence as of the date hereof or enacted or promulgated after the date of this Agreement, that concern the management, control, storage, discharge, treatment, containment, removal, and/or transport of Hazardous Materials or other substances that are or may become a threat to public health or the environment; together with any common law theory involving Hazardous Materials or substances that are (or are alleged to be) hazardous to human health or the environment, based on nuisance, trespass, negligence, strict liability, or other tortious conduct, or any other federal, state, or local statute, ordinance, regulation, rule, policy, or determination pertaining to health, hygiene, the environment, or environmental conditions.

      1.50  Event of Default.  Defined in Section 7 hereof.
            ----------------

      1.51 Financial Statements. The tax returns, balance sheets, and statements of income and expense of Borrower and Guarantor and the related notes and schedules delivered by Borrower prior to the Closing Date, together with the financial statements and reports of Guarantor delivered to Lender prior to the Closing Date; and the monthly and annual financial statements and reports required to be provided to Lender pursuant to Section 6.1(g) hereof.

      1.52 GAAP. Generally accepted accounting principles, applied on a consistent basis, as described in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board which are applicable under the circumstances as of the date in question.

      1.53  Guarantor.  Equivest Finance, Inc., a Delaware corporation,  together with its
            ---------
successors and assigns.

      1.54 Guaranty. That certain Guaranty and Subordination executed by Guarantor and delivered to Lender concurrently with Borrower's execution and delivery of this Agreement, as it may be amended and/or restated from time to time. The Guaranty shall be the absolute and unconditional guaranty of payment and performance of the Loan and all amounts secured by or under the Loan Documents.

      1.55 Hazardous Materials. "Hazardous substances," "hazardous waste," "hazardous constituents," "toxic substances," or "solid waste," as defined in the Environmental Laws, and any other contaminant or any material, waste, or substance that is petroleum or petroleum based, asbestos, polychlorinated biphenyls, flammable explosives, or radioactive materials.

      1.56  Initial Advance.  The first Advance by Lender hereunder.
            ---------------

      1.57  Initial  Underlying   Transaction  Advance.  As  to  a  particular  Applicable
            ------------------------------------------
Underlying Transaction, the first Advance by Lender hereunder in connection therewith.

      1.58 Interest Rate. The Prime Rate plus 0.50% per annum. The Interest Rate charged for each calendar month shall be fixed based upon the Prime Rate published or otherwise determined and in effect as of the first Business Day of such calendar month. The Interest Rate shall be calculated based on a 360 day year and charged for the actual number of days elapsed.

      1.59 Interval. The right to use and occupy a Unit within an Applicable Resort and the Common Elements and Common Furnishings appurtenant to such Unit and/or the Applicable Resort during a reserved or assigned use period, all as more specifically described in the Applicable Declaration and/or other Applicable Timeshare Documents. An Interval may be coupled with an estate (such as a fee simple or leasehold estate) in real property, but is not required to be coupled with an estate in real property. Without limiting the generality of the foregoing, an Interval may include "right to use" timeshare interests (which are not coupled with an estate in real property) such as licenses and points-based vacation club memberships.

      1.60 Interval Mortgage. A mortgage, deed of trust, contract for deed, or other security agreement acceptable to Lender that creates a valid and enforceable first priority Lien against the Encumbered Interval identified therein in accordance with all Applicable Laws (which Encumbered Interval relates to an Applicable Resort); secures the payment of all principal, interest, and other amounts owed by a Purchaser to an Applicable Underlying Developer, pursuant to a Consumer Note Receivable; and, in the case of an Interval Mortgage which encumbers an Interval which is coupled with an estate for real property and to which the Purchaser is entitled to a deed before the purchase price for the Interval is paid in full, has been properly recorded or registered.

      1.61  Land.  The real  property  upon which any portion of an  Applicable  Resort is
            ----
situated.

      1.62 Lien. Any mortgage, security interest, or other interest in property securing an obligation owed to, or valid claim by, a Person other than the owner of such property, whether such interest arises in equity or is based on common law, statute, or contract.

      1.63 Loan. The subject revolving credit facility in a maximum principal amount not to exceed the Maximum Loan Amount at any time, as described in this Agreement and evidenced and secured by the Loan Documents.

      1.64  Loan Documents.  Collectively,  the following  documents and  instruments,  as
            --------------
each may be amended, renewed, extended, restated, or supplemented from time to time:

            (a)   This Agreement;

            (b)   The Note;

            (c)   The Guaranty;

            (d) The Pledges and Assignments of Notes Receivable and Applicable Mortgages (in the form of Exhibit "A", attached hereto and incorporated herein by this reference);

            (e) The Pledges and Assignments of Put and Reserve Agreements and Applicable Mortgages (in the form of Exhibit "B", attached hereto and incorporated herein by this reference);

            (f) The Pledges and Assignments of Consumer Notes Receivable and Interval Mortgages (in the form of Exhibit "C", attached hereto and incorporated herein by this reference);

            (g)   Assignments  of  the   Underlying   Guarantees  (in  the  form  of
      Exhibit "D", attached hereto and incorporated herein by this reference);

            (h)   The Custodial Agreement;

            (i)   The Servicing Agreement;

            (j)   The Lockbox Agreement;

            (k) UCC-1 (which Lender may require to be amended from time to time to specifically describe the Pledged Notes Receivable or the Pledged Put and Reserve Agreements) and UCC-3 financing statements covering the Collateral, to be recorded in the appropriate public records of each Applicable Jurisdiction and filed in the office of the Secretary of State of each Applicable Jurisdiction in which any of the Collateral is located; and

            (l) All such other assignments, agreements, documents, instruments, certificates, and materials as Lender may require in order to evidence or secure the Obligations, to evidence and perfect the rights, Liens, and security interests of Lender contemplated by the Loan Documents, and otherwise to effectuate the transactions contemplated hereby.

      1.65 Lockbox Agent. Manufacturers and Traders Trust Company, a banking company organized under the laws of the State of New York, or such other Person as Lender engages, in its discretion, at Borrower's sole cost and expense, to receive, deposit, and disburse all amounts paid with respect to the Pledged Consumer Notes Receivable and the Purchased Consumer Notes Receivable and all other amounts paid by or on behalf of each Applicable Underlying Developer and each Applicable Underlying Guarantor in accordance with the terms, provisions, and conditions hereof, of the Lockbox Agreement, and of the Applicable Underlying Transaction Documents.

      1.66 Lockbox Agreement. That certain agreement by and among Lender, Borrower, and Lockbox Agent in substantially the form of Exhibit "E", attached hereto and incorporated herein by this reference, pursuant to which Lockbox Agent is engaged, at Borrower's sole cost and expense, to receive, deposit, and disburse all amounts paid with respect to the Pledged Consumer Notes Receivable and the Purchased Consumer Notes Receivable and all other amounts paid by or on behalf of each Applicable Underlying Developer and each Applicable Underlying Guarantor in accordance with the terms, provisions, and conditions hereof, of the Lockbox Agreement, and of the Applicable Underlying Transaction Documents.

      1.67  Mandatory  Prepayment.  Any  prepayment of the Loan required by Section 2.6(b)
            ---------------------
hereof.

      1.68  Maturity  Date.  The date that is one hundred  twenty  (120)  calendar  months
            --------------
following date of the last Advance.

      1.69  Maximum Credit Facilities Amount.  Twenty Million Dollars ($20,000,000).
            --------------------------------

      1.70  Maximum Loan Amount.  Twenty Million Dollars ($20,000,000).
            -------------------

      1.71  Minimum Net Worth  Requirement.  The minimum net worth requirement  applicable
            ------------------------------
to Guarantor under the terms of the Guaranty.

      1.72 Note. That certain Promissory Note that evidences the Loan, dated as of the Closing Date, made and executed by Borrower to the order of Lender and delivered to Lender concurrently with Borrower's execution of this Agreement.

      1.73 Note Receivable. A promissory note that is now or hereafter made and executed by an Applicable Underlying Borrower to the order of Borrower, evidences an Applicable Underlying Loan, and may be secured in part by an Applicable Mortgage.

      1.74 Obligations. All present and future indebtedness, liabilities, obligations, and responsibilities, both financial and otherwise, to which Borrower is subject under any of the Loan Documents, whether direct or indirect, absolute or contingent, including but not limited to all amounts due or becoming due to Lender in respect of the Loan or any of the Loan Documents, including principal, interest, prepayment premiums, contributions, taxes, insurance premiums, loan charges, custodial fees, attorneys' and paralegals' fees and expenses and other fees or expenses incurred by Lender or advanced to or on behalf of Borrower by Lender, pursuant to any of the Loan Documents or in connection with Lender's enforcement of the prompt and complete payment and performance by Borrower and Guarantor of all indebtedness, liabilities, obligations, and responsibilities owed by Borrower, pursuant to this Agreement, any of the other Loan Documents, or otherwise.

      1.75 Outstanding Applicable Underlying Loan Commitment. At any time, the excess, if any, of the maximum principal amount which may then be outstanding under an Applicable Underlying Loan (if fully funded) over the unpaid principal balance of the Applicable Underlying Loan.

      1.76 Outstanding Applicable Underlying Purchase Commitment. At any time, the excess, if any, of the maximum unamortized investment by Borrower which may be outstanding under an Applicable Underlying Purchase (if fully funded) over the unamortized investment by Borrower in the Applicable Underlying Purchase.

      1.77  Outstanding  RFI  Receivables  Credit  Facility  Commitment.  The  sum  of the
            -----------------------------------------------------------
Outstanding  Applicable  Underlying Loan Commitments for all of the Applicable  Underlying
Loans  and the  Outstanding  Applicable  Underlying  Purchase  Commitments  for all of the
Applicable Underlying Purchases.

      1.78 Payment Authorization Agreement. The pre-authorized electronic debit agreement (or provision of a Consumer Note Receivable) by a Purchaser which provides for payment of a Consumer Note Receivable to the Applicable Underlying Developer.

      1.79 Permitted Liens and Encumbrances. Those liens and encumbrances affecting all or a portion of the Collateral or any Applicable Underlying Transaction Collateral to which Lender consents in writing, as set forth on Exhibit "F", attached hereto and incorporated herein by this reference, as amended or restated from time to time.

      1.80 Person. A natural person, corporation, partnership, limited liability company, joint venture, association, estate, trust, government, governmental subdivision or agency, other legal entity, or any combination thereof.

      1.81 Phase I Environmental Inspection. A Phase I environmental assessment of an Applicable Resort, including, without limitation, the relevant Land and all improvements thereto. In the event that any Phase I Environmental Assessment of an Applicable Resort is unacceptable to Lender for any reason or is not available, Borrower shall provide Lender with a written report or reports covering such Applicable Resort, prepared by one (1) or more appropriate licensed professionals acceptable to Lender, which confirm(s):

            (a) The absence of any Hazardous Materials of any kind or nature at the Applicable Resort, except for commercially reasonable amounts thereof commonly found at residential and resort properties in the Applicable Jurisdiction; and

            (b) That the applicable engineering firm has obtained, reviewed, and included within its report a CERCLIS printout from the Environmental Protection Agency (the "EPA"), statements from the EPA and other applicable state and local authorities, and such other information as Lender may reasonably require, all of which information shall confirm that there is no known or suspected hazardous or toxic waste located at the Applicable Resort or in such proximity thereto as to create a material risk of contamination of all or any portion of the Collateral or any Applicable Underlying Loan Collateral.

      1.82 Pledged Consumer Note Receivable. A Consumer Note Receivable that has been and remains pledged to Borrower by an Applicable Underlying Borrower pursuant to the Applicable Underlying Loan Documents, and which has then been pledged and remains pledged to Lender by Borrower pursuant to this Agreement or any of the other Loan Documents.

      1.83  Pledged Note  Receivable.  A Note Receivable that has been and remains pledged
            ------------------------
to Lender by Borrower, pursuant to this Agreement or any of the other Loan Documents.

      1.84 Pledged Put and Reserve Agreement. A Put and Reserve Agreement that has been and remains pledged or collaterally assigned to Lender by Borrower, pursuant to this Agreement or any of the other Loan Documents.

      1.85  Pre-Sales  Consumer Note Receivable.  Defined in Exhibit "K",  attached hereto and incorporated herein by this reference.

      1.86 Prime Rate. The per annum rate of interest publicly announced, from time to time, by Citibank, N.A., New York, New York ("Citibank") as the base (or equivalent) rate of interest charged by Citibank to its largest and most creditworthy commercial borrowers notwithstanding the fact that some borrowers of Citibank make borrow from Citibank at rates less than the announced base rate. If such bank shall, for any period, cease to announce or publish its prime or reference rate, then Lender shall, during such period, determine the Prime Rate based upon the prime or base rates announced or published by such other bank as is reasonably acceptable to Borrower.

      1.87 Purchased Consumer Note Receivable. A Consumer Note Receivable that has been purchased by Borrower from an Applicable Qualified Seller and remains owned by Borrower pursuant to the Applicable Underlying Purchase Documents, and which has then been pledged and remains pledged to Lender by Borrower pursuant to this Agreement or any of the other Loan Documents.

      1.88  Purchaser.  Any Person who  purchases  one or more  Intervals and is the maker
            ---------
of a Consumer Note Receivable.

      1.89 Put and Reserve Agreement. An agreement or agreements that are now or hereafter made and executed by an Applicable Underlying Seller for the benefit of Borrower, evidences the obligations of the Applying Underlying Seller to repurchase Purchased Consumer Notes Receivable from Borrower in connection with an Applicable Underlying Purchase or to replace such Consumer Notes Receivable, evidences the right of Borrower to hold in reserve or defer payment of a portion of the purchase price for Purchased Consumer Notes Receivable, and may be secured in part by an Applicable Mortgage.

      1.90 Qualified Developer. The developer of an interval ownership, condominium, timeshare, or vacation ownership project, who is domiciled and has his principal residence [or, in the case of a Person not a natural person, is organized and has its principal place of business (or if it has no principal place of business, its chief executive office)] in the United States, and the creditworthiness for a receivables hypothecation loan or for a receivables purchase and other qualifications of which are satisfactory to Lender, based upon any factors that Lender deems relevant. No Person shall be deemed a Qualified Developer unless and until Lender has so designated such Person in writing.

      1.91 Qualified Loan. A receivables/hypothecation loan which is made by Borrower to a Qualified Developer in connection with a Qualified Resort, permits the Qualified Developer to borrow not less than Five Million Dollars ($5,000,000) (which the Qualified Developer is reasonably expected to need), is secured by any Lien on real property which secures any loan made to the Qualified Developer and hypothecated under the RFI ADC Credit Facility and from which the Intervals which are the subject of Consumer Notes Receivable being hypothecated under the receivables/hypothecation loan have been created, and is otherwise satisfactory to Lender, based upon any factors that Lender deems relevant. No loan shall be deemed a Qualified Loan unless and until Lender has so designated such loan in writing. By way of clarification, a Qualified Loan does not need to at any time have an outstanding principal balance of Five Million Dollars ($5,000,000) or more.

      1.92 Qualified Purchase. A receivables purchase which is made by Borrower from a Qualified Developer in connection with a Qualified Resort, permits the Qualified Developer to sell to Borrower Consumer Notes Receivable for a cash price not less than Five Million Dollars ($5,000,000) (which the Qualified Developer is reasonably expected to need), is secured by any Lien on real property which secures any loan made to the Qualified Developer and hypothecated under the RFI ADC Credit Facility and from which the Intervals which are the subject of Consumer Notes Receivable being purchased as part of the receivables purchase transaction have been created, and is otherwise satisfactory to Lender, based upon any factors that Lender deems relevant. No purchase shall be deemed a Qualified Purchase unless and until Lender has so designated such purchase in writing. By way of clarification, a Qualified Purchase does not need to at any time have an outstanding unamortized investment by Borrower of Five Million Dollars ($5,000,000) or more.

      1.93 Qualified Resort. An interval ownership, condominium, timeshare project, and/or vacation ownership project which consists of, among other things, certain Land, Units, Common Elements, and Intervals, whether now existing or hereafter added, in one (1) or more buildings or phases, and all related Common Furnishings, easements, licenses, rights, interests, and other appurtenances, as more fully described in the Applicable Declaration and the other Applicable Timeshare Documents, located in the United States and is otherwise satisfactory to Lender, based upon any factors that Lender deems relevant. No project shall be deemed a Qualified Resort unless and until Lender has so designated such project in writing.

      1.94  Qualified Transaction.  A Qualified Loan or a Qualified Purchase.
            ---------------------

      1.95 Release Fee. A fee or amount, if any, required to be paid by an Applicable Underlying Developer to Borrower in consideration for the release of all or a portion of any Applicable Underlying Transaction Collateral from the Lien of an Applicable Mortgage or any other Lien in favor of Borrower. For purposes of this Agreement, the term "Release Fee" shall include any other payments, however denominated, required to be made by an Applicable Underlying Developer to Borrower upon the sale of an Interval at an Applicable Resort, pursuant to the Applicable Underlying Transaction Documents.

      1.96 RFI ADC Credit Facility. The revolving credit facility made available to Borrower, as described in the RFI ADC Credit Facility Agreement and evidenced and secured by the loan documents from time to time executed in connection therewith.

      1.97 RFI ADC Credit Facility Agreement. That Loan and Security Agreement (ADC Loans Warehouse Facility) by and among Borrower and Lender (including the exhibits and schedules hereto), as it may be amended, restated and/or replaced from time to time.

      1.98  RFI  Credit  Facilities.  Collectively,  the RFI ADC Credit  Facility  and the
Loan.

      1.99  RFI Credit Facilities  Agreements.  Collectively,  the RFI ADC Credit Facility
Agreement and this Agreement.

      1.100 Servicing Agent. For so long as (a) no Event of Default has occurred and (b) Lender, in its reasonable judgment, has not determined that such Person's servicing systems and controls are inadequate to protect Lender in any material way (and based upon an on-site inspection conducted by it prior to the Closing Date, Lender acknowledges that such an inadequacy did not appear to exist as of the completion of such inspection), Borrower or an Affiliate of Borrower; and thereafter, such other Person as Lender engages, in its discretion, at Borrower's sole cost and expense. Servicing Agent shall service each Applicable Underlying Transaction, which shall include but not be limited to the collection of all amounts owed Borrower by the Applicable Underlying Developer, pursuant to the Applicable Underlying Transaction Documents, subject to the terms, provisions, and conditions of Section 2 hereof and of the Servicing Agreement and the Lockbox Agreement.

      1.101 Servicing Agreement. An agreement by and among Lender, Borrower, and Servicing Agent (if different from Borrower) in substantially the form of Exhibit "G", attached hereto and incorporated herein by this reference, that provides for the servicing of each Applicable Underlying Transaction.

      1.102 Survey. An as-built survey of an Applicable Resort prepared in accordance with the ALTA/ACSM 1992 Minimum Survey Requirements by a licensed surveyor and certified by the applicable surveyor to the Applicable Underlying Developer.

      1.103 Underlying Guaranty. A document or instrument executed by an Applicable Underlying Guarantor and delivered to Borrower, pursuant to which one
(1) or more Persons guarantees the absolute and unconditional payment and performance of the Applicable Underlying Transaction and all amounts secured by or under the Applicable Underlying Transaction Documents.

      1.104 Unit. An apartment, condominium unit, or other structure that is affixed to real property at an Applicable Resort and designed and available, pursuant to applicable law, for use and occupancy as a vacation residence by one
(1) or more individuals, together with all related Common Elements, Common Furnishings, easements, and other appurtenances thereto.

SECTION 2.  THE LOAN.
            --------

      Lender hereby agrees to make the Loan, including Advances thereunder, in accordance with all of the terms, provisions, and conditions hereof and of the other Loan Documents.

      2.1 Purposes. The proceeds of the Loan shall be used exclusively to enable Borrower to make Qualified Loans to or Qualified Purchases from Qualified Developers in connection with Qualified Resorts or to reimburse Borrower for advances previously made under Qualified Loans to Qualified Developers in connection with Qualified Resorts or for purchase payments previously made under Qualified Purchases to Qualified Developers in connection with Qualified Resorts.

      2.2 Qualified Loans and Qualified Purchases. Lender shall have the right to determine whether a particular loan constitutes a Qualified Loan or a Qualified Purchase; and in connection therewith, Lender shall have the absolute and unconditional right with respect to each loan or purchase that Borrower proposes be deemed a Qualified Loan or a Qualified Purchase hereunder to conduct its own due diligence prior to approving that loan or purchase as a Qualified Loan or Qualified Purchase, as the case may be, the reasonable costs of which shall be borne by Borrower. As part of such due diligence, Lender may, in its discretion, make or cause to be made, at Borrower's sole cost and expense, Lender's own physical inspection of the Applicable Resort and all contemplated Applicable Underlying Transaction Collateral. No loan shall be deemed a Qualified Loan or a Qualified Purchase hereunder unless and until Lender has so designated it in writing.

      2.3   Advances.
            --------

            (a)   Borrowing  Term. No Advances will be made by Lender  hereunder after the
                  ---------------
last day of the Borrowing Term.

            (b) Maximum Amount of Loan. Upon the terms and provisions and subject to the conditions set forth in this Agreement, including but not limited to Sections 1.46, 1.47 and 2.3(d) hereof, and provided that no Event of Default then exists, Lender shall advance to Borrower, and Borrower may borrow, repay, and reborrow, principal under the Loan in an amount not to exceed at any time the lesser of (i) the aggregate amount of the Borrowing Base or (ii) the Maximum Loan Amount; provided, however, that for purposes of this Section, the Borrowing Base of any Applicable Underlying Transaction in connection with which (i) a monthly payment (including without limitation, any payment due under a Pledged Put and Reserve Agreement) is more than sixty (60) days' contractually past due or (ii) an Event of Default listed in Section 7.2 hereof has occurred shall be deemed zero. In the event that the proceeds of the Loan and any other amounts required to be paid by Borrower hereunder are insufficient to pay all costs to which it is contemplated hereunder that such proceeds will be applied, or if the use of the Loan proceeds varies materially (as determined reasonably and in good faith by Lender) from the uses described herein, then Lender shall have no obligation to fund (or continue funding) the Loan or any portion thereof. The proceeds of the Loan will be disbursed by Lender solely for the purposes set forth in Section 2.1 hereof.

            (c) Minimum Advance Amounts; Frequency of Advances. Without the prior written consent of Lender, Advances shall (i) be in respect of Eligible Notes Receivable that are secured in part by pledges of Eligible Consumer Notes Receivable and collateral assignments of Interval Mortgages from the Applicable Underlying Borrower to Borrower which are then collaterally assigned by Borrower to Lender or in respect of Eligible Consumer Notes Receivable which are Purchased Consumer Notes Receivable; (ii) occur no more frequently than four (4) times in any calendar month; and (iii) shall be in minimum amounts of Fifty Thousand Dollars ($50,000). Lender shall receive a fee in the amount of Five Hundred Dollars ($500) for each funding after the second funding in any calendar month. For purposes of clarification, if Borrower submits an Advance Request based upon more than one Eligible Note Receivable, the requested Advance shall for purposes of this Section 2.3(c) be deemed a single Advance.

            (d) Maximum Amount Outstanding Under the Loan and Other Credit Facilities. Under no circumstances (and irrespective of the aggregate amount of the Borrowing Base) shall the sum of (i) the aggregate outstanding principal balance as of a particular date of the Loan, the RFI ADC Credit Facility, any and all other loans the initial advances of which are hereafter made by Lender to Guarantor or to an Affiliate of Guarantor, plus (ii) the Combined Outstanding Commitments, plus (iii) the RFI ADC Credit Facility Uncovered Cost of the Work (as defined in the RFI ADC Credit Facility Agreement), plus (iv) the sum of the Uncovered Cost of the Work (as defined in the RFI ADC Credit Facility Agreement) with respect to any and all other loans the initial advances of which are hereafter made by Lender to Guarantor or an Affiliate of Guarantor exceeds the Maximum Credit Facilities Amount.

      2.4 Interest Rate. The aggregate principal amount of all Advances that are outstanding from time to time shall bear interest at a rate equal to the Interest Rate. The outstanding principal balance of the Loan shall bear interest in arrears as of Lender's wiring of funds through its actual receipt of repayment of the Loan (if received by Lender later than 12 noon, E.S.T., then interest accrual shall be through the next Business Day following such receipt). Immediately upon the occurrence of an Event of Default, any and all principal and other amounts owed Lender hereunder or pursuant to the Note or any of the other Loan Documents may, in Lender's discretion, bear interest at the Default Rate.

      2.5 Payments. Borrower agrees punctually to pay or cause to be paid to Lender, via wire transfer, all principal and interest due under the Note or otherwise in respect of the Loan. Borrower shall make the following payments on the Loan:

            (a) Daily and Weekly. Upon the closing of each Applicable Underlying Transaction, Borrower shall direct in writing and cause the Applicable Underlying Developer and Applicable Underlying Guarantor: (i) to direct or otherwise cause the Purchasers and makers of all Pledged Consumer Notes Receivables and Purchased Consumer Notes Receivable to pay all monies due thereunder to the Lockbox Agent in accordance with the terms of the Applicable Underlying Transaction Documents; and (ii) to pay Lockbox Agent all interest, principal, Release Fees, if any, prepayments (both voluntary and mandatory), and other amounts of any and every description payable to Borrower by or on behalf of such Applicable Underlying Developer or Applicable Underlying Guarantor, if any, pursuant to the applicable Pledged Note Receivable, the Applicable Pledged Put and Reserve Agreement or any other Applicable Underlying Transaction Documents (hereinafter collectively referred to as the "Aggregate Lockbox Collections"). The Aggregate Lockbox Collections shall be deposited by Lockbox Agent into the lockbox account established and maintained by Lockbox Agent in accordance with the provisions of the Lockbox Agreement (the "Lockbox Account"). Following any advance or payment by Borrower under an Applicable Underlying Transaction to the Applicable Underlying Developer from which any Release Fees and/or other amounts due Borrower from the Applicable Underlying Developer under the Applicable Underlying Transaction Documents have been subtracted, Borrower shall pay all such subtracted amounts, together with any additional amounts paid to or otherwise received from time to time by Borrower in connection with an Applicable Underlying Transaction, including but not limited to any amounts received by Borrower upon its realization upon any Applicable Underlying Transaction Collateral, directly to Lender (in the form so received, properly endorsed to Lender, if appropriate). On each Business Day, Lockbox Agent shall deposit into an account in the name of Lender and into which only proceeds of the Pledged Notes Receivable, the Pledged Put and Reserve Agreements and the Purchased Consumer Notes Receivable and the other Applicable Underlying Purchase Property are deposited ("Collection Account") the Aggregate Lockbox Collections then deposited in the Lockbox Account. On the last Business Day of each week, Lockbox Agent shall remit, via wire transfer, all amounts then deposited in the Collection Account directly to Lender in accordance with the terms of the Lockbox Agreement.

            (b) Final Payment. Notwithstanding any term, provision, or condition hereof to the contrary, the entire outstanding principal balance of the Loan, together with any and all accrued but unpaid interest thereon and all other Obligations, shall immediately be paid via wire transfer by Borrower to Lender and otherwise be satisfied in full on or before the earlier to occur of (i) the occurrence of an Event of Default hereunder or (ii) the Maturity Date.

            (c) Application of Payments. Notwithstanding anything in the Loan Documents to the contrary, the amount of all payments or amounts received by Lender with respect to the Loan shall be applied to the extent applicable under the Loan Documents: (a) first, to accrued interest on the Loan through the date of such payment, including any default interest; (b) then, to any late fees, overdue risk assessments, examination fees and expenses, collection fees and expenses and any other fees and expenses due to Lender under the Loan Documents in connection with the Loan; and (c) last, the remaining balance, if any, to the unpaid principal balance of the Loan; provided, however, while a Default exists, each payment hereunder shall be applied to amounts owed to Lender by Borrower as Lender in its discretion may determine. In calculating interest and applying payments as set forth above: (a) interest on the Loan shall be calculated and collected through the date payment is actually received by Lender; (b) interest on the outstanding balance of the Loan shall be charged during any grace period permitted under the Loan Documents; (c) at the end of each month, all past due interest and other past due charges provided for under the Loan Documents with respect to the Loan shall be added to the principal balance of the Loan; and (d) to the extent that Borrower makes a payment or Lender receives any payment or proceeds of the Collateral for Borrower's benefit that is subsequently invalidated, set aside or required to be repaid to any other person or entity, then, to such extent, the Obligations in connection with the Loan intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by Lender and Lender may adjust the balance of the Loan as Lender deems appropriate under the circumstances. For purposes of this Section 2.5(c), amounts held in the Lockbox Account and/or the Collection Account shall not be deemed to have been received by Lender.

      2.6   Prepayments.
            -----------

            (a)   Voluntary.  Borrower may prepay the Loan,  in whole or in part,  without
                  ---------
premium or penalty, at any time.

            (b) Mandatory. If at any time and for any reason, the outstanding unpaid principal balance of the Note exceeds the aggregate amount of the Borrowing Base of (i) all Applicable Underlying Loans and Pledged Notes Receivable and (ii) all Applicable Underlying Purchases, then, within ten (10) days following Borrower's receipt of telecopied notice from Lender of the occurrence of such event or, absent such telecopied notice, within fifteen (15) days after the end of the calendar month in which such excess first occurred, Borrower shall either (A) prepay the outstanding principal balance of the Note in an amount equal to the difference between the outstanding principal balance of the Note and the aggregate amount of the Borrowing Base of (1) all Applicable Underlying Loans and Pledged Notes Receivable and (2) all Applicable Underlying Purchases or (B) collaterally assign to Lender, all of Borrower's right, title, and interest in and to additional Eligible Consumer Notes Receivable, as collateral for the Pledged Notes Receivable or in substitution for other Purchased Consumer Notes Receivable, generated from sales of Intervals at the same Applicable Resort so that the outstanding principal balance of the Note is equal to or less than the aggregate amount of (i) the Borrowing Base of all Applicable Underlying Loans and Pledged Notes Receivable and (ii) all Applicable Underlying Purchases. Any such pledge and delivery to Lender of additional Eligible Consumer Notes Receivable shall comply with the document delivery and recordation requirements set forth in Section 4.2 hereof and shall be accompanied by Borrower's written certification to the effect that such additional Consumer Notes Receivable are Eligible Consumer Notes Receivable and that, after giving effect to the pledge to Lender of such additional Eligible Consumer Notes Receivable, the outstanding principal balance of the Note is equal to or less than the Borrowing Base of (i) all Applicable Underlying Loans and Pledged Notes Receivable and (ii) all Applicable Underlying Purchases.

            (c)   Prepayment  Premium.  No  prepayment  premium  or  penalty  shall be due
                  -------------------
Lender in connection with any prepayment of the Loan.

      2.7 Guaranty. Payment and performance by Borrower of one hundred percent (100%) of all of the Obligations shall be unconditionally guaranteed, jointly and severally, by Guarantor.

SECTION 3.  COLLATERAL.
            ----------

      3.1 Grant of Security Interest. To secure the prompt and complete payment and performance when due of all of the Obligations, for value received, Borrower hereby unconditionally and irrevocably assigns, pledges, and grants to Lender a continuing first priority Lien and security interest in and to the Collateral.

      3.2 Security Interest in All Pledged Notes Receivable, Pledged Put and Reserve Agreements and Purchased Consumer Notes Receivable. Notwithstanding that Lender is obligated, subject to the terms and conditions set forth herein and in the other Loan Documents, to make Advances only in respect of Eligible Notes Receivable and Eligible Consumer Notes Receivable which are Purchased Consumer Notes Receivable, Lender shall have a continuing first priority Lien and security interest in and to all of the Pledged Notes Receivable, Pledged Consumer Notes Receivable (by virtue of a collateral assignment to Lender of all of Borrower's right, title, and interest thereto), Pledged Put and Reserve Agreements and Purchased Consumer Notes Receivable and may collect and shall receive all payments made under or in respect of all Pledged Notes Receivable, Pledged Put and Reserve Agreements and Purchased Consumer Notes Receivable and by virtue of a collateral assignment of all of Borrower's right, title, and interest in and to the Pledged Consumer Notes Receivable and the Purchased Consumer Notes Receivable, including Eligible Notes Receivable and Eligible Consumer Notes Receivable that may become ineligible, until any of the same are released by Lender, if at all, pursuant to Section 11.11 hereof.

      3.3 Financing Statements. Borrower agrees, at its own expense, to execute the UCC-1 and UCC-3 financing statements provided for by the Code, together with any and all other appropriate instruments and documents, and to take such other action as may be required to perfect and to continue the perfection of Lender's first priority Liens and security interests in the Collateral. In addition, unless prohibited by law, Borrower hereby authorizes Lender to execute and file any such financing statements on Borrower's behalf.

      3.4 Location of Collateral. Except for Encumbered Personal Property that is replaced in the ordinary course of business, all tangible Collateral (other than Collateral delivered to Lender or Custodian) shall remain, at all times, within the Applicable Resort at which it is located on the Closing Date, and Borrower may not transfer or cause the transfer of any such Collateral from such premises without the prior written approval of Lender.

      3.5 Protection of Collateral; Reimbursement. The portion of the Collateral consisting of (a) the original Pledged Notes Receivable; (b) the original Pledged Put and Reserve Agreements; (c) the original Applicable Mortgages; and
(d) all other original Loan Documents shall be delivered, at Borrower's expense, to Lender at its address as set forth in Section 11.1 hereof and, except as otherwise expressly provided herein to the contrary, held in Lender's possession, custody, and control until all of the Obligations have been fully satisfied. The portion of the Collateral consisting of (i) the original Pledged Consumer Notes Receivable and the original Purchased Consumer Notes Receivable;
(ii) true copies of fully executed Interval Mortgages, originals of which shall be delivered to Lender promptly following the recordation or registration thereof; (iii) the original purchase contract (including any addenda thereto) related to such Pledged Consumer Notes Receivable and Interval Mortgages; and
(iv) originals or true copies of the related truth-in-lending disclosure statements and, if required by Lender, loan applications, Interval deeds, the related Purchaser's acknowledgments, receipts, owner's policies of title insurance, Payment Authorization Agreements, and exchange company applications and disclosures, shall be delivered, at Borrower's expense, to Lender at its address set forth in Section 11.1 hereof and, except as otherwise expressly provided herein to the contrary, held in Lender's possession, custody, and control until all of the Obligations have been fully satisfied. Alternatively, Lender may elect for Custodian to maintain possession, custody, and control of all such documents and instruments during such period of time. Each original Pledged Note Receivable, original Pledged Consumer Note Receivable and original Purchased Consumer Note Receivable delivered to Lender shall be duly endorsed by use of an allonge with the words: "Pay to the order of FINOVA Capital Corporation, with recourse to the maker of the promissory note to which this allonge is attached but without recourse to Resort Funding, Inc., except to the extent provided in that certain Loan and Security Agreement dated as of September ____, 1999, by and among FINOVA Capital Corporation, and Resort Funding, Inc." Each original Pledged Consumer Note Receivable and original Purchased Consumer Note Receivable, prior to its endorsement by Borrower to Lender, shall be duly endorsed in a manner approved by Lender by the Applicable Underlying Developer to Borrower. The portion of the Collateral delivered to Lender or Custodian as described above shall be segregated by Lender or Custodian, as the case may be, and stored in a secure, fire-resistant filing cabinet, access to which is limited in a commercially reasonable manner. Borrower agrees that such storage is and shall be deemed to constitute reasonable care by Lender with respect to such Collateral. Except to the extent expressly included in the Custodian's fee as set forth in the Custodial Agreement, all insurance and other expenses of protecting the Collateral, including, without limitation, storing, warehousing, insuring, handling, maintaining, and shipping the Collateral, and any and all excise, property, intangible, sales, and use taxes imposed by any state, federal, or local governmental authority on any of the Collateral or in respect of the sale thereof shall be paid by Borrower. Any and all other amounts for which Borrower may become liable hereunder and all costs and expenses (including attorneys' and paralegals' fees, legal expenses, and court costs) that Lender may incur in enforcing or protecting its Lien on, or rights and interest in, the Collateral or any of its rights or remedies under this Agreement or any other Loan Document or in respect to any of the transactions to be had hereunder or thereunder, until paid by Borrower to Lender with interest at the Default Rate, shall be included among the Obligations and, as such, shall be secured by all of the Collateral. Provided that Lender or Custodian retains the original Pledged Notes Receivable, original Pledged Put and Reserve Agreements, Applicable Mortgages, original Pledged Consumer Notes Receivable and original Purchased Consumer Notes Receivable delivered to it in a secure, fire-resistant filing cabinet as provided above, Lender shall not be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, Lockbox Agent, Custodian, or any other Person whomsoever, excluding damages or losses that occur as a result of Lender's gross negligence or willful misconduct.

      3.6 Cross-Collateralization and Default. The Collateral shall secure all of the Obligations as well as Borrower's obligations pursuant to the RFI ADC Credit Facility and the obligations of Guarantor and any and all Affiliates of Guarantor under any loan(s) made by Lender to such Person(s); and all Liens, pledges, assignments, mortgages, security interests, and collateral granted to or for the benefit of Lender pursuant thereto or any other related documents or instruments shall also secure the Obligations. In addition, the Loan, the RFI ADC Credit Facility and any other loan made by Lender to Guarantor or to any Affiliate of Guarantor shall be cross-defaulted such that (a) any "Default" and "Event of Default" (as those terms are defined in RFI ADC Credit Facility Agreement and/or loan documents executed in connection with another loan made by Lender to Guarantor or any Affiliate of Guarantor) and (b) any act or event which, under the terms of the RFI ADC Credit Facility and/or loan documents executed in connection with another loan made by Lender to Guarantor or any Affiliate of Guarantor, either immediately or with notice and/or the passage of time permits Lender to cease making advances under such loan and/or to accelerate repayment of such loan shall constitute a Default or an Event of Default, respectively, hereunder, and vice versa.

SECTION 4.  CONDITIONS PRECEDENT TO CLOSING AND FUNDING PROCEDURES.
            ------------------------------------------------------

      The obligation of Lender to enter into this Agreement and to make any Advances shall be subject to the complete satisfaction of each of the conditions precedent set forth below and elsewhere in the Loan Documents:

      4.1   The  Loan.  On or prior  to the  Closing  Date,  but in no  event  later  than
            ---------
October 31, 1999:

            (a) Execution and Delivery. Borrower and Guarantor shall execute and cause to be notarized, witnessed, and attested, as appropriate, and delivered to Lender the Loan Documents, together with such additional documents and certifications as Lender and its counsel may reasonably require in order to ensure that all conditions precedent to the closing of the Loan and the making of Advances hereunder have been satisfied in all respects.

            (b) Opinion of Borrower's Counsel. Lender shall have received from duly licensed counsel for Borrower and Guarantor acceptable to Lender such legal opinions in form and substance satisfactory to Lender, dated as of the Closing Date, as may be required by Lender, in its reasonable discretion.

            (c) Representations, Warranties, Covenants, and Agreements. The representations and warranties contained in the Loan Documents and in any certificates delivered to Lender in connection with the closing shall be true and correct in all material respects, and all covenants and agreements required to have been complied with and performed by Borrower shall have been fully complied with and performed to the satisfaction of Lender.

            (d)   No  Prohibitions.  Neither Borrower nor Guarantor shall have taken
                  ----------------
      any  action  or  permitted  any  condition  to  exist  that  would  have  been prohibited by any provision of this Agreement.

            (e)   Borrower's and Guarantor's  Background  Documents.  Borrower shall
                  -------------------------------------------------
      have  delivered  to  Lender,  and  Lender  shall  have  approved  each  of the following:

                  (i) Borrower's and Guarantor's Organizational Documents.
            Copies of Borrower's and Guarantor's organizational documents, including but not limited to their respective articles of incorporation and bylaws, together with any amendments thereto, certified to be true and complete by Borrower's and Guarantor's Secretaries, respectively.

                  (ii) Good Standing Certificates. Current good standing
            certificates issued by the Delaware Secretary of State and the New York Secretary of State (or other appropriate state officer) for Borrower and by the Delaware Secretary of State for Guarantor.

                  (iii) Resolutions. Certified resolutions of Borrower's and
            Guarantor's boards of directors authorizing the execution of all Loan Documents and the performance of all Obligations thereunder.

            (f) Financial Statements. Lender shall have received and approved the financial statements for Borrower and Guarantor for the period ending June 30, 1999 and the other Financial Statements required pursuant hereto to be delivered to Lender, or otherwise required by Lender, for Borrower and Guarantor, all in form and substance satisfactory to Lender.

            (g) Proceedings Satisfactory. All actions taken in connection with the execution and delivery of the Loan Documents, and all documents and papers related thereto, shall be completely satisfactory to Lender and its counsel. Lender and its counsel shall have received copies of all such documents and papers as Lender or its counsel may reasonably request in connection therewith, all in form and substance satisfactory to Lender and its counsel.

            (h) Expenses. Borrower shall have paid all fees, expenses, and other amounts required to be paid prior to or on the Closing Date, pursuant to this Agreement.

      4.2 Applicable Underlying Transactions. At least ten (10) Business Days prior to the date of each Initial Underlying Transaction Advance, Borrower shall deliver to Lender and Servicing Agent a sworn written certificate, in form and content satisfactory to Lender, confirming, to the extent applicable, that:

            (a) Applicable Underlying Transaction Documents. The Applicable Underlying Developer and the Applicable Underlying Guarantor have executed and delivered to Borrower the Applicable Underlying Transaction Documents, which Lender has reviewed and approved in writing.

            (b) Title Policies. To the extent available and commonly required by lenders or receivables purchasers in the Applicable Jurisdiction in connection with transactions similar to the Applicable Underlying Transaction, the Applicable Underlying Developer has delivered to Borrower a commitment to issue an ALTA extended coverage lender's policy of title insurance insuring in favor of Borrower, together with its successors and assigns, including but not limited to Lender, to the extent of its interest in the Applicable Underlying Transaction, the first priority of the Lien of each applicable Interval Mortgage in and to each applicable Encumbered Interval which is coupled with an estate in real property and to which the applicable Purchaser is entitled to a deed before its purchase price is paid in full, without exception for filed or unfiled mechanics' liens or claims or for matters that an accurate survey would disclose, subject only to such exceptions and conditions to title as Borrower and Lender shall have approved in writing and such affirmative coverage as Borrower or Lender deems reasonably necessary (the "Title Policy"). Such Title Policy shall be in an amount not less than the original principal amount of the applicable Note Receivable or the original purchase payment made under the Applicable Underlying Purchase, as the case may be, and be issued by a title insurance company satisfactory to Borrower and Lender in all respects (the "Title Insurance Company"). Final Title Policies delivered at the time of each advance of or payment under the Applicable Underlying Transaction must insure that each applicable Interval Mortgage creates a first priority Lien in favor of Lender, to the extent of its interest in the Applicable Underlying Transaction, and Borrower, together with its successors and assigns, in and to the applicable Encumbered Interval which is coupled with an estate in real property and to which the applicable Purchaser is entitled to a deed before its purchase price is paid in full, with such exceptions and conditions to title as Borrower and Lender shall have approved in writing.

            Each Title Policy shall contain such affirmative coverage as Lender deems reasonably necessary, including but not limited to an affirmative statement that the Title Policy insures Borrower, together with its successors and assigns, including but not limited to Lender to the extent of its interest in the Applicable Underlying Transaction, against all mechanics' and materialmen's liens arising from or out of construction of the Applicable Resort, and, to the extent available and commonly required by lenders and receivables purchasers in the Applicable Jurisdiction, shall contain endorsements in form and content acceptable to Lender: (A) insuring against matters that would be disclosed on an accurate survey of the Land; (B) insuring that no building restriction or similar exception to title disclosed on the Title Policy has been violated and that any violation thereof would not create or result in any reversion, reverter, or forfeiture of title; (C) a zoning endorsement in the form typically issued in the Applicable Jurisdiction; and (D) insuring over any environmental superlien or similar lien upon all or any portion of the Applicable Resort. Such Title Policy shall provide that Borrower and Lender, to the extent of its interest in the Applicable Underlying Transaction, shall receive an endorsement to the Title Policy on the date of each advance of or payment under the Applicable Underlying Transaction:
      (i) indicating that since the date of the immediately preceding advance, there has been no change in the state of title and no mechanics' or materialmen's lien, claim, or lien or similar notice has been filed against any of the property covered by the Title Policy; (ii) updating the Title Policy to the date of such advance or payment; and (iii) increasing the coverage of the Title Policy by an amount equal to the amount of such advance or payment if the Title Policy does not by its own terms provide for such an increase. The condition of title to all Applicable Underlying Transaction Collateral must be satisfactory to Lender in all respects, as a condition precedent to Lender's obligation to make any Advances hereunder in respect of the Applicable Underlying Transaction that is secured by Borrower's Lien in and to such Applicable Underlying Transaction Collateral. In the event that Lender has received an interest in an Applicable Mortgage pursuant to Section 1.45(d) hereof, the references in this paragraph to "Interval Mortgage" shall be deemed to apply instead to such Applicable Mortgage.

            In lieu of the Title Policy required by this Section, Lender may accept a title opinion rendered by a completely independent attorney for the Applicable Underlying Developer which fully satisfies all of the general requirements of this Section.

            Notwithstanding anything herein to the contrary, Lender may require that it be named as an insured on each Title Policy of title insurance insuring Borrower's interest in an Interval Mortgage, even if a Title Policy is not required with respect to such Interval Mortgage.

            (c) Opinions of Applicable Underlying Developer's Counsel. Borrower has received from counsel for the Applicable Underlying Developer and the Applicable Underlying Guarantor, licensed in the Applicable Jurisdiction and acceptable to Borrower and Lender, legal opinions in form and substance satisfactory to Borrower and Lender, dated as of the date of closing of the Applicable Underlying Transaction, covering such items as may be required by Borrower and Lender, including, without limitation, that the Applicable Underlying Transaction Documents are valid, binding, and enforceable in accordance with their terms and that they do not violate any applicable usury or other Applicable Laws. Each such legal opinion shall also be addressed to Lender and expressly state that it may be relied upon by Lender for any and all purposes.

            (d) Applicable Underlying Transaction Background Documents. The Applicable Underlying Developer has delivered to Borrower and Borrower has approved each of the following (to the extent that Borrower has previously delivered any of these documents with respect to the Applicable Underlying Developer or the Applicable Resort in connection with any other loan under the RFI ADC Credit Facility Agreement or this Agreement, Lender may waive delivery in connection with the Applicable Underlying Transaction):

                  (i) Applicable Underlying Developer's and Applicable
            Underlying Guarantor's Organizational Documents. Copies of the Applicable Underlying Developer's and the Applicable Underlying Guarantor's organizational documents, including but not limited to their respective articles of incorporation, bylaws, partnership agreement, and other documents relevant to the form of business organization of such Persons, as applicable, together with any amendments thereto, certified to be true and complete by the Applicable Underlying Developer's and the Applicable Underlying Guarantor's Secretary or other authorized representative.

                  (ii) Good Standing Certificates. Current good standing
            certificates issued by the appropriate Secretaries of State (or other appropriate state officers) for the Applicable Underlying Developer and the Applicable Underlying Guarantor.

                  (iii) Resolutions. Certified resolutions of the Applicable
            Underlying Developer's and Applicable Underlying Guarantor's boards of directors or general partners, as applicable, or such other evidence of authority as is appropriate for the Applicable Underlying Developer's and Applicable Underlying Guarantor's form of business organization, authorizing the execution of all Applicable Underlying Transaction Documents and the performance of all obligations of the Applicable Underlying Developer and Applicable Underlying Guarantor thereunder.

                  (iv) Survey. An as-built survey satisfactory to Borrower and
            Lender and prepared by a licensed surveyor satisfactory to Borrower, Lender and the Title Insurance Company in accordance with Borrower's requirements, of the Applicable Resort's Land, showing the location and dimensions of all Units, Common Elements, and other improvements thereto and indicating the routes of ingress and egress for public access to the Applicable Resort, all utility lines, walks, drives, recorded or visible easements and rights-of-way on such Land, and showing that there are no encroachments, improvements, projections, or easements (recorded or unrecorded) on the property lines. The survey shall certify the acreage of the Land and shall indicate whether the Land is located within any flood hazard area. The survey must be prepared in accordance with the standards set forth by ALTA/ACSM and those of any and all surveyors' bureaus or associations of the Applicable Jurisdiction as well as any and all Applicable Laws and must be certified to Borrower, Lender and the Title Insurance Company. The surveyor's certificate placed on the survey shall include a statement that said survey locates any and all such items set forth as exceptions in the Title Policy as Borrower may require, a legal description of the Land and otherwise satisfy all of Borrower's and Lender's survey requirements, and shall include any other information required by Lender, Borrower or the Title Insurance Company.

                  (v    Environmental   Report.  An  environmental  report  or
                        ----------------------
            reports prepared by a Person satisfactory to Lender and covering the Applicable Resort confirming (to the extent relevant, in Lender's reasonable determination):

                        (A0 The absence of Hazardous Materials on, under, or
                  affecting the Land or any other real property or personal property comprising the Applicable Resort, except for commercially reasonable amounts thereof commonly found at residential and resort properties in the Applicable Jurisdiction;

                        (B0 That the Person preparing the report has obtained,
                  reviewed, and included within its report a CERCLIS printout from the Environmental Protection Agency (the "EPA"), statements from the EPA and other applicable state and local authorities, and such other information as Borrower or Lender may reasonably require, including, without limitation, a Phase I Environmental Inspection, all of which information shall confirm that there are no known or suspected Hazardous Materials located at, used or stored on, or transported to or from the Applicable Resort or in such proximity thereto as to create a material risk of contamination of any of the Applicable Resort or any of the Applicable Underlying Transaction Collateral, except for commercially reasonable amounts thereof commonly found at residential and resort properties in the Applicable Jurisdiction;

                        (C0 The absence of radon gas at the Applicable Resort,
                  including all of the Units, or, if radon gas is found to be present in any part of the Applicable Resort or the Units, that such presence is of a nature or magnitude so as to be fully in compliance with applicable standards under the Environmental Laws and all other applicable laws or standards; and

                        (D0 The absence of friable asbestos within the Units,
                  Common Elements, or elsewhere at the Applicable Resort or, if asbestos is found to be present in any part of the Applicable Resort, that such presence is of a nature or magnitude that is able to be removed by a licensed removal contractor for a guaranteed maximum sum satisfactory to Borrower and Lender.

            (e Evidence of Insurance. Borrower has received certified copies of all insurance policies and endorsements thereto or other evidence satisfactory to Borrower and Lender, in the discretion of each, relating to the Applicable Resort, including but not limited to the Encumbered Intervals. In addition, Borrower has received written evidence that the Applicable Underlying Developer has obtained and is maintaining or has caused the Applicable Timeshare Owners' Association to obtain and maintain all policies of insurance required by and in accordance with Section 6.1(c) hereof, including but not limited to copies of the most current paid insurance premium invoices for such policies.

            (f Applicable Laws. Borrower has received evidence satisfactory to Borrower and Lender that all Encumbered Intervals at the Applicable Resort are and will be in compliance with all applicable zoning, building, and other Applicable Laws in connection with the construction, development, establishment, and operation of the Applicable Resort (at the applicable Unit density) and the sale, use for timeshare purposes, marketing, and occupancy of Units and Intervals thereat.

            (g Litigation. Borrower has received evidence satisfactory to Borrower and Lender that there exists no pending or threatened bankruptcy, foreclosure, or other material litigation or judgments outstanding against or with respect to the Applicable Resort, all or any portion of the Applicable Underlying Transaction Collateral, the Applicable Underlying Developer, or the Applicable Underlying Guarantor (each a "Material Party"). The term "other material litigation" as used herein shall not include matters in which (i) a Material Party is a plaintiff and no counterclaim is pending; or (ii) Borrower and Lender determine, in their discretion, that such litigation is immaterial due to settlement, insurance coverage, frivolity, or amount or nature of claim. Borrower shall have obtained an independent search, at Borrower's or the Applicable Underlying Developer's expense, confirming that no such bankruptcy, foreclosure action, or other material litigation or judgment exists.

            (h Code/Other Searches. Borrower has obtained such searches of the applicable public records as it deems necessary under all Applicable Laws to verify that it has a first and prior perfected Lien and security interest covering all of the Applicable Underlying Transaction Collateral and that Lender has a first and prior perfected lien and security interest covering the Applicable Underlying Purchase Property.

            (i Taxes and Assessments. Borrower has received copies of the most current tax bills related to the Applicable Resort, together with evidence satisfactory to it that all taxes and assessments owed by or for which the Applicable Underlying Developer or the Applicable Timeshare Owners' Association is responsible for collection have been paid, which taxes and assessments include, without limitation, sales taxes, room occupancy taxes, payroll taxes, personal property taxes, excise taxes, intangible taxes, real property taxes, income taxes, and any assessments related to the Applicable Resort and/or the Units or Intervals thereat. Borrower shall also have received information satisfactory to Borrower and Lender disclosing the tax identification numbers, tax rates, estimated tax values, assessment ratios, and estimated assessment values or amounts with respect to the Applicable Resort and the Land and the identities of the taxing authorities having jurisdiction over the Land and the Applicable Resort as well as the instrumentalities and entities having the power and jurisdiction to impose assessments against the Land or the Applicable Resort.

            (j Financial Statements. Borrower has received the financial statements required by the Applicable Underlying Transaction Documents to be delivered to Borrower, or otherwise required by Borrower, for the Applicable Underlying Developer and the Applicable Underlying Guarantor, all in form and substance satisfactory to Borrower and Lender.

            (k Interval Sales. To the extent applicable, Borrower has received written evidence to the effect that the Applicable Underlying Developer has complied in all respects with all Applicable Laws relating to the marketing and sale of Intervals, including but not limited to any Encumbered Intervals, at the Applicable Resort, including but not limited to timeshare registration statutes, rules, and regulations.

            (l Management and Property Contract. Borrower has received a copy of the management contract for the Applicable Resort (the "Management Contract") and Borrower and Lender have determined to their mutual satisfaction that the Applicable Resort is being managed by a professional management company acceptable to Borrower and Lender.

            (m    Site  Inspection.  Lender shall have  conducted a site  inspection
                  ----------------
      of the Applicable Resort, the results of which shall be satisfactory to it.

            (n    Miscellaneous.  Such  other  matters  as Lender  shall  reasonably
                  -------------
      require.

      True copies or, to the extent required hereby, originals of all of the above-referenced documents, instruments, forms, opinions, and other materials shall be delivered to Servicing Agent, either prior to or contemporaneously with Borrower's execution and delivery to Lender of the sworn written certificate required by this Section 4.2. Servicing Agent's written acknowledgment of receipt and recommendation of approval of each such item is an absolute condition precedent to Lender's obligation to make any Advances hereunder in respect of the Applicable Underlying Transaction(s) to which Borrower's Initial Underlying Transaction Request and any subsequent Advance Requests pertain.

      4.3 Funding Procedures. Subject to Section 2.3 hereof, from time to time during the Borrowing Term, Borrower may submit to Lender a written request for an Advance hereunder (hereinafter sometimes called an "Advance Request") in substantially the form of Exhibit "H", attached hereto and incorporated herein by this reference. Provided that no Event of Default hereunder then exists, each Advance approved by Lender and Servicing Agent shall be made within ten (10) Business Days following the last to occur of (a) Lender's receipt of the applicable Advance Request and all items required to be submitted to Lender hereunder, including but not limited to those items referenced in this Section
4.3 (to the extent applicable); (b) Servicing Agent's written notification to Lender that all items submitted to Servicing Agent for its review pursuant hereto and the Servicing Agreement are acceptable; and (c) Lender's receipt of a written certification from Custodian that confirms that Custodian has in its possession each of the documents, instruments, and other items required to be delivered to Custodian pursuant to Section 3.5 hereof (unless Lender has elected to take possession of such documents, instruments, and other items itself).

      In particular, the obligation of Lender to make any Advance hereunder shall be subject to the satisfaction of all of the following conditions precedent:

            (a    Requests for Advances.  Each Advance Request shall:

                  (i    Be in writing;

                  (ii Be accompanied by a sworn written certificate containing all of the certifications required to be included in the certificate described in Section 4.2 hereof and dated as of the date of such Advance Request;

                  (iii Specify the principal amount of the Advance requested, and designate the Applicable Underlying Transaction(s) to which the proceeds of such Advance pertain;

                  (iv   Certify the amount of the then current  Borrowing Base
            of the Applicable Underlying Transaction(s) in question;

                  (v Confirm that all representations and warranties of Borrower contained in this Agreement are true and correct as of the date of the Advance Request and, after giving effect to the making of the requested Advance, will be true and correct as of the date on which the requested Advance is to be made;

                  (vi State that no Default exists as of the date of the Advance
            Request and, after giving effect to the making of such requested Advance, no Default would exist as of the date on which the requested Advance is to be made;

                  (vii Be delivered to the office of Lender as set forth in
            Section 11.1 hereof and to Servicing Agent at its address as set forth in the Servicing Agreement at least ten (10) Business Days prior to the date of the requested Advance;

                  (viii       Be  signed  by  a  duly  authorized  officer  of
            Borrower;

                  (ix As to each Applicable Underlying Transaction in respect of which the requested Advance is sought, contain Borrower's sworn written certificate to the effect that, to the extent applicable:

                        (A0 It has received no notice of any asserted or
                  threatened defense, offset, counterclaim, discount, or allowance in respect of each Consumer Note Receivable to be pledged to Lender through a collateral assignment of all of Borrower's right, title, and interest therein in connection with such requested Advance or in respect of any Pledged Consumer Notes Receivable or Purchased Consumer Notes Receivable then pledged to Lender through such a collateral assignment;

                        (B0 It has received no notice of any asserted or
                  threatened defense, offset, counterclaim, discount, or allowance in respect of any Pledged Note Receivable or Pledged Put and Reserve Agreement; and

                        (C0 It has received such additional items as Lender
                  shall reasonably require, including, without limitation, an aging report of the Pledged Consumer Notes Receivable and the Purchased Consumer Notes Receivable and a delinquency report showing which Consumer Notes Receivable for the subject Advance are more than thirty (30) days' contractually past due and the duration of each delinquency. Both reports shall be in form and substance satisfactory to the Lender.

            (b Review and Approval by Servicing Agent. Each and every item listed in Section 4.3(a) hereof, together with true copies of all documents, instruments, forms, certificates, opinions, and other materials received by Borrower from an Applicable Underlying Developer in connection with a request for an advance or payment under an Applicable Underlying Transaction has been delivered to Servicing Agent by Borrower, and Servicing Agent has reviewed same and provided Lender with its written acknowledgment of receipt, its recommendation of approval of each such item, and its opinion concerning the complete satisfaction of any and all requirements and conditions precedent to Advances hereunder in respect of the Applicable Underlying Transaction.

            (c Other Conditions. In addition to the other conditions set forth in this Agreement, the making of each Advance under the Loan shall be subject to the satisfaction of all of the following conditions as of the date of such Advance:

                  (i All of the conditions set forth in this Agreement and the other Loan Documents have been fully satisfied by Borrower, including but not limited to the proper recordation or registration in the Applicable Jurisdictions, pursuant to all Applicable Laws, of the Pledges and Assignments of Notes Receivable and Applicable Mortgages, assigning to Lender all of Borrower's right, title and interest in and to each such Pledged Note Receivable, the related Applicable Mortgage and other Applicable Underlying Loan Documents and Applicable Underlying Loan Collateral not covered by an assignment described below; the Pledges and Assignments of Put and Reserve Agreements and Applicable Mortgages, assigning to Lender all of Borrower's right, title and interest in and to each such Pledged Put and Reserve Agreement and the related Applicable Mortgages and other Underlying Applicable Purchase Documents and Applicable Underlying Purchase Property not covered by an Assignment described below; and the Pledges and Assignments of Consumer Notes Receivable and Interval Mortgages for each Applicable Underlying Loan, assigning to Lender all of Borrower's right, title and interest in and to each such Pledged Consumer Note Receivable and the related Interval Mortgage; the Pledges and Assignments of Consumer Notes Receivable and Interval Mortgages for each Applicable Underlying Purchase, assigning to Lender all of Borrower's right, title and interest in and to each such Purchased Consumer Note Receivable within the Applicable Underlying Consumer Notes Receivable Purchase Portfolio for the Applicable Underlying Purchase and the related Interval Mortgage; and the filing of all appropriate UCC-1 and UCC-3 financing statements in accordance with the provisions of the Code, this Agreement, and the other Loan Documents (or the deposit of all such documents and instruments in escrow with the Title Insurance Company, if appropriate);

                  (ii No Default exists immediately prior to the making of such requested Advance or, after giving effect thereto, immediately after the making of such requested Advance;

                  (iii Each document, instrument, contract, and agreement
            required to have been executed and delivered in connection with any prior Advance is consistent with the terms of this Agreement and remains in full force and effect;

                  (iv   The  date on which  such  requested  Advance  is to be
            made is a Business Day;

                  (v Advances shall be made not more often than four (4) times any calendar month and not more often than on a weekly basis;

                  (vi Lender has determined that the requested Advance will be in compliance with Sections 2.3(b) and (d) hereof, that each Pledged Note Receivable as to which such Advance is sought remains an Eligible Note Receivable hereunder and is not in excess of the Borrowing Base therefor and that each Applicable Underlying Purchase as to which such Advance is sought remains an Eligible Purchase Transaction hereunder and is not in excess of the Borrowing Base therefor;

                  (vii All representations and warranties contained herein, in the other Loan Documents, and in any certificates delivered to Lender in connection with the Loan are true and correct in all material respects;

                  (viii Lender has received evidence satisfactory to Lender, in its reasonable discretion, that the Applicable Resort, the Applicable Underlying Transaction Collateral, the Applicable Underlying Purchase Property and the Applicable Underlying Developer are in compliance with all Applicable Laws; and

                  (ix The Interval Mortgages which encumber Intervals which are coupled with an estate in real property and to which the Purchasers are entitled to the delivery of deeds before the purchase price for the Interval has been paid in full, the collateral assignments thereof to Borrower from the Applicable Underlying Developer and to Lender from Borrower and the UCC financing statements from the Applicable Underlying Developer to Borrower and from Borrower to Lender shall each have been duly recorded or registered in the Applicable Jurisdiction in accordance with all Applicable Laws. In addition, if there are Interval Mortgages which have been recorded, registered, filed or indexed but were not required to be recorded or registered pursuant to the provisions of the preceding sentence, the collateral assignments thereof to Borrower from the Applicable Underlying Developer and to Lender from Borrower shall be similarly recorded, registered, filed or indexed in the Applicable Jurisdiction in accordance with Applicable Laws. All of Borrower's right, title, and interest in and to all Interval Mortgages, Pledged Consumer Notes Receivable and Purchased Consumer Notes Receivable assigned by Borrower to Lender hereunder must have evidence thereon of payment of all required documentary stamps and intangible taxes, if any are required. The funding of the requested Advance, delivery of the Collateral, issuance of the Title Policy, if any, and recording or registration of the collateral assignments or any releases and the UCC financing statements may, in Lender's discretion, be effected by way of an escrow arrangement with the Title Insurance Company or other fiduciary, the form and substance of which shall be satisfactory to Lender.

            (d Payments by Lender. Lender may, at any time and without a request therefor having been submitted by Borrower, advance Loan proceeds for the purpose of paying interest on the Loan, real estate taxes, insurance premiums, fees and expenses of Lender's counsel, or to cure an Event of Default. After the occurrence of a Default, Lender may, as to an Applicable Underlying Transaction, perform any of Borrower's undertakings under the Applicable Underlying Transaction Documents. Notwithstanding the foregoing provisions of this Section 4.3(d) and except as otherwise provided herein to the contrary, Lender shall furnish Borrower with written notice of Lender's intent to take any of the foregoing actions and afford Borrower ten (10) days in which to take such actions itself prior to Lender's doing so.

      4.4   Advances Do Not Constitute a Waiver.  No Advance  hereunder shall constitute a
            -----------------------------------
waiver of any condition to Lender's obligation to make further Advances hereunder.

SECTION 5.  GENERAL REPRESENTATIONS AND WARRANTIES.
            --------------------------------------

      Borrower hereby represents and warrants to Lender as follows:

      5.1 Organization, Standing, Qualification. Borrower (a) is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and as a foreign corporation under the laws of each jurisdiction in which the character or location of the properties owned by it or the business transacted by it requires licensing and qualification; and (b) has all requisite power, corporate or otherwise, to conduct its business and to execute, deliver, and perform its obligations under the Loan Documents.

      5.2   Authorization, Enforceability, Etc.

            (a The execution, delivery and performance by Borrower of the Loan Documents has been duly authorized by all necessary corporate actions by Borrower and does not and will not (i) violate any provision of Borrower's articles of incorporation, bylaws, or any agreement, law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award presently in effect to which Borrower is a party or is subject; (ii) result in, or require the creation or imposition of, any Lien upon or with respect to any asset of Borrower other than Liens in favor of Lender; or (iii) result in a breach of, or constitute a default by Borrower under, any indenture, loan, or credit agreement or any other agreement, document, instrument, or certificate to which Borrower is a party or by which it or any of its assets are bound or affected, including but not limited to any loan from or agreement of any type with a third party lender.

            (b No approval, authorization, order, license, permit, franchise, or consent of, or registration, declaration, qualification, or filing with, any governmental authority or other Person is required in connection with the execution, delivery, and performance by Borrower of any of the Loan Documents.

            (c The Loan Documents constitute legal, valid, and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms. To the best of Borrower's knowledge after good faith diligent inquiry, the Applicable Underlying Transaction Documents constitute legal, valid, and binding obligations of the relevant Applicable Underlying Developers and Applicable Underlying Guarantors, enforceable against each of them in accordance with the respective terms of such Applicable Underlying Transaction Documents.

            (d Borrower has good and marketable title to all of the Collateral, free and clear of any Lien, security interest, charge, or encumbrance except for the Liens or security interests created by this Agreement or any Loan Document or otherwise created in favor of Lender or the Permitted Liens and Encumbrances. No financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Lender.

            (e The execution and delivery of the Loan Documents, the delivery and [if the document is a promissory note or instrument (as defined in the Code)] endorsement to Lender of the Pledged Notes Receivable, Pledged Put and Reserve Agreements, Pledged Consumer Notes Receivable and Purchased Consumer Notes Receivable, the filing and recordation of UCC-1 and UCC-3 financing statements in each Applicable Jurisdiction, and the recordation or registration in the Applicable Jurisdiction in accordance with all Applicable Laws of the Pledges and Assignments of Notes Receivable and the Pledges and Assignments of Consumer Notes Receivable and Interval Mortgages create in favor of Lender valid and perfected continuing first priority Liens and security interests in and to all of the Collateral. The Collateral secures the full payment and performance of the Obligations.

            (f To the best of Borrower's knowledge after good faith diligent inquiry, none of the Pledged Notes Receivable, Pledged Put and Reserve Agreements, Pledged Consumer Notes Receivable or Purchased Consumer Notes Receivable is forged or has affixed thereto any unauthorized signatures or has been entered into by any Person without the required legal capacity, and during the term of this Agreement, none will be forged, or will have affixed thereto any unauthorized signatures.

            (g There have been no material modifications or amendments whatsoever to the Pledged Notes Receivable, the Pledged Put and Reserve Agreements or the Applicable Mortgages, other than those expressly approved by Lender in writing, the originals of which have been delivered to Custodian.

            (h Borrower has received no notice that there have been any material modifications or amendments to the Pledged Consumer Notes Receivable, the Purchased Consumer Notes Receivable or the Interval Mortgages.

            (i None of the makers of the Pledged Notes Receivable and, to the best of Borrower's knowledge after good faith diligent inquiry, the Pledged Consumer Notes Receivable or Purchased Consumer Notes Receivable have any defenses, offsets, claims, or counterclaims, relating to the Pledged Notes Receivable, the Pledged Put and Reserve Agreements, any of the other Applicable Underlying Transaction Documents, the Pledged Consumer Notes Receivable or the Purchased Consumer Notes Receivable, and Borrower has received no notice that any such defense, offset, claim or counterclaim is claimed to exist.

            (j The Applicable Mortgages, if any, constitute and will continue to constitute valid and enforceable first and exclusive Liens and security interests on the real property encumbered thereby.

            (k The Interval Mortgages constitute and will continue to constitute valid and enforceable first and exclusive Liens and security interests on the Encumbered Intervals.

            (l The Pledged Notes Receivable, the Pledged Put and Reserve Agreements, and the Applicable Mortgages are and shall remain in full force and effect as valid and binding obligations of the respective Applicable Underlying Developers in favor of Lender, as holder and/or collateral assignee.

            (m The Pledged Consumer Notes Receivable, the Purchased Consumer Notes Receivable and the Interval Mortgages are and shall remain in full force and effect as valid and binding obligations of the respective Purchasers in favor of Lender, as collateral assignee.

            (n The grant of the Liens and security interests described herein by Borrower in favor of Lender has not adversely affected and will not adversely affect the validity or enforceability of the obligations of the respective Applicable Underlying Developer under any of the Applicable Underlying Transaction Documents.

            (o The grant of the Liens and security interests described herein by the Applicable Underlying Developers to Borrower and by Borrower to Lender has not affected and will not adversely affect the validity or enforceability of the obligations of the respective makers of the Pledged Consumer Notes Receivable and Purchased Consumer Notes Receivable under such Consumer Notes Receivable or the corresponding Interval Mortgages.

            (p Lender is not and shall not be required to take, and Borrower has taken, any and all required steps to protect Lender's Liens and security interests in the Collateral (other than maintaining or causing Custodian to maintain possession, custody, and control of the portion of the Collateral constituting instruments and timely filing continuation statements for UCC financing statements); and Lender is not and shall not be required to collect or realize upon the Collateral or any distribution of interest or principal, nor shall loss of, or damage to, any Collateral release Borrower from any of the Obligations.

      5.3 Financial Statements and Business Condition. The Financial Statements fairly present the respective financial conditions and results of operations of Borrower and Guarantor as of the date or dates thereof and for the periods covered thereby. There are no material liabilities, direct or indirect, fixed or contingent, of Borrower or Guarantor as of the dates of such Financial Statements that are not reflected therein or in the notes thereto that have not otherwise been disclosed to Lender in writing. Except for any such changes heretofore expressly disclosed in writing to Lender, there have been no material adverse changes in the respective financial conditions of Borrower or Guarantor from the financial conditions shown in their respective Financial Statements, nor have Borrower or Guarantor incurred any material liabilities, direct or indirect, fixed or contingent, that are not shown in their respective Financial Statements. Borrower and Guarantor are able to pay all of their respective debts as they become due, and Borrower and Guarantor, as the case may be, shall maintain such solvent financial condition, giving effect to the Obligations, as long as Borrower or Guarantor are obligated to Lender under this Agreement or any of the other Loan Documents. Neither Borrower's nor Guarantor's Obligations under the Loan Documents will render Borrower or Guarantor unable to pay their respective debts as they become due.

      5.4 Taxes. Except with respect to taxes and assessments being contested in accordance with the terms and conditions of Section 6.1(e) hereof, Borrower represents and warrants that to the best of Borrower's knowledge after good faith diligent inquiry, each Applicable Underlying Developer (a) has paid in full all ad valorem taxes and other taxes and assessments levied against the Applicable Underlying Transaction Collateral, the Applicable Underlying Purchase Property, and Borrower knows of no basis for any additional taxes or assessments against any Applicable Resort, Applicable Underlying Transaction Collateral or Applicable Underlying Purchase Property; and (b) has filed all tax returns required to have been filed by it and has paid or will pay, prior to delinquency, all taxes shown to be due and payable on such returns, including interest and penalties, and all other taxes that are payable by it. To the best of Borrower's knowledge after good faith diligent inquiry, no tax audit is pending or threatened with respect to Borrower, Guarantor, any Applicable Underlying Developer, or any Applicable Underlying Guarantor.

      5.5 Title to Properties; Prior Liens. To the best of Borrower's knowledge after good faith diligent inquiry, each Applicable Underlying Developer has good and marketable title to all of the Applicable Underlying Transaction Collateral for each Applicable Underlying Transaction in which it has engaged, together with all rights, properties, and benefits appurtenant or related thereto. Other than the Liens granted in favor of Lender, there are no Liens or encumbrances against all or any portion of the Collateral or the Applicable Underlying Transaction Collateral, except for the Permitted Liens and Encumbrances.

      5.6 Subsidiaries, Affiliates, and Capital Structure. Guarantor is the sole shareholder of and derives financial benefit from Borrower. None of the Affiliates of Borrower or Guarantor are parties to any proxies, voting trusts, shareholder agreements, or similar arrangements, pursuant to which voting authority, rights, or discretion with respect to Borrower or Guarantor is vested in any other Person.

      5.7 Litigation, Proceedings, Etc. There are no actions, suits, proceedings, orders, or injunctions pending or, to the best of Borrower's knowledge after good faith diligent inquiry, threatened against or affecting Borrower, Guarantor, their respective Affiliates, or any Applicable Resort, Applicable Underlying Developer, or Applicable Underlying Guarantor, at law or in equity, or before or by any governmental authority or other tribunal, that
(a) could have a material adverse effect on Borrower, Guarantor, any Affiliate of Borrower or Guarantor, any Applicable Resort, any Applicable Underlying Developer, or any Applicable Underlying Guarantor; or (b) could have a material adverse effect on all or any portion of the Collateral or any Applicable Underlying Loan Collateral. Exhibit "I", attached hereto and incorporated herein by this reference, describes all currently pending litigation against Borrower or Guarantor.

      5.8 Environmental Matters. To the best of Borrower's knowledge after good faith diligent inquiry: (a) none of the Applicable Resorts contain any Hazardous Materials, and no Hazardous Materials are used or stored at or transported to or from any Applicable Resort, except for commercially reasonable amounts thereof commonly found at residential and resort properties in the Applicable Jurisdiction; (b) no Applicable Underlying Developer has received notice from any governmental agency or other Person with regard to Hazardous Materials on, under, or affecting all or any portion of any Applicable Resort, the Applicable Underlying Transaction Collateral or any Applicable Underlying Purchase Property; and (c) neither any Applicable Underlying Developer, any Applicable Resort, nor any Applicable Underlying Transaction Collateral, nor any Applicable Underlying Purchase Property is in violation of any Environmental Laws.

      5.9 Full Disclosure. No information, exhibit, or written report or the content of any schedule furnished by or on behalf of Borrower or Guarantor to Lender in connection with the Loan, the Applicable Resorts, the Applicable Underlying Developers, the Applicable Underlying Guarantors, any of the Applicable Underlying Transaction Collateral, or the Collateral, and no representation or statement made by Borrower or Guarantor in any Loan Document, contains any material misstatement of fact or omits the statement of a material fact necessary to make the statement contained herein or therein not misleading. To the extent that any such information, exhibit, report, or statement furnished or made to Lender was obtained by Borrower from an Applicable Underlying Developer or an Applicable Underlying Guarantor, the representation and warranty made in this Section 5.9 is so made to the best of Borrower's knowledge after good faith diligent inquiry. Neither Borrower nor Guarantor knows of any fact or condition that could adversely affect the operation of all Applicable Resorts in accordance with all Applicable Laws, or impede or preclude Borrower's or Guarantor's performance of its Obligations pursuant to the Loan Documents.

      5.10 Use of Proceeds/Margin Stock. None of the proceeds of the Loan will be used to purchase or carry any "margin stock" (as defined under Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time), and no portion of the proceeds of the Loan will be extended to others for the purpose of purchasing or carrying margin stock. None of the transactions contemplated in this Agreement (including, without limitation, the use of the proceeds of the Loan) will violate or result in the violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 11. The proceeds of the Loan will be disbursed only for the purposes set forth in
Section 2.1 hereof.

      5.11 No Defaults. No Default exists, and there is no breach or violation in any material respect of any term of any document, contract, agreement, charter instrument, bylaws, or other instrument to which Borrower or any Affiliate thereof is a party or by which it may be bound.

      5.12 Restrictions of Borrower or Guarantors. Neither Borrower, Guarantor, nor any Affiliate thereof is a party to any contract or agreement, or subject to any Lien, charge, or restriction, that materially and adversely affects its business. Neither Borrower nor Guarantor will be, on or after the Closing Date, a party to any contract or agreement that restricts its right or ability to incur indebtedness or prohibits Borrower's or Guarantor's execution and delivery of, or compliance with the terms of, this Agreement or the other Loan Documents. Borrower has not agreed or consented to cause or permit in the future (upon the happening of any contingency or otherwise) any of the Collateral, whether now owned or hereafter acquired, to be subject to a Lien except in favor of Lender as provided hereunder.

      5.13 Broker's Fees. Lender and Borrower represent to each other that neither of them has made any commitment or taken any action that could result in a claim for any broker's, finder's, or other similar fees or commissions with respect to any of the transactions contemplated by this Agreement. Borrower agrees to indemnify Lender and save and hold Lender harmless from and against all claims of any Person for any broker's or finder's fee, commission, or similar amount, and this indemnity shall include reasonable attorneys' fees and legal expenses.

      5.14  Tax  Identification/Social   Security  Numbers.   Borrower's  and  Guarantor's
            ----------------------------------------------
respective federal taxpayer identification numbers are as follows:

            Borrower:...      16-1399129

            Guarantor:..      59-2346270

      5.15 Legal Compliance. Borrower has, in all material respects, complied fully with all Applicable Laws in connection with the Applicable Underlying Transactions. To the best of Borrower's knowledge after good faith diligent inquiry, each Applicable Underlying Developer has, in all material respects, similarly complied with all Applicable Laws in connection with each Applicable Resort, the Applicable Underlying Transaction Collateral and the Applicable Underlying Purchase Property. In particular, Borrower is not aware of any violation by an Applicable Underlying Developer in connection with an Applicable Resort of: (i) the Interstate Land Sales Full Disclosure Act; (ii) any applicable state condominium and timeshare statutes, rules, and regulations, including but not limited to those governing the administration and operation of owners' associations and those requiring registration of any of the Encumbered Intervals; (iii) Regulation Z of the Federal Reserve Board; (iv) the Equal Credit Opportunity Act; (v) Regulation B of the Federal Reserve Board; (vi)
Section 5 of the Federal Trade Commission Act; (vii) all applicable state and federal securities laws; (viii) all applicable usury laws; (ix) all applicable trade practices, home and telephone solicitation, sweepstakes, lottery, and other consumer credit and protection laws; (x) all applicable real estate sales licensing, disclosure, reporting, and escrow laws; (xi) the Americans with Disabilities Act; (xii) the Real Estate Settlement Procedures Act; and (xiii) all amendments to and rules and regulations promulgated under the foregoing.

      5.16 Representations and Warranties of Applicable Underlying Developers. To the best of Borrower's knowledge after good faith diligent inquiry, the representations and warranties made by the Applicable Underlying Developer in the Applicable Underlying Transaction Documents do not contain any material misstatements of fact or omit the statement of a material fact necessary to make such representation or warranty not misleading.

      5.17 Applicable Timeshare Documents and Reports. Each Applicable Underlying Developer has furnished to Borrower and Borrower shall furnish to Lender, upon request, true and correct copies of the Applicable Timeshare Documents which consist of all those placed on file by the Applicable Underlying Developer with the applicable regulatory authorities or any other appropriate federal, state, or local regulatory or recording agencies, offices, or departments, if required.

      5.18 Continuation and Investigation. Each request by Borrower for an Advance shall constitute an affirmation that all representations and warranties contained herein remain true and correct as of the date thereof. All representations, warranties, covenants, and agreements made herein or in any certificate or other document delivered to Lender by or on behalf of Borrower, pursuant to or in connection with this Agreement, shall be deemed to have been relied upon by Lender, notwithstanding any investigation heretofore or hereafter conducted by or on behalf of Lender, and shall survive the making of any or all Advances and payments contemplated hereby.

SECTION 6.  COVENANTS
            ---------

      6.1   Affirmative  Covenants.  For so long as any of Borrower's  Obligations  remain
            ----------------------
unsatisfied, Borrower hereby covenants and agrees with Lender as follows:

            (a Payment and Performance of Obligations. Borrower shall repay all of the Loan and all related amounts when and as the same become due and payable, and Borrower shall strictly observe and perform all of the Obligations, including, without limitation, all covenants, agreements, terms, conditions, and limitations contained in the Loan Documents, and will do all things necessary that are not prohibited by law to prevent the occurrence of any Default.

            (b Maintenance of Existence, Qualification and Assets. Borrower shall at all times (i) maintain its legal existence; (ii) maintain its qualification, where required, to transact business and good standing in the States of Delaware and New York and in any other jurisdiction in which it conducts business; and (iii) comply or cause its compliance with all Applicable Laws.

            (c Maintenance of Insurance. Borrower shall ensure that the Applicable Underlying Transaction Documents require that until all of Borrower's Obligations have been fully satisfied, policies of insurance with premiums therefor being paid when due, are maintained and, promptly upon receipt thereof from each Applicable Underlying Developer, shall deliver to Lender and Servicing Agent originals of insurance policies issued by insurance companies (together with paid premium invoices in respect thereof), in amounts, in form, and in substance, and with expiration dates, all acceptable to Lender and containing waivers of subrogation rights by the insuring company, non-contributory standard mortgagee benefit clauses or their equivalents, and mortgagee loss payable endorsements in favor of and satisfactory to Lender and breach of warranty coverage, providing the following types of insurance on and with respect to each Applicable Underlying Developer and each Applicable Resort:

                  (i As to all improvements that have already been completed as of the date hereof, "All Risk Special Form" insurance coverage (including fire, lightning, hurricane, tornado, wind and water damage, earthquake, vandalism and malicious mischief coverage) covering all real and personal property that comprises the Applicable Resort, in an amount not less than the full replacement value of such improvements and personal property, and said policy of insurance shall provide for a deductible acceptable to Lender, breach of warranty coverage, and replacement cost endorsements satisfactory to Lender, and shall not permit co-insurance;

                  (ii   Public   liability  and  property   damage   insurance
            covering   the   Applicable   Resort  in  amounts   and  on  terms
            satisfactory to Lender; and

                  (iii Such other insurance on the Applicable Resort or any
            replacements or substitutions therefor, including, without limitation, rent loss, business interruption, flood insurance (if the Applicable Resort is or becomes located in an area that is considered a flood risk by the U.S. Emergency Management Agency or pursuant to the National Flood Insurance program), in such amounts and upon such terms as may from time to time reasonably be required by Lender.

            Lender shall expressly be named an insured and loss payee in each insurance policy described in this Section 6.1(c). To the extent any "institutional mortgagee," "institutional lender" or "mortgagee" (as defined or used in an Applicable Declaration) other than Lender has any rights to approve the form of insurance policies with respect to the Applicable Resort, the amounts of coverage thereunder, the insurers under such policies, or the designation of an attorney-in-fact for purposes of dealing with damage to any part of the Applicable Resort or insurance claims or matters related thereto or any successor to such attorney-in-fact or any changes with respect to any of the foregoing, Borrower shall take all steps as may be necessary to ensure that Lender shall at all times have a co-equal right with such other "institutional mortgagee," "institutional lender," or other "mortgagee" (including, without limitation, Borrower or any third-party lender), to approve all such matters and any proposed changes in respect thereof; and Borrower shall not cause and shall use its best efforts to prohibit any changes with respect to any insurance policies, insurers, coverage, attorney-in-fact or insurance trustee, if any, without Lender's prior written approval.

            In the event of any insured loss or claim in respect of all or any portion of an Applicable Resort, Borrower shall use its good faith commercially reasonable efforts (within the scope of its role as lender) to cause all proceeds of such insurance policies to be applied in a manner consistent with the Applicable Timeshare Documents and all Applicable Laws.

            All insurance policies required pursuant to this Agreement (or the Applicable Timeshare Documents) shall provide that the coverage afforded thereby shall not expire or be amended, canceled, modified, or terminated without at least thirty (30) days' (or a shorter period if such shorter period is mandated by applicable law) prior written notice to Lender and contain a provision affirming Lender's rights and benefits thereunder, despite any violation of the applicable policy terms by the Applicable Underlying Developer or any other Person. At least thirty (30) days prior to the expiration date of each policy maintained pursuant to this Section 6.1(c), a certified copy of a renewal or replacement thereof satisfactory to Lender shall be delivered to Lender, along with evidence satisfactory to Lender that the premium therefor has been paid in full. The delivery of any insurance policies hereunder shall constitute an assignment of all unearned premiums as further security for the Obligations. In the event that all required premium payments for all such insurance policies are not paid at least thirty (30) days prior to the expiration date of each policy maintained pursuant to this Section 6.1(c), Borrower shall immediately upon receiving notice thereof notify Lender in writing of such failure to timely pay the required insurance premiums. Borrower shall make a good faith inquiry on a regular basis to each Applicable Underlying Developer to determine whether the required insurance premiums covering the Applicable Underlying Transaction Collateral and Applicable Underlying Purchase Property have been paid. If Borrower determines upon such inquiry or otherwise that the required insurance premiums have not been paid, Borrower shall immediately notify Lender of such failure to timely pay the required insurance premium, and Borrower shall have thirty (30) days from receipt of a written request from Lender to cause the required insurance premiums to be paid. If the required insurance premiums are not paid within such thirty (30) day period, Lender may, in its discretion, without any obligation to do so, choose to pay such required insurance premiums, in which case Borrower shall pay Lender interest at the Default Rate for any amounts so advanced. Lender may also, in its discretion, in the event the required insurance premiums are not paid when due, establish an insurance escrow account from which Lender may make insurance payments when insurance premiums shall become due. If the required insurance premiums are not paid as required and Lender elects not to pay such insurance premiums or establish an escrow account for payment thereof, such failure shall constitute an Event of Default hereunder.

            In the event of any fire or other casualty to or with respect to all or any portion of the Applicable Resort, Borrower covenants that it shall use its good faith commercially reasonable efforts (within the scope of its role as lender) to cause the prompt restoration, repair, or replacement of the damaged portion(s) of the Applicable Resort and the repair or replacement of any other personal property to the same condition as immediately prior to such fire or other casualty and, with respect to the real and personal property comprising the Applicable Resort, in accordance with the terms of the Applicable Timeshare Documents and all Applicable Laws. The insufficiency of any net insurance proceeds shall in no way relieve Borrower or the Applicable Underlying Developer from their respective obligations as set forth herein. In Lender's discretion, any and all insurance proceeds payable to or received by Lender pursuant to the Applicable Declaration or the applicable insurance policies may be applied to the payment of the Obligations, whether or not due and in whatever order Lender elects, consistent with the terms of the applicable insurance policy and the Applicable Declaration.

            Borrower shall in good faith cooperate with Lender in obtaining for Lender the benefits of any insurance or other proceeds lawfully or equitably payable to any Applicable Underlying Developer, Borrower, or Lender in connection with the transactions contemplated hereby and in paying any Obligation (including the payment by Borrower of the expense of an independent appraisal on behalf of Lender in case of a fire or other casualty affecting the Applicable Resort).

            Borrower shall not waive any material insurance provision in any Applicable Underlying Transaction Document without Lender's prior written consent.

            (d Maintenance of Security. Borrower shall execute and deliver (or cause to be executed and delivered) to Lender all security agreements, financing statements, assignments, and such other agreements, documents, instruments, and certificates, and all supplements and amendments thereto, and take all such other actions, as Lender deems necessary or appropriate in order to maintain as valid, enforceable, and perfected first priority Liens and security interests, all Liens and security interests in the Collateral and Applicable Underlying Transaction Collateral granted to Lender to secure the Obligations. Borrower shall not grant extensions of time for the payment of, or compromise for less than the full face value or release in whole or in part, any Applicable Underlying Developer, Applicable Underlying Guarantor, or other Person liable for the payment of, or allow any credit whatsoever except for the amount of cash to be paid upon, any Collateral or any instrument, chattel paper, or document representing the Collateral.

            (e Payment of Taxes and Claims. Borrower agrees to use its best efforts to cause to be paid, when due, all taxes and assessments of any kind imposed on or with respect to the Loan or any of the Loan Documents, or the Collateral, including but not limited to the Encumbered Intervals. Borrower shall make good faith inquiry on a regular basis to determine whether all such taxes and assessments have been paid. Borrower shall immediately notify Lender in writing of any failure to timely pay all taxes and assessments due. In the event that Lender determines (through notice from Borrower or otherwise) that any such taxes or assessments have not been paid when due, Borrower shall have thirty (30) days from receipt of a written request for payment from Lender to cause the required taxes and assessments to be paid, except to the extent such taxes and assessments are being contested in accordance with the terms and conditions of this Section 6.1(e). If such required taxes and assessments (and any applicable late charges, etc.) are not paid within such thirty
      (30) day period and are not being contested in accordance with the terms and conditions of this Section 6.1(e), such failure shall constitute an Event of Default and Lender may, in its discretion, without any obligation to do so, choose to pay such taxes on behalf of Borrower or the Applicable Underlying Developer, in which case Borrower shall pay Lender interest at the Default Rate on any amounts so advanced. Borrower shall pay, where applicable, or shall use its best efforts to cause the Applicable Underlying Developer or Applicable Underlying Guarantor to pay, all other charges and assessments levied against such Applicable Underlying Developer, the Applicable Underlying Transaction Collateral, the Applicable Underlying Purchase Property, or the Applicable Resort before any claim (including, without limitation, claims for labor, services, materials, or supplies) arises for amounts that have become due and payable. Borrower may contest the payment of taxes and assessments in good faith and by appropriate proceedings diligently conducted, which suspend the collection thereof from the Collateral and do not interfere with the payment of monies due under the Collateral so long as adequate reserves have been set aside for such taxes and assessments in accordance with GAAP, and the non-payment of such taxes and assessments, in the opinion of Lender, does not place the Collateral in any imminent danger of being sold, forfeited or lost.

            (f) Inspections. Borrower shall, at any time and from time to time, upon reasonable notice and at the expense of Borrower, including but not limited to the travel expenses of Lender's agents, ensure that the Applicable Underlying Transaction Documents permit, and use its good faith commercially reasonable efforts to arrange for, Lender or its agents or representatives to inspect any Applicable Resort, any Applicable Underlying Transaction Collateral, any Applicable Underlying Purchase Property or any of Borrower's or Guarantor's assets, including but not limited to all documents, bank statements, and other records within Borrower's possession, custody, or control, and to examine and make copies and abstracts thereof; and to discuss its affairs, finances and accounts with any of its officers, employees, Affiliates, contractors or independent certified public accountants (and by this provision, Borrower authorizes said accountants to discuss with Lender, its agents or representatives, the affairs, finances, and accounts of Borrower). Notwithstanding the foregoing provisions of this Section 6.1(f) to the contrary, Lender will make no more than two (2) such inspections per year in connection with any particular Applicable Underlying Transaction unless an Event of Default hereunder has occurred. Lender agrees to use reasonable efforts not to interfere unreasonably with the Applicable Underlying Developer's business operations in connection with any such inspections. Without limiting the foregoing, Lender shall have the right to make such credit investigations as Lender may deem appropriate in connection with its review of any Applicable Underlying Transaction Documents. Borrower shall make available to Lender all such credit and other information in Borrower's possession or under its control or to which it may have access with respect to Applicable Underlying Developers and Applicable Underlying Guarantors as Lender may request. Notwithstanding anything in this Section 6.1(f) to the contrary, without the prior written consent of Borrower not to be unreasonably withheld, Lender will not initiate contact with an Applicable Underlying Developer or its employees, agents or independent contractors concerning an Applicable Underlying Transaction unless an Event of Default exists.

            (g) Reporting Requirements. For so long as any of the Obligations remain unsatisfied, Borrower shall furnish (or cause to be furnished, as the case may be) to Lender, in each case certified in writing by Borrower and Guarantor as true and correct, the following:

                  (i) Monthly Financial Reports. As soon as available and in any event within fifteen (15) days after the end of each calendar month:
            (i) a report detailing all amounts of every possible description received by or on behalf of Borrower with respect to each Applicable Underlying Transaction during the preceding calendar month and how such amounts were allocated between principal, interest, and other categories; (ii) a current aging report on the Pledged Consumer Notes Receivable and the Purchased Consumer Notes Receivable; (iii) a report detailing collections on each of the Pledged Notes Receivable (trial balance); (iv) a delinquency report on all Pledged Notes Receivable, Pledged Consumer Notes Receivable and Purchased Consumer Notes Receivable; (v) a Borrowing Base report substantially in the form of Exhibit "J", attached hereto and incorporated herein by this reference; and (vi) monthly reports from Lockbox Agent as required pursuant to the Lockbox Agreement;

                  (ii) Quarterly Financial Reports. As soon as available and in any event within sixty (60) days following the end of each calendar quarter, unaudited statements of income and expense and cash flow of Borrower and Guarantor for the quarterly period in question and balance sheets of Borrower and Guarantor as of the last day of such calendar quarter, all in such detail and scope as may be reasonably required by Lender, prepared in accordance with GAAP and on a basis consistent with prior accounting periods and certified as true and correct by Borrower's and Guarantor's respective chief financial officers, as appropriate;

                  (iii) Annual Audited Financial Reports. As soon as available and in any event within one hundred twenty (120) days after the end of each of calendar year or other fiscal year as may be applicable with respect to Borrower and Guarantor (a "Fiscal Year"), statements of income and expense and cash flow of Borrower and Guarantor for the annual period ended as of the end of such Fiscal Year, and balance sheets of Borrower and Guarantor as of the end of such Fiscal Year, all in such detail and scope as may be reasonably required by Lender and prepared and audited by an independent certified public accounting firm acceptable to Lender in accordance with GAAP and on a basis consistent with prior accounting periods. Each annual financial statement of Borrower and Guarantor shall be certified by Borrower and Guarantor to be true, correct, and complete, and shall otherwise be in form acceptable to Lender;

                  (iv) Officer's Certificate. Each set of annual Financial
            Statements or reports delivered to the Lender pursuant to Sections
            6.1 (g)(i), (ii) and (iii) hereof shall be accompanied by a certificate of the President or the Chief Financial Officer of Borrower or Guarantor, as appropriate, setting forth that the signers have reviewed the relevant terms of this Agreement (and all other agreements and exhibits between the relevant parties), have made, or caused to be made, under their supervision, a review of the transactions and conditions of Borrower and Guarantor from the beginning of the period covered by the Financial Statements or reports being delivered therewith to the date of the certificate, and that such review has not disclosed the existence during such period of any condition or event that constitutes a Default or, if any such condition or event existed or exists or will exist, specifying the nature and period of existence thereof and what action Borrower or Guarantor has taken or proposes to take with respect thereto;

                  (v) Audit Reports. Promptly upon receipt thereof, one (1) copy of each other report submitted to Borrower or Guarantor by independent public accountants or other Persons in connection with any annual, interim, or special audit made by them of the books of Borrower or Guarantor;

                  (vi) Notice of Default. Promptly upon becoming aware of the existence of any condition or event that constitutes or would with the passage of time, notice or a determination by Lender constitute a Default, or a default or event of default pursuant to any of the Applicable Underlying Transaction Documents, a written notice specifying the nature and period of existence thereof and what action Borrower is taking or proposes to take with respect thereto;

                  (vii) Notice of Claimed Default. Promptly upon becoming aware that the holder of any material obligation or of any evidence of material indebtedness of Borrower, Guarantor, or any Applicable Underlying Developer or Applicable Underlying Guarantor has given notice or taken any other action with respect to a claimed default or event of default with respect thereto, a written notice specifying the notice given or action taken by such holder and the nature of the claimed default or event of default and what action Borrower or Guarantor is taking or proposes to take with respect thereto;

                  (viii) Material Adverse Developments. Promptly upon becoming aware of any pending or threatened claim, action, proceeding, litigation, development, or any other information, whether of the type referenced in Section 5.7 hereof or otherwise, that could materially and adversely affect Borrower, Guarantor, any Applicable Underlying Developer, any Applicable Underlying Guarantor, any Applicable Resort, any Applicable Underlying Transaction Collateral, or all or any portion of the Collateral, including but not limited to the ability of Borrower to perform its Obligations hereunder, Borrower shall provide Lender with telephonic notice thereof, immediately followed by telecopied and mailed written confirmation, specifying the nature of such development or information and the anticipated effect thereof;

                  (ix) Applicable Underlying Transaction Financials. Borrower
            shall deliver to Lender quarterly unaudited financial statements for each Applicable Underlying Transaction within sixty (60) days after each calendar quarter and annual audited financial statements for each Applicable Underlying Transaction within one hundred twenty
            (120) days after each calendar year; and

                  (x) Other Information. Borrower shall promptly deliver to
            Lender any other available information related to the Loan, the Collateral, any Applicable Underlying Transaction Collateral, Borrower, Guarantor, the Applicable Resorts, the Applicable Underlying Developers, or the Applicable Underlying Guarantors as Lender may in good faith request.

                  (xi) Applicable Underlying Transaction Financials. Borrower
            shall deliver to Lender quarterly unaudited financial statements for each Applicable Underlying Transaction within sixty (60) days after each calendar quarter and annual audited financial statements for each Applicable Underlying Transaction within one hundred twenty
            (120) days after each calendar year.

            (h) Records. Borrower shall keep detailed accurate books and records of account in accordance with GAAP reflecting all financial transactions of Borrower with respect to the Applicable Underlying Transactions.

            (i) Notices of Changed Circumstances. Borrower shall notify Lender within five (5) Business Days of the occurrence of any event (i) as a result of which any representation or warranty of Borrower contained in any Loan Document would be incorrect or materially misleading if made at that time or (ii) as a result of which Borrower is not in full compliance with all of its covenants and agreements contained in this Agreement or any other Loan Document.

            (j) Other Documents. Borrower shall maintain to the satisfaction of Lender, and make available to Lender, accurate and complete files relating to the Pledged Notes Receivable, the Pledged Put and Reserve Agreements, the Pledged Consumer Notes Receivable, the Purchased Consumer Notes Receivable and all of the other Collateral, and such files shall contain true copies of each Pledged Note Receivable, each Pledged Consumer Note Receivable and each Purchased Consumer Note Receivable, as amended from time to time, copies of all relevant credit memoranda relating to such Pledged Notes Receivable, Pledged Put and Reserve Agreements, Pledged Consumer Notes Receivable and Purchased Consumer Notes Receivable, and all collection information and correspondence relating thereto.

            (k) Further Assurances. Borrower shall execute and deliver, or cause to be executed and delivered, such other and further agreements, documents, instruments, certificates, and assurances as, in the judgment of Lender exercised in good faith, may be necessary or appropriate in order more effectively to evidence or secure, and to ensure the performance of, the Obligations. In addition, Borrower shall deliver to Lender from time to time, upon request by Lender, such documents, instruments, and other materials or items as Lender may reasonably require to evidence Borrower's compliance with the covenants set forth in this
      Section 6.

            (l) Expenses and Closing Fees. Whether or not the transactions contemplated hereunder are consummated, Borrower shall pay all reasonable expenses of Lender relating to negotiating, preparing, documenting, closing, and enforcing this Agreement and the other Loan Documents, including but not limited to:

                  (i)   The cost of preparing,  reproducing,  and binding this
            Agreement,   the  other  Loan  Documents,  and  all  exhibits  and
            schedules thereto;

                  (ii) The fees and disbursements of Lender's and Borrower's counsel;

                  (iii) Lender's out-of-pocket expenses;

                  (iv) All fees and expenses (including fees and expenses of
            Lender's counsel) relating to any amendments, waivers, consents, or subsequent closings or other transactions pursuant to the provisions hereof or the release of any Collateral;

                  (v) All costs, outlays, legal fees, and expenses of every kind and character had or incurred in: (A) the interpretation or enforcement of any of the provisions of, or the creation, preservation, or exercise of rights and remedies under, any of the Loan Documents, including the costs of appeal; (B) the preparation for, negotiations regarding, consultations concerning, or the defense or prosecution of legal proceedings involving any claim or claims made or threatened against Lender arising out of this transaction or the preservation or protection of the Collateral or Advances made hereunder, expressly including, without limitation, the defense by Lender of any legal proceedings instituted or threatened by any Applicable Underlying Developer, Applicable Underlying Guarantor, or other Person to seek to recover or set aside any payment or set off theretofore received or applied by the Lender with respect to the Obligations, and any and all appeals thereof; and (C) the advancement of any expenses provided for under any of the Loan Documents. Without limiting the generality of the foregoing, in the event of the commencement of a bankruptcy proceeding by or against Borrower or otherwise involving the Collateral, Lender shall be entitled to recover, and Borrower shall be obligated to pay, Lender's attorneys' fees and costs incurred in connection with: (a) any determination of the applicability of the Debtor Relief Laws to the terms of the Loan Documents or Lender's rights thereunder; (b) any attempt by Lender to enforce or preserve its rights under the bankruptcy laws or to prevent Borrower or any other person from seeking to deny Lender its rights thereunder; (c) any effort by Lender seeking to protect, preserve or enforce its rights against Collateral, or seeking to engage in such protection, preservation or enforcement; or (d) any proceeding(s) arising under the Debtor Relief Laws, or arising in or related to a case under the Debtor Relief Laws;

                  (vi) All fees and expenses of Servicing Agent, Custodian and Lockbox Agent;

                  (vii) All costs and  expenses  incurred by Lender  under the
            Note, and all late charges payable under the Note; and

                  (viii) To the extent the same are not paid by an Applicable
            Underlying Developer, all real and personal property taxes and assessments, documentary stamp and intangible taxes, sales taxes, recording fees, title insurance premiums and other title charges, document copying, transmittal and binding costs, lien and judgment search costs, broker's fees, escrow fees, wire transfer fees, reasonable expenses (including, without limitation, reasonable fees and expenses of Lender's counsel) incurred in connection with the release of any Applicable Underlying Transaction Collateral, and all travel and out-of-pocket expenses of Lender to conduct inspections or audits. Without limiting any of the foregoing, Borrower shall pay the costs of Code and other searches, Code and other Loan Document recording and filing fees, and applicable taxes and premiums on each mortgagee policy of title insurance delivered to Lender pursuant to this Agreement, to the extent the same are not paid by an Applicable Underlying Developer.

      Notwithstanding anything in this Section 6.1(l) to the contrary, Borrower's liability to pay closing and recording fees, taxes, due diligence costs, and documentation fees in connection with the preparation, negotiation and execution of this Agreement and the RFI ADC Credit Facility Agreement and the closing of the first to occur of the initial Advance against the first Applicable Underlying Transaction collaterally assigned to Lender or the initial advance under the RFI ADC Credit Facility against a note receivable shall not exceed Fifty Thousand Dollars ($50,000).

            (m) Indemnification of Lender. In addition to (and not in lieu of) any other provisions hereof or of any other Loan Document providing for indemnification in favor of Lender, Borrower hereby defends, indemnifies, and holds harmless Lender, its subsidiaries, other Affiliates, officers, directors, agents, employees, representatives, consultants, contractors, servants, and attorneys, as well as the respective heirs, personal representatives, successors, and assigns of any or all of them (hereinafter collectively referred to as the "Indemnified Lender Parties"), from and against, and agrees promptly to pay on demand or reimburse each of them with respect to, any and all liabilities, claims, demands, losses, damages, costs, and expenses (including, without limitation, reasonable attorneys' and paralegals' fees and costs), actions or causes of action of any and every kind or nature whatsoever asserted against or incurred by any of them by reason of or arising out of or in any way, directly or indirectly, related or attributable to: (i) this Agreement, the other Loan Documents, the Collateral, the Applicable Underlying Transaction Documents, or the Applicable Underlying Transaction Collateral; (ii) the transactions contemplated under any of the Loan Documents or the Applicable Underlying Transaction Documents, including, without limitation, those in any way relating to or arising out of the violation of any Applicable Laws; (iii) any breach of any covenant or agreement or the incorrectness or inaccuracy of any representation or warranty of Borrower contained in this Agreement or any of the other Loan Documents (including, without limitation, any certification of Borrower delivered to Lender); (iv) any and all taxes, including real estate, personal property, sales, mortgage, excise, intangible, or transfer taxes, and any and all fees or charges that may at any time arise or become due prior to the payment, performance, and discharge in full of the Obligations; (v) the failure of Borrower or an Applicable Underlying Developer to perform any obligation or covenant herein required to be performed pursuant to any Environmental Laws; (vi) the use, generation, storage, release, threatened release, discharge, disposal, or presence on, under, or about any Applicable Resort of any Hazardous Materials (except to the extent that liability of the Indemnified Lender Party with respect to such matter would not exist but for the acts or omissions of such Indemnified Lender Party as determined in a final, non-appealable adjudication by a court of competent jurisdiction); (vii) the removal or remediation of any Hazardous Materials from an Applicable Resort required to be performed pursuant to any Environmental Laws or as a result of recommendations of any environmental consultant or as required by Lender;
      (viii) claims asserted by any Person (including, without limitation, any governmental or quasi-governmental agency, commission, department, instrumentality or body, court, arbitrator, or administrative board in connection with or any in any way arising out of the presence, use, storage, disposal, generation, transportation, release, or treatment of any Hazardous Materials on, in, under, or affecting any Applicable Resort;
      (ix) the violation or claimed violation of any Environmental Laws in regard to an Applicable Resort; (x) the preparation of an environmental audit or report on an Applicable Resort not to exceed one (1) per calendar year and premised upon the Lender's reasonable belief of the existence of a violation of Environmental Laws, whether conducted by Lender, Borrower, an Applicable Underlying Developer, or another Person; (xi) the exercise by Borrower of any rights or remedies under the Applicable Underlying Transaction Documents or any Applicable Laws; or (xii) the exercise by Lender of any rights or remedies under this Agreement or any of the other Loan Documents. Such indemnification shall not give Borrower or Guarantor any right to participate in the selection of counsel for Lender or the conduct or settlement of any dispute or proceeding for which indemnification may be claimed. The provisions of this Section 6.1(m) shall survive the full payment, performance, and discharge of the Obligations and the termination of this Agreement, and shall continue thereafter in full force and effect.

            (n) Loan Servicing. The Servicing Agreement shall be in form and content satisfactory to Lender. Borrower may not terminate the Servicing Agreement without's Lender's prior written approval. The Servicing Agreement shall be cancelable by Lender immediately following the occurrence of an Event of Default or if Borrower or an Affiliate of Borrower is the Servicing Agent and Lender, in its reasonable judgment, has determined that such Person's servicing systems and controls are inadequate to protect Lender in any material way (and based upon an on-site inspection conducted by it prior to the Closing Date, Lender acknowledges that such an inadequacy did not appear to exist as of the completion of such inspection). If the Servicing Agent is Borrower or an Affiliate of Borrower, Lender may in its discretion and at Borrower's expense review the servicing procedures of such Person twice in any twelve
      (12) month period or more often if a Default hereunder exists, and no servicing fees shall be paid during or with respect to any period of time in which a Default hereunder exists.

            (o) Closing Failure Fee. If on or before October 31, 1999, no Advance occurs and no advance occurs under the RFI ADC Credit Facility or under any receivables, acquisition, development or construction loan the initial advance of which is hereafter made by Lender to Guarantor or to an Affiliate of Guarantor and such event is not the fault of Lender and does not result from failure of Lender, its attorneys, agents and independent contractors to act promptly and in good faith, Borrower shall pay to Lender a fee in the amount of Two Hundred Thousand Dollars ($200,000) plus all legal fees, costs and due diligence expenses incurred by Lender in connection with the Loan and the RFI ADC Credit Facility. This fee shall not be duplicative of the fee required pursuant to Section 6.1(o) of the RFI ADC Credit Facility Agreement, and all amounts paid pursuant to such Section shall reduce the amount remaining payable hereunder.

            (p) Minimum Loan Balance; Non-Utilization Fee. Beginning on (i) the date ("Average Combined Balance Start Date") which is six (6) months after the earlier of the initial Advance, the initial advance under the RFI Receivables Credit Facility, or the initial advance of any other receivables, acquisition, development or construction loan under which such initial advance is hereafter made by Lender to Guarantor or to an Affiliate of Guarantor or (ii) April 30, 2000, and continuing until the date on which the Borrowing Term expires ("Average Combined Balance Stop Date"), Borrower shall maintain an average aggregate daily principal balance on the Loan, the RFI Receivables Credit Facility and any other receivables, acquisition, development or construction loans under which the initial advance is hereafter made by Lender to Guarantor or to an Affiliate of Guarantor ("Average Combined Balance") in an amount not less than Ten Million Dollars ($10,000,000) ("Minimum Average Combined Balance"); provided, however, that Borrower's failure to do so shall not constitute a Default if on the date ten (10) days after the later of (i) the end of each three (3) month period (or any shorter period ending on the Average Combined Balance Stop Date) ("Non-Utilization Fee Payment Period") following the Average Combined Balance Start Date through the Average Combined Balance Stop Date or (ii) the effective date of notice from Lender advising Borrower of the amount due for such Non-Utilization Fee Payment Period, Borrower shall pay to Lender the Non-Utilization Fee then due, as calculated pursuant to the following sentence. As used in this Section 6.1(p), the term "Non-Utilization Fee" means an amount equal to the excess (if any) of (i) the product of (A) the difference (but not less than zero), during the period ("Elapsed Portion of the Average Combined Balance Measurement Period") beginning on the Average Combined Balance Start Date and terminating at the end of the Non-Utilization Fee Payment Period for which the Non-Utilization Fee is being calculated, between the Minimum Average Combined Balance and the actual average daily aggregate principal balance on the Loan, the RFI Receivables Credit Facility and any other receivables, acquisition, development or construction loans under which the initial advance is hereafter made by Lender to Guarantor or any Affiliate of Guarantor times (B) one-half of one percent (0.50%) times (C) a fraction the numerator of which is the number of days in the Elapsed Portion of the Average Combined Balance Measurement Period and the denominator which is three hundred sixty-five
      (365) over (ii) the Non-Utilization Fees previously due. This fee shall not be duplicative of the fee required pursuant to Section 6.1(p) of the RFI ADC Credit Facility Agreement, and all amounts paid pursuant to such Section shall reduce the amount remaining payable hereunder. For purposes of this Section 6.1(p), the daily balance of a loan shall be determined by Lender in the same manner as it determines the daily balance of a loan for purposes of computing accrued interest on such loan.

            (q)   Custodial  Fee.  At  the  time  Borrower   delivers  to  Lender  a
                  --------------
      Consumer  Note  Receivable  it shall pay to Lender the  Custodial Fee for such
      Consumer Note Receivable.

      6.2   Negative  Covenants.  For so long as any  portion of the  Obligations  remains
            -------------------
unsatisfied, Borrower hereby covenants and agrees with Lender as follows:

            (a) Limitation on Other Debt/Further Encumbrances. Without the prior written consent of Lender, Borrower shall not obtain financing or grant Liens with respect to all or any portion of the Collateral (whether now existing or created hereafter) other than those in favor of Lender.

            (b) Restrictions on Transfers. Borrower shall not, without obtaining the prior written consent of Lender, whether voluntarily or involuntarily, by operation of law or otherwise: (i) transfer, sell, pledge, convey, hypothecate, factor, or assign all or any portion of the Collateral; (ii) lease or license any portion of the Collateral, or change the legal or actual possession or use thereof; or (iii) permit the dilution, transfer, pledge, hypothecation, or encumbrance of any of the stock of Borrower. Without limiting the generality of the preceding sentence (and, as the case may be, in addition to the restrictions contained therein) and subject to the terms of this Agreement, the prior written consent of Lender shall be required for (A) any transfer of the Collateral or any part thereof to a subsidiary or other Affiliate of Borrower or otherwise;
      (B) any corporate merger or consolidation, disposition, or other reorganization of Borrower or Guarantor, or the reclassification of any of the capital stock of Borrower or Guarantor; or (C) any change in the ownership of Borrower; provided, however, that notwithstanding the foregoing provisions of this Section 6.2(b) to the contrary, Lender shall not unreasonably withhold its consent to any of the actions specified in
      (A) through (C) above in the event that: (X) the applicable successor to Borrower or Guarantor, as the case may be, is an investment grade company with a minimum tangible net worth of not less than an amount then approved Lender and the Minimum Net Worth Requirement, respectively, as determined in accordance with GAAP; and (Y) in the case of a transfer pursuant to clause (A), the transferee assumes the obligations of Borrower under the Loan Documents pursuant to a document satisfactory to Lender without the release of Borrower or Guarantor and Borrower and Guarantor have executed a document or documents satisfactory to Lender confirming their respective obligations under the Loan Documents. In the event that Lender is willing to consent to a transfer that would otherwise be prohibited by this
      Section 6.2(b), Lender may condition its consent on such terms as it desires, including, without limitation, an increase in the Interest Rate and the requirement that Borrower pay a transfer fee, together with any expenses incurred by Lender in connection with the granting of such consent (including, without limitation, attorneys' fees and expenses). If Borrower violates the terms of this Section 6.2(b), in addition to any other rights or remedies which Lender may have hereunder, pursuant to any other Loan Document, or at law or in equity, Lender may, upon written notice to Borrower, increase, effective immediately as of the date of such violation, the Interest Rate to the Default Rate.

            (c) Use of Lender's Name. Without the prior written consent of Lender, Borrower shall not, and shall not permit any Affiliate to, use the name of Lender or of any affiliate of Lender in any press release, advertising, or other promotional materials of any kind.

            (d) Transactions with Affiliates. Without the prior written consent of Lender, Borrower shall not enter into any transaction with any Affiliate thereof in connection with the Collateral, including, without limitation, relating to the purchase, sale, or exchange any assets or properties or the rendering of any service.

            (e) Name Change. Borrower shall not change its name, its chief executive office, or the locations at which it does business without providing Lender at least thirty (30) days' prior written notice thereof and executing, at Borrower's sole expense, such UCC-3 amendments and all other documents and instruments as Lender deems reasonably necessary or appropriate in order to continue the perfection of its Lien in and to all of the Collateral; provided, however, that under no circumstances shall the name of Borrower ever include the word "Bennett" in it.

            (f) Collateral. Neither Borrower nor Guarantor shall take any action (or permit or consent to the taking of any action) that might materially impair the value of all or any portion of the Collateral or any of the rights of Lender with respect to the Collateral, nor shall Borrower or Guarantor cause or permit any material amendment to or modification of the form or terms of any of the Pledged Notes Receivable, Pledged Put and Reserve Agreements, Applicable Mortgages, other Applicable Underlying Transaction Documents, or any Applicable Timeshare Documents, including but not limited to the Applicable Declarations.

SECTION 7.  EVENTS OF DEFAULT.
            -----------------

      An "Event of Default" shall exist if any of the following occurs:

      7.1   The Loan.
            --------

            (a) Payment Default. If Borrower fails to make, as and when due, whether by acceleration or otherwise, any payment or mandatory prepayment of principal, interest, or other fees or amounts of any and every kind hereunder or pursuant to any of the other Loan Documents. Notwithstanding the foregoing sentence to the contrary, a payment by Borrower hereunder or pursuant to any of the other Loan Documents shall not be deemed delinquent hereunder as long as the entire requisite amount is actually received by Lender, without notice or demand of any kind by Lender, within fifteen (15) days following the date upon which such payment is due.

            (b) Covenant Defaults. If Borrower fails fully and timely to perform or observe any non-monetary covenant, agreement, or warranty contained in this Agreement or in any of the other Loan Documents and such failure continues for a period of thirty (30) days after notice of such failure is furnished by Lender; provided, however, that if Borrower commences to cure such failure within such thirty (30) day period but, because of the nature of such failure, cure cannot be completed within thirty (30) days, notwithstanding Borrower's good faith best efforts to do so, then, provided that Borrower diligently seeks to complete such cure, an Event of Default shall not be deemed to have occurred unless such failure continues for a total of ninety (90) days after notice of such failure has been given by Lender, provided that such failure does not (i) result in substantial financial hardship to Lender; or (ii) materially impair the value of all or any portion of the Collateral, as determined in the reasonable judgment of Lender.

            (c) Warranties or Representations. If any statement or representation made by or on behalf of Borrower or Guarantor in any of the Loan Documents, or in any document, instrument, certificate, opinion, or other item furnished pursuant to the Loan Documents, is false, misleading, or incorrect in any material respect as of the date made or reaffirmed; provided, however, that no Event of Default shall exist hereunder if such false, misleading, or incorrect statement or representation was made by or on behalf of Borrower or Guarantor in good faith reliance following diligent inquiry upon a document, instrument, certificate, opinion, or other item furnished to Borrower or Guarantor by or on behalf of an Applicable Underlying Developer or an Applicable Underlying Guarantor.

            (d) Enforceability of Liens. If any Lien granted by Borrower to Lender in connection with the Loan is or becomes invalid or unenforceable or is not, or ceases to be, a perfected first priority Lien in favor of Lender encumbering the asset which it is intended to encumber, and Borrower fails to cause such Lien to become a valid, enforceable, first and prior Lien in a manner satisfactory to Lender within ten (10) days after Lender delivers written notice thereof to Borrower.

            (e) Involuntary Proceedings. If a case is commenced or a petition is filed against Borrower or Guarantor under any Debtor Relief Law, a receiver, conservator, liquidator, or trustee of Borrower or Guarantor or of any material asset of Borrower or Guarantor is appointed by court order and such order remains in effect for more than forty-five (45) days, or if any material asset of Borrower or Guarantor is sequestered by court order and such order remains in effect for more than forty-five (45) days.

            (f) Voluntary Proceedings. If either Borrower or Guarantor voluntarily seeks, consents to, or acquiesces in the benefit of any provision of any Debtor Relief Law, whether now or hereafter in effect, consents to the filing of any petition against it under such law, makes an assignment for the benefit of its creditors, admits in writing its inability to pay its debts generally as they become due, or consents to or suffers the appointment of a receiver, trustee, liquidator, or conservator for it or any part of its assets.

            (g) Attachment; Judgment; Tax Liens. The issuance, filing, levy, or seizure against all or any portion of the Collateral or any assets of Borrower or Guarantor, of one (1) or more attachments, injunctions, executions, tax liens, or judgments for the payment of money cumulatively in excess of $50,000, that is not discharged in full or stayed within thirty (30) days after such issuance, filing, levy, or seizure.

            (h) Going Concern Reference. If either Borrower's or Guarantor's annual audited financial statements required to be furnished to Lender, pursuant to Section 6.1(g) hereof, make a "going concern" reference or otherwise question Borrower's or Guarantor's continuing viability as a going concern.

            (i) Failure to Deposit Proceeds. If Borrower fails to deliver any payments made under an Applicable Underlying Transaction directly to Lender or Lockbox Agent as required by Section 2.5 hereof (other than inadvertent failures that are corrected immediately upon discovery), or if Borrower takes any other action which Lender shall deem to be a conversion of all or any portion of the Collateral or fraudulent with respect to Lender.

            (j) Removal of Collateral. If Borrower conceals, removes, transfers, conveys, assigns, or permits to be concealed, removed, transferred, conveyed, or assigned, any of the Collateral in violation of the terms of any of the Loan Documents or with the intent to hinder, delay, or defraud its creditors or any of them, including, without limitation, Lender.

            (k)   Other  Defaults.  If an  Event  of  Default  has  occurred  pursuant  to
                  ---------------
Section 3.6 hereof.

            (l)   Material  Adverse  Change.  If there occurs any material  adverse change
                  -------------------------
in the financial condition of Borrower or Guarantor.

            (m)   Default of Guarantors.  If a default has occurred under the Guaranty.
                  ---------------------

            (n) Default by Borrower in Other Agreements. Any default by Borrower
(i) in the payment or performance of other indebtedness for borrowed money or obligations in excess of $50,000 or (ii) in the payment or performance of any other material indebtedness or obligations owed to a person other than Lender, but only if such default is not cured or waived within thirty (30) days after the occurrence thereof.

            (o)   Violation  of Negative  Covenants.  If Borrower  violates  any  negative
                  ---------------------------------
covenant set forth in Section 6.2 hereof.

            (p) Insolvency. If either Borrower or Guarantor becomes insolvent or otherwise generally unable to pay its respective debts as and when they become due or payable.

      7.2   Applicable Underlying Transactions.
            ----------------------------------

            (a) Payment Defaults. If any Applicable Underlying Developer fails to make, as and when due, whether by acceleration or otherwise, any payment or mandatory prepayment of principal, interest, or other fees or amounts of any and every kind, pursuant to the Applicable Underlying Transaction Documents, and such failure continues for a period of thirty (30) days after notice of such failure is furnished by Borrower to the Applicable Underlying Developer, which notice shall be given by Borrower immediately upon the Applicable Underlying Developer's failure to make the required payment.

            (b) Loss of Eligibility. A Pledged Note Receivable ceases being an Eligible Note Receivable for any reason pursuant to Section 1.46 hereof or an Applicable Underlying Purchase Transaction ceases being an Eligible Purchase Transaction pursuant to Section 1.47 hereof.

            (c) Attachment; Judgment Tax Liens. The issuance, filing, levy, or seizure against any Applicable Resort of one or more attachments, injunctions, executions, tax liens, or judgments for the payment of money cumulatively in excess of $25,000, that is not discharged in full or stayed within sixty (60) days after such issuance, filing, levy, or seizure.

            (d) Applicable Timeshare Documents. If any Applicable Declaration or a timeshare regime created thereby at an Applicable Resort is amended, restated, or terminated (other than amendments which add a phase or are non-material) without Lender's prior written consent.

            (e) Insolvency. If any Applicable Underlying Developer or Applicable Underlying Guarantor becomes insolvent or otherwise generally unable to pay its respective debts as and when they become due or payable.

            (f) Involuntary Proceedings. If a case is commenced or a petition is filed against any Applicable Underlying Developer or Applicable Underlying Guarantor under any Debtor Relief Law, a receiver, conservator, liquidator, or trustee of such Applicable Underlying Developer or Applicable Underlying Guarantor or of any material asset thereof is appointed by court order and such order remains in effect for more than forty-five (45) days, or if any material asset of any Applicable Underlying Developer or any Applicable Underlying Guarantor is sequestered by court order and such order remains in effect for more than forty-five (45) days.

            (g) Voluntary Proceedings. If an Applicable Underlying Developer or an Applicable Underlying Guarantor voluntarily seeks, consents to, or acquiesces in the benefit of any provision of any Debtor Relief Law, whether now or hereafter in effect, consents to the filing of any petition against it under such law, makes an assignment for the benefit of its creditors, admits in writing its inability to pay its debts generally as they become due, or consents to or suffers the appointment of a receiver, trustee, liquidator, or conservator for it or any part of its assets.

            (h)   Material  Adverse  Change.  If there occurs any material  adverse change
                  -------------------------
in  the  financial  condition  of  any  Applicable   Underlying  Developer  or  Applicable
Underlying Guarantor.

            (i) Enforceability. If any material term, provision, or condition of an Applicable Underlying Transaction Document becomes invalid or legally unenforceable by Borrower and its successors and assigns, including Lender.

            (j) Transfer of Property. Except for the sale of Encumbered Intervals in the ordinary course of an Applicable Underlying Developer's business in accordance with the terms of the Applicable Underlying Transaction Documents, and except for transfers due to involuntary condemnation which do not render an Applicable Resort useless for its intended purpose, if an Applicable Underlying Developer, without Borrower's and Lender's prior written consent, sells, conveys, or further encumbers all or any part of its interest in the Applicable Resort or in any of the personalty located thereon or used or intended to be used in connection therewith except for phase amendments and any other non-material amendments. For purposes of this paragraph, an assignment, sale, or transfer shall also include the transfer of any stock of the Applicable Underlying Developer other than to an existing shareholder thereof.

            (k) Lien Against Applicable Resort. Except for the Permitted Liens and Encumbrances or as otherwise specifically provided herein to the contrary, if Borrower or an Applicable Underlying Developer grants any mortgage, Lien, or other encumbrance upon all or any portion of an Applicable Resort or any Applicable Underlying Transaction Collateral other than in favor of Lender in connection with the Loan, provided that such mortgage, Lien, or other encumbrance has a material adverse effect upon the value of such Applicable Underlying Transaction Collateral or all or any portion of the Collateral, unless approved by Lender in writing.

            (l) Title. If any violation or breach shall occur in any agreement, covenant, or restriction affecting title to all or any portion of an Applicable Resort or any Encumbered Intervals, including but not limited to any Permitted Liens and Encumbrances, and such violation or breach is not cured within any time frame allowed under the Applicable Underlying Transaction Documents.

            (m) Loss of License. The suspension, loss, revocation or failure to renew or file for renewal of any legally required registration, approval, license, permit, or franchise now held or hereafter acquired by an Applicable Underlying Developer or with respect to the unsold Intervals or the Encumbered Intervals at an Applicable Resort, or the failure to pay any amount which is necessary for the continued operation of the unsold Intervals or Encumbered Intervals or any Applicable Underlying Developer's business in connection with an Applicable Resort in the same manner as it is being conducted at the time of such loss, revocation, failure to renew, or failure to pay, which loss, revocation, failure to renew, or failure to pay is not cured within thirty (30) days following such occurrence.

            (n) Suspension of Sales. The issuance of any stay order, cease and desist order, injunction, temporary restraining order, or other judicial or nonjudicial sanction limiting or materially affecting any Interval marketing or sales activities at an Applicable Resort or the enforcement of Lender's remedies, which order or sanction is not terminated or dissolved within thirty
(30) days after issuance.

            (o) Cross-Default. An "Event of Default" [as defined in Section 7.2 of the RFI ADC Credit Facility] occurs in connection with a loan made with respect to the same Applicable Resort.

      Notwithstanding the foregoing provisions of this Section 7.2 to the contrary, an Event of Default hereunder shall not be deemed to exist if within thirty (30) days following the occurrence of any of the Defaults set forth in this Section 7.2, Borrower pays Lender the total amount of all Advances made by Lender in respect of the Applicable Underlying Transaction as to which such occurrence pertained, together with any accrued but unpaid interest thereon and any other amounts advanced by or otherwise owed to Lender in connection with such Applicable Underlying Transaction. Promptly following its receipt of all such amounts, and provided that no Default then exists hereunder, Lender shall release its Lien against all Applicable Underlying Transaction Collateral that secures the Applicable Underlying Transaction in question.

SECTION 8.  REMEDIES.
            --------

      8.1 Remedies Upon Default. Should an Event of Default occur, Lender may immediately take any one (1) or more of the actions described in this Section 8, all without notice to Borrower or Guarantor:

            (a) Acceleration. Declare the unpaid balance of the Loan, or any part thereof, immediately due and payable, whereupon the same shall be due and payable to Lender.

            (b) Termination of Obligation to Advance. Terminate any commitment or obligation of Lender to make Advances under this Agreement in its entirety, or any portion of any such commitment, and/or terminate Lender's further performance under this Agreement and/or any other document or instrument to which Lender and Borrower or Guarantor (or any other Affiliate of Borrower) are parties, without further liability or obligation to Borrower or Guarantor, to the extent Lender shall deem appropriate, all without notice to Borrower or any Guarantor.

            (c)   Termination  of  Obligation  to  Grant  Partial  Releases.   Cease
                  ---------------------------------------------------------
      granting or authorizing any Applicable  Underlying  Developer partial releases from the Lien of an Applicable Mortgage.

            (d) Judgment. Reduce Lender's claim to judgment, foreclose, or other-wise enforce each and every assignment of an Applicable Mortgage, Interval Mortgage, and/or any other Lien or security interest in all or any part of the Collateral by any available judicial or other procedure under law. Lender's right to sue and recover a judgment, either before, after, or during the pendency of any proceeding for the enforcement of the collateral assignment of the Applicable Mortgage or Interval Mortgage and the right of Lender to recover such judgment shall not be affected by any taking, possession, or foreclosure sale hereunder or by the exercise of any other right, power, or remedy for the enforcement of the collateral assignment of the Applicable Mortgage or Interval Mortgage or the foreclosure of the Lien thereof.

            (e) Sale of Collateral. Exercise all the rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Collateral), including (i) require Borrower to, and Borrower hereby agrees that it will, at its expense and upon request of Lender forthwith, assemble all or part of the Collateral as directed by Lender and make it available to Lender at a place to be designated by Lender that is reasonably convenient to both parties; (ii) enter upon any premises of Borrower and take possession of the Collateral; and (iii) sell the Collateral or any part thereof in one (1) or more parcels at public or private sale, at any of Lender's offices or elsewhere, at such time or times, for cash, on credit, or for future delivery, and at such price or prices and upon such other terms as Lender may deem commercially reasonable. Borrower agrees that, to the extent notice of sale shall be required by law, ten (10) days notice of the time and place of any sale shall constitute reasonable notification. At any sale of the Collateral, if permitted by law, Lender may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Collateral or any portion thereof for the account of Lender. Borrower shall remain liable for any deficiency. Lender shall not be required to proceed against any Collateral but may proceed against Borrower directly. To the extent permitted by law, Borrower hereby specifically waives all rights of redemption, stay, or appraisal that it has or may have under any law now existing or hereafter enacted.

            (f) Retention of Collateral. At its discretion, retain such portion of the Collateral as shall aggregate in value to an amount equal to the total amount owed by Borrower pursuant to the Loan Documents, in satisfaction of the Obligations, whenever the circumstances are such that Lender is entitled and elects to do so under applicable law.

            (g)   Purchase of  Collateral.  Buy all or any part of the Collateral at
                  -----------------------
      any public or private sale.

            (h) Exercise of Other Rights. Lender shall have all the rights and remedies of a secured party under the Code and other legal and equitable rights to which it may be entitled, including, without limitation, and without notice to Borrower or Guarantor, the right to continue to collect all payments made on the Pledged Notes Receivable, the Pledged Put and Reserve Agreements, the Pledged Consumer Notes Receivable and/or the Purchased Consumer Notes Receivable and to apply such payments to the Obligations, and to sue in its own name an Applicable Underlying Developer or other maker of any defaulted Pledged Note Receivable or Pledged Put and Reserve Agreement or the maker of any defaulted Pledged Consumer Notes Receivable or defaulted Purchased Consumer Notes Receivable. Lender may also exercise any and all other rights or remedies afforded by any other Applicable Laws or by the Loan Documents or, in the name and stead of Borrower, the Applicable Underlying Transaction Documents, as Lender shall deem appropriate, at law, in equity, or otherwise, including but not limited to the right to bring suit or other proceeding, either for specific performance (whether or not an adequate remedy exists at law or failure to grant specific performance would result in irreparable harm) of any covenant or condition contained in the Loan Documents or the Applicable Underlying Transaction Documents or in aid of the exercise of any right or remedy granted to Lender in the Loan Documents. Lender shall also have the right to require Borrower to assemble any of the Collateral not in Lender's possession, at Borrower's expense, and make it available to Lender at a place to be determined by Lender that is reasonably convenient to both parties, and Lender shall have the right to take immediate possession of all or any portion of the Collateral or Applicable Underlying Transaction Collateral and may enter any Applicable Resort or any of the premises of Borrower or an Applicable Underlying Developer or wherever the Collateral or Applicable Underlying Transaction Collateral shall be located, with or without process of law wherever the Collateral or Applicable Underlying Transaction Collateral may be, and, to the extent such premises are not the property of Lender, to keep and store the same on said premises until sold (and if said premises be the property of Borrower, Borrower agrees not to charge Lender for use and occupancy, rent, or storage of the Collateral, for a period of at least sixty (60) days after sale or disposition of the Collateral or Applicable Underlying Transaction Collateral).

      8.2 Notice of Sale. Reasonable notification of the time and place of any public sale of the Collateral or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made shall be sent to Borrower and to any other Person entitled under the Code to notice; provided, however, that if the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender may sell or otherwise dispose of the Collateral without advertisement or other notice of any kind. It is agreed that notice sent not less than ten (10) calendar days prior to the taking of the action to which such notice relates is reasonable notification and notice for the purposes of this Section 8.2. Lender shall have the right to bid at any public or private sale on its own behalf. Out of money arising from any such sale, Lender shall retain an amount equal to all costs and charges, including attorneys' fees, that it has incurred or may incur for advice, counsel, or other legal services or for pursuing, reclaiming, seeking to reclaim, taking, keeping, removing, storing, and advertising such Collateral for sale, selling same, and any and all other charges and expenses in connection therewith and in satisfying any prior Liens thereon. Any balance shall be applied against the Obligations, and in the event of deficiency, Borrower shall remain liable to Lender. In the event of any surplus, such surplus shall be paid to Borrower or to such other Persons as may be legally entitled to such surplus. If, by reason of any suit or proceeding of any kind, nature, or description against Borrower, or by Borrower or any other party against Lender, which in Lender's determination makes it advisable for Lender to seek counsel for the protection and preservation of its Liens and security interests, or to defend its own interest, such expenses and counsel fees shall be allowed to Lender, and the same shall be made a further charge and Lien upon the Collateral.

      In view of the fact that federal and state securities laws may impose certain restrictions on the methods by which a sale of certain Collateral may be effected after an Event of Default, Borrower agrees that upon the occurrence or existence of an Event of Default, Lender may, from time to time, attempt to sell all or any part of such Collateral by means of a private placement restricting the bidding and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for, or with a view to, distribution. In so doing, Lender may solicit offers to buy such Collateral, or any part of it for cash, from a limited number of investors deemed by Lender, in its reasonable judgment, to be responsible parties who might be interested in purchasing the Collateral, and if Lender solicits such offers from not less than two (2) such investors, then the acceptance by Lender of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposition of such Collateral.

      8.3 Application of Collateral; Termination of Agreements. Upon the occurrence of any Event of Default, Lender may, with or without proceeding with such sale or foreclosure or demanding payment or performance of the Obligations, without notice, terminate Lender's further performance under this Agreement or any other agreement or agreements between Lender and Borrower, Guarantor, or any Affiliate of Borrower, without further liability or obligation by Lender, and may also, at any time, appropriate and apply on any Obligations any and all Collateral in its, Custodian's, or Lockbox Agent's possession, custody, or control any and all balances, credits, deposits, accounts, reserves, indebtedness, or other monies due or owing to Borrower held by Lender hereunder or under any other financing agreement or otherwise, whether accrued or not. Neither such termination, nor the termination of this Agreement by lapse of time, the giving of notice, or otherwise, shall absolve, release, or otherwise affect the liability of Borrower in respect of transactions prior to such termination, or affect any of the Liens, security interests, rights, powers, and remedies of Lender, but they shall, in all events, continue until all of the Obligations have been satisfied in full.

      8.4 Rights of Lender Regarding Collateral. In addition to all other rights possessed by Lender, Lender, at its option, may from time to time after there shall have occurred an Event of Default, and for so long as such Event of Default remains uncured, take the following actions:

11728.18700.386303-8
            (a)   Transfer  all or any  part  of the  Collateral  into  the  name of
      Lender or its nominee;

            (b)   Take control of the proceeds of any of the Collateral;

            (c) Extend or renew the Loan and grant releases, compromises, or indulgences with respect to the Obligations, any portion thereof, any extension, or renewal thereof, or any security therefor, to any obligor hereunder or thereunder; and

            (d) Exchange certificates or instruments representing or evidencing the Collateral for certificates or instruments of smaller or larger denominations for any purpose consistent with the terms of this Agreement.

      8.5 Delegation of Duties and Rights. Lender may perform any of its duties and/or exercise any of its rights or remedies under the Loan Documents by or through its officers, directors, employees, attorneys, agents, or other representatives. To the maximum extent practicable in light of all relevant facts and circumstances, Lender will attempt to avoid any duplication of effort and cost to Borrower in connection with any such delegation on Lender's part.

      8.6 Lender Not in Control. None of the covenants or other provisions contained in this Agreement or in any other Loan Document shall give or be interpreted as giving Lender the right or power to exercise control over the affairs and/or management of Borrower or Guarantor.

      8.7 Waivers. The acceptance by Lender at any time and from time to time of partial payments of the Loan or performance of the Obligations shall not be deemed to be a waiver of any Event of Default then existing. No waiver by Lender of any Event of Default shall be deemed to be a waiver of any other or subsequent Event of Default. No delay or omission by Lender in exercising any right or remedy under the Loan Documents shall impair such right or remedy or be construed as a waiver thereof or an acquiescence therein, nor shall any single or partial exercise of any such right or remedy preclude other or further exercises thereof, or the exercise of any other right or remedy under the Loan Documents or otherwise. Further, except as otherwise expressly provided in this Agreement or by applicable law, Borrower and each and every surety, endorser, guarantor, and other party liable for the payment or performance of all or any portion of the Obligations, severally waive notice of the occurrence of any Default, Event of Default, presentment, and demand for payment, protest, and notice of protest, notice of intention to accelerate, acceleration, and nonpayment, and agree that their liability shall not be affected by any renewal or extension in the time of payment of the Loan, or by any release or change in any security for the payment or performance of the Loan, regardless of the number of such renewals, extensions, releases, or changes.

      8.8 Cumulative Rights. All rights and remedies available to Lender under the Loan Documents shall be cumulative of and in addition to all other rights and remedies granted to Lender under any of the Loan Documents, at law, or in equity, whether or not the Loan is due and payable and whether or not Lender shall have instituted any suit for collection or other action in connection with or pursuant to the Loan Documents.

      8.9 Expenditures by Lender. Any amounts expended by or on behalf of Lender pursuant to the exercise of any right or remedy provided herein or available at law or in equity shall become part of the Obligations and shall bear interest at the Default Rate from the date of such expenditure until the date repaid.

      8.10 Diminution in Value of Collateral. Lender shall not have any liability or responsibility whatsoever for any diminution or loss in value of any of the Collateral or Applicable Underlying Transaction Collateral, specifically including that which may arise from Lender's negligence or inadvertence, whether such negligence or inadvertence is the sole or contributing cause of any damage.

SECTION 9.  CERTAIN RIGHTS OF LENDER.
            ------------------------

      9.1 Protection of Collateral. Lender may, at any time and from time to time, take such actions as Lender deems necessary or appropriate to protect Lender's Liens and security interests in and to preserve the Collateral, and to establish, maintain, and protect the enforceability of Lender's rights with respect thereto, all at the expense of Borrower. Borrower agrees to cooperate fully with all of Lender's efforts to preserve the Collateral and Lender's Liens, security interests, and rights and will take such actions to preserve the Collateral and Lender's Liens, security interests, and rights as Lender may direct, including, without limitation, by promptly paying, upon Lender's demand therefor, all documentary stamp taxes or other taxes that may be or may become due in respect of any of the Collateral. All of Lender's expenses of preserving the Collateral and its Liens and security interests and rights therein shall be added to the principal amount of the Loan and secured by the Collateral.

      9.2 Performance by Lender. If Borrower fails to perform any agreement contained herein, Lender may itself perform, or cause the performance of, such agreement, and the expenses of Lender incurred in connection therewith shall be payable by Borrower under Section 9.5 hereof. In no event, however, shall Lender have any obligation or duty whatsoever to perform any covenant or agreement of Borrower or any Applicable Underlying Developer contained herein or in any of the other Loan Documents, any Applicable Underlying Transaction Documents, or any Applicable Timeshare Documents, and any such performance by Lender shall be wholly discretionary with Lender. The performance by Lender of any agreement or covenant of Borrower or any Applicable Underlying Developer on any occasion shall not give rise to any duty on the part of Lender to perform any such agreements or covenants on any other occasion or at any time. In addition, Borrower acknowledges that Lender shall not at any time or under any circumstances whatsoever have any duty to Borrower or to any other Person to exercise any of Lender's rights or remedies hereunder.

      9.3 No Liability of Lender. Lender is obligated to perform all covenants and obligations of Lender hereunder, including but not limited to making Advances to Borrower, subject to all of the terms, provisions, and conditions hereof and of the other Loan Documents. However, neither the acceptance of this Agreement by Lender nor the exercise of any rights hereunder by Lender shall be construed in any way as an assumption by Lender of any obligations, responsibilities, or duties of Borrower or any Applicable Underlying Developer arising in connection with any Applicable Resort, all or any portion of the Collateral or Applicable Underlying Transaction Collateral, under any Applicable Timeshare Documents, or under any Applicable Laws, or in connection with any other business of Borrower or the Collateral, nor shall it otherwise bind Lender to the performance of any obligations with respect to an Applicable Resort, the Collateral, or any Applicable Underlying Transaction Collateral, it being expressly understood that Lender shall not be obligated to perform, observe, or discharge any obligation, responsibility, duty, or liability of Borrower or any Applicable Underlying Developer with respect to any Applicable Resort, any of the Collateral, any of the Applicable Underlying Transaction Collateral, under any of the Applicable Timeshare Documents, or under any Applicable Laws, including but not limited to appearing in or defending any action, expending any money, or incurring any expense in connection therewith. Without limiting the foregoing, neither this Agreement, any action or actions on the part of Lender taken hereunder nor the acquisition of the Pledged Notes Receivable and/or the other Collateral by Lender prior to or following the occurrence of an Event of Default shall constitute an assumption by Lender of any obligations of Borrower with respect to an Applicable Resort or such Collateral, or any documents or instruments executed in connection therewith, including but not limited to the Applicable Underlying Transaction Documents, and Borrower shall continue to be liable for all of its obligations thereunder or with respect thereto. Borrower hereby agrees to indemnify, protect, defend, and hold Lender harmless from and against any and all claims, demands, causes of action, losses, damages, liabilities, suits, costs, and expenses, including, without limitation, attorneys' fees and court costs, asserted against or incurred by Lender by reason of, arising out of, or connected in any way with (i) any failure or alleged failure of Borrower to perform any of its covenants or obligations with respect to an Applicable Resort or all or any portion of the Collateral or Applicable Underlying Transaction Collateral; (ii) a breach of any certification, representation, warranty, or covenant of Borrower set forth in any of the Loan Documents; (iii) the ownership of the Pledged Notes Receivable, the Pledged Put and Reserve Agreements, the Pledged Consumer Notes Receivable, the Purchased Consumer Notes Receivable, the other Collateral, and the rights, titles, and interests assigned hereby, or intended so to be; (iv) the debtor-creditor relationships between Borrower, on the one hand, and the Applicable Underlying Developers or Lender, as the case may be, on the other hand; or (v) the Pledged Notes Receivable, the Pledged Put and Reserve Agreements, the Applicable Mortgages, the Pledged Consumer Notes Receivable, the Purchased Consumer Notes Receivable, the Interval Mortgages, or the management or operation of the Applicable Resorts. The obligations of Borrower to indemnify, protect, defend, and hold Lender harmless as provided in this Agreement are absolute, unconditional, present, and continuing, and shall not be dependent upon or affected by the genuineness, validity, regularity, or enforceability of any claim, demand, or suit from which Lender is indemnified. The indemnity provisions in this Section 9.3 shall survive the complete satisfaction of the Obligations and the termination of this Agreement and remain binding and enforceable against Borrower, together with its successors and assigns. Borrower hereby waives all notices with respect to any losses, damages, liabilities, suits, costs, and expenses, and all other demands whatsoever hereby indemnified, and agrees that its obligations under this Agreement shall not be affected by any circumstances, whether or not referred to above, that might otherwise constitute legal or equitable discharges of its obligations hereunder. If a court of competent jurisdiction should determine that Borrower is entitled to recover damages from Lender for any reason or upon any cause, claim, or counterclaim, in connection with the Loan or the transactions provided for or contemplated pursuant to this Agreement or the other Loan Documents, Borrower stipulates and agrees that any such damages or awards shall be limited to the amount of interest theretofore paid to Lender pursuant to the Note as of the date of such determination.

      9.4 Right to Defend Action Affecting Security. Lender may, at Borrower's expense, appear in and defend any action or proceeding, at law or in equity, that Lender in good faith believes may affect the Liens or security interests granted under this Agreement, including, without limitation, with respect to the Pledged Notes Receivable, the Pledged Put and Reserve Agreements, the Applicable Mortgages, the Pledged Consumer Notes Receivable, the Purchased Consumer Notes Receivable, the Interval Mortgages, the value of the Collateral, or Lender's rights under any of the Loan Documents.

      9.5 Expenses. All expenses payable by Borrower under any provision of this Agreement shall be Obligations of Borrower, and if paid by Lender, shall be repaid by Borrower to Lender, upon demand, and shall bear interest at the Default Rate from the date of payment of such expense(s) by Lender until repaid by Borrower.

      9.6 Lender's Right of Set-Off. Lender shall have the right to set-off against any or all of the Collateral any Obligations then due and unpaid by Borrower.

      9.7 Right of Lender to Extend Time of Payment, Substitute, Release Security, Etc. Without affecting the liability of any Person or entity, including, without limitation, any Applicable Underlying Developer, for the payment of any of the Obligations and without affecting or impairing Lender's Lien and other rights in and to the Collateral, or the remainder thereof, as security for the full amount of the Loan unpaid and the Obligations, Lender may from time to time, without notice: (a) release any Person liable for the payment of the Loan; (b) extend the time or otherwise alter the terms of payment of the Loan; (c) accept additional security for the Obligations of any kind, including deeds of trust or mortgages and security agreements; (d) alter, substitute, or release any Collateral; (e) realize upon any Collateral for the payment of all or any portion of the Loan in such order and manner as it may deem fit; and/or
(f) join in any subordination or other agreement affecting this Agreement or the lien or charge thereof.

      9.8 Assignment of Lender's Interest. Lender shall have the right to assign the Loan and all or any portion of its rights in or pursuant to this Agreement or any of the other Loan Documents to any subsequent holder or holders of the Note or the Obligations that assumes Lender's obligations hereunder and is a bank, pension fund, insurance company, or other institutional investor. The consent of Borrower shall not be required prior to any such assignment's becoming effective. Borrower shall be directly obligated to each assignee with respect to the Obligations assigned to such assignee and shall have no rights of setoff or other remedies against the assignee as a consequence of Lender's acts or omissions under this Agreement prior to such assignment. Upon the consummation of any assignment to an assignee pursuant to this Section 9.8, Lender and Borrower shall, if Lender or its assignee desires that the assignment be evidenced in part by a new promissory note, make appropriate arrangements for a new promissory note or, as appropriate, a replacement promissory note to be issued to Lender and for a new promissory note or, as appropriate, a replacement promissory note, to be issued to the assignee, in each case in principal amounts reflecting their respective rights to payment.

      9.9 Notice to Purchaser. Borrower authorizes Lender (but Lender shall not be obligated) to communicate at any time and from time to time with any Applicable Underlying Developer or any other Person primarily or secondarily liable under an Applicable Underlying Transaction with regard to the Lien of the Lender thereon and any other matter relating thereto; provided, however, that Lender shall not initiate any communication regarding the Applicable Underlying Transaction with any Applicable Underlying Developer or any other Person primarily or secondarily liable under an Applicable Underlying Transaction unless an Event of Default exists, although it may require Borrower or Servicing Agent to do so. By no later than the Closing Date, Borrower shall deliver to Lender notifications to the Applicable Underlying Developers executed in blank by Borrower and in form acceptable to Lender, pursuant to which the Applicable Underlying Developers (or other obligors) are directed to remit all payments in respect of the Collateral to Lockbox Agent or as Lender may otherwise require.

      9.10 Collection of the Notes. Borrower hereby directs and authorizes each Applicable Underlying Developer and other Person liable for the payment and performance of any Applicable Underlying Transaction, Pledged Consumer Note Receivable or Purchased Consumer Note Receivable, and promptly after the Closing Date, shall direct in writing each such Person, to pay each installment thereon to Lockbox Agent, pursuant to the Lockbox Agreement, unless and until directed otherwise by written notice from Lender or, at Lender's direction, from Borrower, after which such parties are and shall be directed to make all further payments on the Applicable Underlying Transactions, the Pledged Consumer Notes Receivable or the Purchased Consumer Notes Receivable in accordance with the directions of Lender; provided, however, that Lender shall not give any such notice to any Person unless an Event of Default exists, although it may require Borrower to do so. Following the occurrence of an Event of Default, Lender shall have the right to require that all payments becoming due under the Applicable Underlying Transactions, the Pledged Consumer Notes Receivable or the Purchased Consumer Notes Receivable be paid directly to Lender or as it otherwise may direct, and Lender is hereby authorized to receive, collect, hold, and apply the same in accordance with the provisions of this Agreement but shall provide Borrower with accountings of all such activity on at least as frequent a basis as Lockbox Agent was obligated to provide accountings to Lender and Borrower, pursuant to the Lockbox Agreement. In the event that following the occurrence of an Event of Default, Lender or Lockbox Agent does not receive any installment of principal or interest due and payable under any of the Applicable Underlying Transactions, the Pledged Consumer Notes Receivable or Purchased Consumer Notes Receivable on or prior to the date upon which such installment becomes due, Lender may, at its election (but without any obligation to do so), give or cause Lockbox Agent to give notice of such event of default to the defaulting party or parties, and Lender shall have the right (but not the obligation), subject to the terms of such Notes, to accelerate payment of the unpaid balance of any of the Applicable Underlying Transactions, the Pledged Consumer Notes Receivable or Purchased Consumer Notes Receivable in default and to foreclose each of the Applicable Mortgages and/or Interval Mortgages securing the payment thereof, and to enforce any other remedies available to the holder of such Applicable Underlying Transactions, Pledged Consumer Notes Receivable or Purchased Consumer Notes Receivable with respect to such event of default. Borrower hereby further authorizes, directs, and empowers Lender (and Lockbox Agent or any other Person as may be designated by Lender in writing) to collect and receive all checks and drafts evidencing such payments and to endorse such checks or drafts in the name of Borrower and, upon such endorsements, to collect and receive the money therefor. The right to endorse checks and drafts granted pursuant to the preceding sentence is irrevocable by Borrower, and the banks or banks paying such checks or drafts upon such endorsements, as well as the signers of the same, shall be as fully protected as though the checks or drafts had been endorsed by Borrower.

      9.11 Power of Attorney. Borrower does hereby irrevocably constitute and appoint Lender as Borrower's true and lawful agent and attorney-in-fact, with full power of substitution, for Borrower and in Borrower's name, place, and stead, or otherwise, to (a) endorse any checks or drafts payable to Borrower in the name of Borrower and in favor of Lender as provided in Section 9.10 hereof;
(b) to demand and receive from time to time any and all property, rights, titles, interests, and Liens hereby sold, assigned, and transferred, or intended so to be, and to give receipts for same; (c) upon an Event of Default, to collect all rent, revenues, and income, pursuant to the terms of any Applicable Mortgage or Interval Mortgage; (d) from time to time, to institute and prosecute, in Lender's own name, any and all proceedings at law, in equity, or otherwise, that Lender may deem proper in order to collect, assert, or enforce any claim, right, or title, of any kind, in and to the property, rights, titles, interests, and Liens hereby sold, assigned, or transferred, or intended so to be, and to defend and compromise any and all actions, suits, or proceedings in respect of any of the said property, rights, titles, interests, and Liens; (e) upon an Event of Default, to change Borrower's post office mailing address; and
(f) generally to do all and any such acts and things in relation to the Collateral as Lender shall in good faith deem advisable. Borrower hereby declares that the appointment made and the powers granted pursuant to this
Section 9.11 are coupled with an interest and are and shall be irrevocable by Borrower in any manner, or for any reason, unless and until a release of the same is executed by Lender and duly recorded in the appropriate public records of both Onondaga County, New York, and Maricopa County, Arizona.

      9.12 Relief from Automatic Stay, Etc. To the fullest extent permitted by law, in the event that Borrower or Guarantor shall make application for or seek relief or protection under the federal bankruptcy code (the "Bankruptcy Code") or any other Debtor Relief Laws, or in the event that any involuntary petition is filed against the Borrower or Guarantor under such Code or other Debtor Relief Laws and not dismissed with prejudice within forty-five (45) days, the automatic stay provisions of Section 362 of the Bankruptcy Code are hereby modified as to Lender to the extent necessary to implement the provisions hereof permitting set-off and the filing of financing statements or other instruments or documents; and Lender shall automatically and without demand or notice (each of which is hereby waived by Borrower) be entitled to immediate relief from any automatic stay imposed by Section 362 of the Bankruptcy Code or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in the Loan Documents. In addition, in the event that relief is sought by or against Borrower under the Bankruptcy Code, Borrower agrees not to seek, directly or indirectly, in any ensuing bankruptcy proceeding, any extension of the exclusivity period otherwise available to a debtor under the Bankruptcy Code, including, without limitation, the exclusivity period provided for under
Section 1121(b) of the Bankruptcy Code.

      9.13 Investigations and Inquiries. Borrower hereby authorizes Lender to conduct such investigations and inquiries concerning Borrower, Guarantor, the Applicable Resorts, the Applicable Underlying Developers, the Applicable Underlying Guarantors, the Collateral, and the Applicable Underlying Transaction Collateral as Lender shall deem necessary or desirable in connection with its monitoring of the Loan and the Collateral therefor, and all such Persons of whom Lender may make such inquiry are empowered to cooperate with, and to provide all requested information to, Lender.

      9.14 Verification of Use. Lender shall be under no duty or obligation to ascertain the manner in which Borrower or any Applicable Underlying Developer has used or will use the proceeds of the Loan or those of any Applicable Underlying Transaction. Lender's sole obligation shall be to advance the proceeds of the Loan subject to, and in strict accordance with, the terms, provisions, and conditions of this Agreement and the other Loan Documents. At no time shall Lender be obligated to disburse funds in excess of amounts recommended by Servicing Agent. Lender's obligation to fund the Loan is limited to the principal amount set forth herein and in the Note. Borrower is solely responsible for obtaining any other financing that may be necessary in order to enable it to fund the Applicable Underlying Transactions or to repay the Loan on or prior to the Maturity Date. It is expressly understood that Lender has no responsibility or obligation whatsoever to provide to Borrower any further financing, whether in connection with the Applicable Underlying Transactions or otherwise.

SECTION 10.  TERM OF AGREEMENT.
             -----------------

      This Agreement shall continue in full force and effect, and the Liens and security interests granted hereby and the duties, covenants, and liabilities of Borrower hereunder, and all the terms, conditions, and provisions hereof relating thereto shall continue to be fully operative until all of the Obligations have been satisfied in full. Borrower expressly agrees that if either Borrower or Guarantor makes a payment to Lender, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, or otherwise required to be repaid to a trustee, receiver, or any other party under any Debtor Relief Laws, state or federal law, common law, or equitable cause, then to the extent of such repayment, the Obligations or any part thereof intended to be satisfied and the Liens and security interests provided for hereunder securing the same shall be revived and continued in full force and effect as if said payment had not been made.

SECTION 11.  MISCELLANEOUS.
             -------------

      11.1 Notices. All notices, requests or demands required or permitted to be given under the Loan Documents shall be in writing, and shall be deemed effective (a) upon hand delivery, if hand delivered; (b) one (1) Business Day after such are deposited for delivery via Federal Express or other nationally recognized overnight courier service; or (c) three (3) Business Days after such are deposited in the United States mails, certified or registered mail, all with delivery charges and/or postage prepaid, addressed to the address specified below, or to such other address as the party being notified may have designated in a notice given to the other party. Written notice may be given by telecopy to the telecopier number specified below or to such other telecopier number as the party being notified may have designated in a notice given to the other party, which notice shall be effective on the day of receipt if received during the recipient's normal business hours on the day of receipt or otherwise on the next Business Day; provided that such notice shall not be deemed effective unless not later than the next Business Day, a copy of such notice is hand delivered or deposited for delivery via courier or in the United States mails in accordance with the requirements set forth above.

            If to Borrower:   Resort Funding, Inc.
                              Two Clinton Square
                            Syracuse, New York 13202
                       Attention: Thomas Hamel, President
                          Telecopy No.: (315) 422-9477

            With a copy to:   Resort Funding, Inc.
                              c/o Eastern Resorts
                              115 Long Wharf
                              P.O. Box 2000
                           Newport, Rhode Island 02840
                              Attention:  Richard Winkler, Esq., General Counsel
                          Telecopy No.: (401) 846-3888

            If to Lender:           FINOVA Capital Corporation
                              7272 East Indian School Road, Suite 410
                            Scottsdale, Arizona 85251
                              Attention:  Vice President- Resort Finance
                          Telecopy No.: (480) 874-6444

            With a copy to:   FINOVA Capital Corporation
                              7272 East Indian School Road, Suite 410
                            Scottsdale, Arizona 85251
                              Attention: Vice President-Associate General Counsel
                          Telecopy No.: (480) 874-6445

      11.2 Survival. All representations, warranties, covenants, and agreements made by Borrower herein, in the other Loan Documents, or in any other agreement, document, instrument, or certificate delivered by or on behalf of Borrower under or pursuant to the Loan Documents shall be considered to have been relied upon by Lender and shall survive the delivery to Lender of such Loan Documents (and each part thereof), regardless of any investigation made by or on behalf of Lender.

      11.3 GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (EXCEPT AS MAY BE EXPRESSLY PROVIDED THEREIN TO THE CONTRARY) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARIZONA, EXCLUSIVE OF ITS CHOICE OF LAWS PRINCIPLES.

      11.4 CHOICE OF JURISDICTION; WAIVER OF VENUE. EACH OF BORROWER AND LENDER:
(A) HEREBY IRREVOCABLY SUBMITS ITSELF TO THE PROCESS, JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF ARIZONA, MARICOPA COUNTY, AND TO THE PROCESS, JURISDICTION, AND VENUE OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA, FOR THE PURPOSES OF SUIT, ACTION OR OTHER PROCEEDINGS ARISING OUT OF OR RELATING TO ANY DOCUMENT OR THE SUBJECT MATTER THEREOF, OR, IF LENDER INITIATES SUCH ACTION, ANY COURT IN WHICH LENDER SHALL INITIATE SUCH ACTION, AND THE CHOICE OF SUCH VENUE SHALL IN ALL INSTANCES BE AT LENDER'S ELECTION; AND (B) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH OF BORROWER AND LENDER HEREBY WAIVES THE RIGHT TO COLLATERALLY ATTACK ANY JUDGMENT OR ACTION IN ANY OTHER FORUM.

Borrower Initials       (________)

Lender Initials           (________)

      11.5 Limitation on Interest. Lender and Borrower intend to comply at all times with all applicable usury laws. All agreements between Lender and Borrower, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the maturity of the Note or otherwise, shall the interest contracted for, charged, received, paid, or agreed to be paid to Lender exceed the highest lawful rate permissible under applicable usury laws. If, from any circumstance whatsoever, fulfillment of any provision hereof, of the Note, or of any other Loan Documents shall involve transcending the limit of such validity prescribed by any law which a court of competent jurisdiction may deem applicable hereto, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if from any circumstance Lender shall ever receive anything of value deemed interest by applicable law that would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal of the Loan and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of the Loan, such excess shall be refunded to Borrower. All interest paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal so that the interest on the Loan for such full period shall not exceed the highest lawful rate. Borrower agrees that in determining whether or not any interest payment under the Loan Documents exceeds the highest lawful rate, any non-principal payment (except payments specifically described in the Loan Documents as "interest"), including without limitation, prepayment fees and late charges, shall, to the maximum extent not prohibited by law, be deemed an expense, fee, premium, or penalty rather than interest. Lender hereby expressly disclaims any intent to contract for, charge, or receive interest in an amount that exceeds the highest lawful rate. The provisions of the Note, this Agreement, and all other Loan Documents are hereby modified to the extent necessary to conform with the limitations and provisions of this
Section 11.5, and this Section 11.5 shall govern over all other provisions in any document or agreement now or hereafter existing. This Section 11.5 shall never be superseded or waived unless there is a written document executed by Lender and Borrower expressly declaring the usury limitation of this Agreement to be null and void, and no other method or language shall be effective to supersede or waive this paragraph.

      11.6 Invalid Provisions. If any provision of this Agreement or any of the other Loan Documents is held to be illegal, invalid, or unenforceable under present or future laws effective during the term thereof, such provision shall be fully severable, this Agreement and the other Loan Documents shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof or thereof, and the remaining provisions hereof or thereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom. Any provision of this Agreement or any other Loan Document that is held to be illegal, invalid, or unenforceable in a particular Applicable Jurisdiction shall remain valid and enforceable in all other Applicable Jurisdictions. Furthermore, in lieu of any such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement and/or the other Loan Documents (as the case may be) a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

      11.7 Successors and Assigns. This Agreement and the other Loan Documents shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns; provided, however, that Borrower may not transfer or assign any of its rights or obligations under this Agreement or the other Loan Documents without the prior written consent of Lender. This Agreement and the transactions provided for or contemplated hereunder or under any of the other Loan Documents are intended solely for the benefit of the parties hereto. No third party shall have any rights or derive any benefits under or with respect to this Agreement or the other Loan Documents except as specifically set forth herein or otherwise provided in a written document signed by Borrower and Lender. No Person other than Borrower shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make Advances in the absence of strict compliance with any or all thereof, and no other Person, other than Borrower, under any circumstances whatsoever, shall be deemed to be a beneficiary of such conditions, any or all of which Lender freely may waive, in whole or in part, at any time if it deems it desirable to do so.

      11.8 Amendment. This Agreement (including all exhibits and schedules hereto) may not be amended or modified, and no term, provision, or condition hereof may be waived, except by a written instrument that is signed by all of the parties hereto.

      11.9 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signature thereto and hereto were on the same instrument. This Agreement shall become effective upon Lender's receipt of one (1) or more counterparts hereof signed by Borrower and Lender.

      11.10 Lender Not a Fiduciary. The relationship between Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower and no term or provision of any of the Loan Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.

      11.11 Release and Return of Notes Receivable and Collateral. In the event that all obligations of an Applicable Underlying Developer under Applicable Underlying Transaction Documents have been paid and performed in full, then within a reasonable time thereafter not to exceed thirty (30) days, Lender shall remove (or authorize Borrower to remove) from any related Pledged Notes Receivable and the related Pledged Consumer Notes Receivable the allonges endorsing such instruments to Lender and deliver such Pledged Notes Receivable, Pledged Consumer Notes Receivable and any Applicable Underlying Transaction Collateral, together with any other nonrecourse collateral reassignment documents requested and prepared by Borrower, at Borrower's sole cost and expense, free and clear of any Liens or encumbrances by any Person claiming by, through, or under Lender. In the event that all Obligations are satisfied, Lender shall release all Collateral for the Loan as set forth in this Section 11.11.

      11.12 Accounting Principles. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be determined or made in accordance with GAAP consistently applied at the time in effect, to the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.

      11.13 Entire Agreement; Inconsistencies. This Agreement and the other Loan Documents, including the exhibits and schedules to them, comprise the entire agreement between the parties relating to the subject matter hereof and supersede all prior agreements and understandings, both oral and written, between the parties hereto relating to the subject matter hereof (except as otherwise expressly provided herein), may not be changed or terminated orally or by course of conduct, and shall be deemed effective as of the Closing Date. In the event of any ambiguity or inconsistency between the provisions of the Loan Documents, the provisions imposing the greatest obligations upon Borrower and granting the most expansive rights to Lender shall control.

      11.14 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND OR CLARIFY ANY RIGHT, POWER, REMEDY, OR DEFENSE ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, WHETHER SOUNDING IN TORT OR CONTRACT OR OTHERWISE, OR WITH RESPECT TO ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY PARTY; AND EACH AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY. EACH OF BORROWER AND LENDER FURTHER WAIVES ANY RIGHT TO SEEK TO CONSOLIDATE ANY SUCH LITIGATION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. FURTHER, BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER, INCLUDING LENDER'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. BORROWER ACKNOWLEDGES THAT THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT TO LENDER'S ACCEPTANCE OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. THE WAIVER AND STIPULATIONS OF BORROWER AND LENDER IN THIS SECTION 11.14 SHALL SURVIVE THE FINAL PAYMENT OR PERFORMANCE OF ALL OF THE OBLIGATIONS AND THE RESULTING TERMINATION OF THIS AGREEMENT.

Borrower Initials       (________)

Lender Initials           (________)

      11.15 Incorporation of Exhibits and Schedules. This Agreement, together with all exhibits and schedules hereto, constitute one (1) document and agreement that is referred to herein by the use of the defined term "Agreement." Such exhibits and schedules are incorporated herein as though fully set out in this Agreement. The definitions contained in any part of this Agreement shall apply to all parts of this Agreement.

      11.16 Consent to Advertising and Publicity of Applicable Timeshare Documents. Lender routinely advertises the transactions to which it is a party in newspapers, industry periodicals, and other miscellaneous print and electronic literature. However, Lender will not use the name, logo, insignia, descriptive art work, trade name, trademark, or other similar material of Borrower or Guarantor, whether or not protected by copyright (or otherwise), in any such advertisement, without the consent of the Person whose name or property right is being used; and Lender will not identify any Applicable Underlying Transaction in any such advertisement without the consent of Borrower. Any consent required from a Person pursuant to the preceding provisions of this
Section 11.16 may be given or withheld in such Person's sole and absolute discretion.

      11.17 Directly or Indirectly. Where any provision in the Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provisions shall be applicable, whether such action is taken directly or indirectly by such Person.

      11.18 Captions. Section captions have been included in this Agreement for convenience of reference only and should not be relied upon or used in interpreting the meaning or intent of any provision hereof.

      11.19 Gender.  Words of any  gender  in this  Agreement  shall  include  each  other
            ------
gender, where appropriate.

      11.20 No Duty. All attorneys, accountants, appraisers, consultants, custodians, and other professionals retained by Lender in connection with the Loan shall have the right to act exclusively in the interest of Lender and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any kind or nature whatsoever to Borrower or any other Person.

      11.21 Reimbursement for Taxes. Borrower will promptly, upon written demand from Lender, reimburse Lender for any taxes assessed against Lender by the State of Arizona or any subdivision thereof that is on account of or measured by the interest or other income received by Lender under the Pledged Notes Receivable, Applicable Mortgages or other Applicable Underlying Transaction Documents assigned to Lender pursuant to this Agreement or in any way imposed upon Lender in connection with the transactions contemplated hereunder, including, without limitation, any general intangible tax or documentary tax; provided, however, that Borrower shall not be responsible for paying any income or profit-based tax assessed against Lender.

      11.22 Submissions.
            -----------

            (a) All documents, agreements, reports, surveys, appraisals, insurance policies, references, financial information, and other submissions required to be furnished by Borrower or Guarantor to Lender hereunder or pursuant to any of the other Loan Documents (collectively "Submissions") shall be in form and content satisfactory to Lender and prepared at Borrower's or an Applicable Underlying Developer's expense.

            (b) Lender shall have the prior right of approval of any Person responsible for preparing a Submission (a "Preparer") and may reject any Submission if Lender believes that the experience, skill, or reputation of the applicable Preparer is unsatisfactory in any respect whatsoever.

            (c) All reports and appraisals required to be furnished by Borrower or Guarantor to Lender hereunder or pursuant to any of the other Loan Documents shall specifically be addressed to Lender and include the following statement:

            THE UNDERSIGNED ACKNOWLEDGES THAT FINOVA CAPITAL CORPORATION IS RELYING ON THE WITHIN INFORMATION IN CONNECTION WITH ITS ADVANCES TO BORROWER ON THE SUBJECT PROPERTY.

            (d) Whether or not expressly stated herein, all consents and approvals granted by Lender hereunder shall be valid and effective only if contained in a written document or instrument that has been signed by a duly authorized representative of Lender.

      11.23 Confidentiality. Each party hereto acknowledges and agrees that the material terms hereof and of the other Loan Documents are and shall remain strictly confidential. No party hereto shall ever disclose the material terms and provisions hereof without the express prior written consent of the other parties; provided, however, that the disclosure of the material terms and provisions of this Agreement to a party's shareholders, officers, directors, principals, attorneys, accountants, or lenders, or if required by law or subpoena, shall not constitute a breach of this Section 11.23. The parties hereto shall take all appropriate measures to prevent the inadvertent or unintentional disclosure of the material terms and provisions hereof.

      11.24 Year 2000 Issues. Borrower has taken all action necessary to assure that there will be no material adverse change to Borrower's business by reason of the advent of the year 2000, including, without limitation, that all computer-based systems, embedded microchips and other processing capabilities effectively recognize and process dates after April 1, 1999. Borrower has taken all actions necessary in Lender's reasonable judgment to assure that there will be no material adverse change to Borrower's business by reason of the advent of the year 2000, including without limitation that all computer-based systems, embedded microchips and other processing capabilities effectively recognize and process all dates. Promptly after Lender's request from time to time, Borrower shall provide to Lender assurance reasonably acceptable to Lender that Borrower's computer-based systems, embedded microchips and other processing capabilities effectively recognize and process all dates.

      11.25 Standards Applied to Lender's Actions. Unless otherwise specifically stipulated elsewhere in the Loan Documents, if a matter is left in the Loan Documents to the decision, right, requirement, request, determination, judgment, opinion, approval, consent, waiver, satisfaction, acceptance, agreement, option, election or discretion of Lender, its employees, Lender's counsel or any agent for or independent contractor of Lender, such action shall be deemed to be exercisable by Lender or such other person in its sole and absolute discretion and according to standards established in its sole, absolute and unlimited discretion. Without limiting the generality of the foregoing, "option" and "discretion" shall be implied by use of the words "if" or "may". However, whenever the Loan Documents contain the terms "reasonably satisfactory to Lender," "reasonably determined by Lender," "reasonably acceptable to Lender," "reasonable consent of Lender," "Lender shall reasonably elect," "Lender shall reasonably request," "reasonably approved by Lender" or similar terms wherein the word reasonable or a derivative thereof is used with regard to an action of
Lender: (a) such terms shall mean satisfactory to, at the election of, determined by, acceptable to or requested by, as applicable, Lender in its sole (but reasonably exercised) discretion under standards applicable to commercial lenders under the laws of the State of Arizona; and (b) it is the intention of the parties to permit Lender a broad latitude in which to exercise its discretion, acknowledging that, while such discretion may not be exercised arbitrarily or capriciously, it may be exercised conservatively for Lender's protection and benefit. By way of illustration, and not of limitation, it shall not be unreasonable for Lender, in exercising its discretion, to make conservative assumptions regarding the possible outcome of future events.

      11.26 Scope of Attorneys' Fees. As used in the Loan Documents, the term "attorneys' fees" includes the reasonable fees of attorneys licensed to practice law in any jurisdiction, law clerks, paralegals, investigators and others not admitted to the bar but performing services under the supervision of a licensed attorney, and the expenses (including, without limitation, normal and customary charges for telecopy and photocopy services and clerical overtime) incurred by them in the performance of their services. As used in the Loan Documents, attorneys' fees incurred by Lender in the enforcement of any remedy or covenant include, without limitation, attorneys' fees incurred in any foreclosure of liens or security interests granted under Loan Documents, in protecting or sustaining the lien or priority of the Collateral, or in any proceeding arising from or connected with any such matter, including any bankruptcy, receivership, injunction or other similar proceeding, or any appeal from or petition for review of any such matter, and with or without litigation.

      IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be duly executed and delivered effective as of the date first above written.

                                    BORROWER:

                                    RESORT FUNDING, INC., a Delaware corporation



                                    By: /S/
                                    Its:  Senior Vice President
                                    Type/Print Name:  Gerald L. Klaben, Jr.

LENDER:

FINOVA CAPITAL CORPORATION, a Delaware corporation



By: /s/
Its: Vice President
Type/Print Name: Gayle R. McKenzie

                               LIST OF EXHIBITS


EXHIBIT "A" Form of Pledge and Assignment of Note Receivable and Applicable Mortgage

EXHIBIT "B"             Form of Pledge and  Assignment  of Put and Reserve  Agreement  and
                  Applicable Mortgage

EXHIBIT "C"             Form of Pledge and  Assignment of Consumer  Notes  Receivable  and
                  Interval Mortgages

EXHIBIT "D"       Form of Assignment of Underlying Guarantee

EXHIBIT "E"       Form of Lockbox Agreement

EXHIBIT "F"       Permitted Liens and Encumbrances

EXHIBIT "G"       Form of Servicing Agreement

EXHIBIT "H"       Form of Advance Request

EXHIBIT "I"       Currently Pending Litigation

EXHIBIT "J"       Form of Borrowing Base Report

EXHIBIT "K"       Exceptions to Eligible Consumer Note Receivable Standards

11728.18700.386303-8
                                  EXHIBIT "K"

           EXCEPTIONS TO ELIGIBLE CONSUMER NOTE RECEIVABLE STANDARDS


1.    Definition  of  Pre-Sales  Consumer  Note  Receivable.  A  Pre-Sales  Consumer  Note
      -----------------------------------------------------
      Receivable  is a Consumer Note  Receivable  with respect to which a Purchaser may no longer  rescind the Interval  sale  transaction  giving  rising to the Consumer Note
      Receivable,  but also with respect to which the Applicable  Underlying  Developer is not  entitled to receive and retain  payments  because one or more of the  following
      conditions  ("Acceptable  Executory  Conditions")  have  not  been  satisfied:   (a)
      construction  of the Unit(s) from which the sold  Interval(s)  is/are being  created and/or  other  improvements  have not been  completed  or (b) a specified  number of
      Interval sales and closings have not occurred.

2.    Additional  Conditions to the Funding of Pre-Sales  Consumer  Notes  Receivable and
      -----------------------------------------------------------------------------------
      Exceptions to Standard Criteria for Eligible Consumer Notes Receivable.
      ----------------------------------------------------------------------

      (a)   Additional Conditions.
            ---------------------

            (i) Lender may require an Applicable Borrowing Base Percentage less than 90% with respect to Pre-Sales Consumer Notes Receivable. The following additional conditions must be satisfied by Borrower at its expense in order for a Pre-Sales Consumer Note Receivable to qualify as an Eligible Note
                  Receivable:

                  (A) All payments received in respect of the Pre-Sales Consumer Note Receivable and the Interval Mortgage executed by the Purchaser in connection with the Interval sale giving rise to such Pre-Sales Consumer Note Receivable must be held in escrow ("Applicable Pre-Sales Escrow") by an escrow agent satisfactory to Lender ("Applicable Pre-Sales Escrow Agent).

                  (B) Borrower, the Applicable Underlying Developer and the Applicable Pre-Sales Escrow Agent shall have entered into a written agreement satisfactory to Lender pertaining to the rights and duties of Borrower, the Applicable Underlying Developer and the Applicable Escrow Agent with respect to the Applicable Pre-Sales Escrow.



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11728.18700.386303-8
                  (C)   If any of the  Pre-Sales  Consumer  Notes  Receivable  held in the
                        Applicable   Pre-Sales  Escrow  cannot  close  because  there  are
                        improvements  in  the  Applicable   Resort  which  have  not  been
                        completed,  Lender is satisfied  that adequate funds are available to insure that final,  lien free  completion of such  improvements will  occur  and  that  such  funds  will be  disbursed  for  such purpose.  If the  source  of  such  funds  is a loan,  Lender  may require  that such loan be a loan which has been  hypothecated  to
                        Lender  under the RFI ADC Credit  Facility  and is not in default.
                        Lender may also  require  that any surety  bonds  intended  as the assurance of such completion be in form and substance,  and issued by sureties, acceptable to it.

      (b) Waived Conditions (Pre-Sales Consumer Notes Receivable). A Pre-Sales Consumer Note Receivable shall qualify as an Eligible Consumer Note Receivable notwithstanding the failure of the Pre-Sales Consumer Note Receivable to meet the following criteria:

            (i) closing of the Interval sale transaction giving rise to the Pre-Sales Consumer Note Receivable and, if the Interval is an estate in real property and the Purchaser is entitled to a deed before payment of the purchase price in full for the Interval, recordation of an Interval Mortgage, but only if due solely to the Acceptable Executory Conditions not having been satisfied and the Applicable Underlying Developer is not in default on account of the non-satisfaction of such conditions;

            (ii) access by the Purchaser to a Unit in the Applicable Resort, but only if due solely to the Unit from which the relevant Interval will be created not having been completed and the date by which completion was required to have been done not having occurred; and

            (iii) lack of a claim of the Purchaser of the Interval or other obligor under the Pre-Sales Consumer Note Receivable against the Applicable Underlying Developer, but only so long as any claim is an inchoate or contingent claim and would become choate or non-contingent only if the Applicable Underlying Developer fails to close the relevant Interval sale or fails to complete any improvements which must be completed by the Applicable Underlying Developer.




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11728.18700.386303-8
      (c)   Waived Conditions (Consumer Notes Receivable which are not Pre-Sales Consumer
            -----------------------------------------------------------------------------
            Notes  Receivable).   A  Consumer  Note  Receivable  other  than  a  Pre-Sales
            ------------------
            Consumer  Note  Receivable   shall  qualify  as  an  Eligible   Consumer  Note
            Receivable  notwithstanding  the failure of the Consumer  Note  Receivable  to meet the  following  criteria  so long as (1)  closing  of the  Interval  sale transaction  giving rise to the  Consumer  Note  Receivable  has  occurred the
            Purchaser is obligated to make,  and the  Applicable  Underlying  Developer is entitled to receive and retain,  all payments on the Consumer Note  Receivable and (2) Lender is satisfied  that adequate  funds are available to insure that final,  lien free  completion  of such  improvements  will occur and that such funds will be  disbursed  for such  purpose  (If the source of such funds is a loan,  Lender may require that such loan be a loan which has been hypothecated to Lender  under the RFI ADC Credit  Facility  and is not in  default.  Lender may also  require  that any surety  bonds  intended as the  assurance  of such completion  be in form and  substance,  and issue by sureties,  acceptable  to
            it.):

            (i) access by the Purchaser to a Unit in the Applicable Resort, but only if due solely to the Unit from which the relevant Interval will be created not having been completed and the date by which completion was required to have been done not having occurred; and

            (ii) lack of a claim of the Purchaser of the Interval or other obligor under the Consumer Note Receivable against the Applicable Underlying Developer, but only so long as any claim is an inchoate or contingent claim and would become choate or non-contingent only if the Applicable Underlying Developer fails to complete improvements not then completed.
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